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                       FARM BUREAU LIFE VARIABLE ACCOUNT

        NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                August 23, 2002

Farm Bureau Life Insurance Company is offering a nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and
(2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    -  death proceeds upon the Insured's death, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century
  VP Ultra Fund
  VP Vista Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio
Fidelity Variable Insurance Products
 Funds
  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance
 Products Trust
  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund (formerly Franklin Value
   Securities Fund)--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio
  JPMorgan Small Company Portfolio
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.

  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 (800) 247-4170
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TABLE OF CONTENTS
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
                                                                  PAGE
                                                              ------------
DEFINITIONS.................................................            3
SUMMARY OF THE POLICY.......................................            5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE
  ACCOUNT...................................................           10
      Farm Bureau Life Insurance Company....................           10
      Iowa Farm Bureau Federation...........................           11
      IMSA..................................................           11
      The Variable Account..................................           11
      Investment Options....................................           11
      Addition, Deletion or Substitution of Investments.....           18
THE POLICY..................................................           19
      Purchasing the Policy.................................           19
      Premiums..............................................           19
      Examination of Policy (Cancellation Privilege)........           22
      Policy Lapse and Reinstatement........................           22
      Special Transfer Privilege............................           23
POLICY BENEFITS.............................................           23
      Accumulated Value Benefits............................           23
      Transfers.............................................           26
      Loan Benefits.........................................           27
      Death Proceeds........................................           29
      Accelerated Payments of Death Proceeds................           32
      Benefits at Maturity..................................           33
      Payment Options.......................................           33
CHARGES AND DEDUCTIONS......................................           34
      Premium Expense Charge................................           34
      Monthly Deduction.....................................           34
      Transfer Charge.......................................           36
      Partial Withdrawal Fee................................           37
      Surrender Charge......................................           37
      Variable Account Charges..............................           37
THE DECLARED INTEREST OPTION................................           38
      General Description...................................           38
      Declared Interest Option Accumulated Value............           38
      Transfers, Partial Withdrawals, Surrenders and Policy
        Loans...............................................           39
GENERAL PROVISIONS..........................................           39
      The Contract..........................................           39
      Incontestability......................................           39
      Change of Provisions..................................           39
      Misstatement of Age or Sex............................           40
      Suicide Exclusion.....................................           40
      Annual Report.........................................           40
      Nonparticipation......................................           40
      Ownership of Assets...................................           40
      Written Notice........................................           40
      Postponement of Payments..............................           40
      Continuance of Insurance..............................           41
      Ownership.............................................           41
      The Beneficiary.......................................           41
      Changing the Policyowner or Beneficiary...............           42

                                                                  PAGE
                                                              ------------
      Additional Insurance Benefits.........................           42
DISTRIBUTION OF THE POLICIES................................           43
FEDERAL TAX MATTERS.........................................           43
      Introduction..........................................           43
      Tax Status of the Policy..............................           44
      Tax Treatment of Policy Benefits......................           44
      Possible Tax Law Changes..............................           46
      Taxation of the Company...............................           46
      Employment-Related Benefit Plans......................           46
ADDITIONAL INFORMATION......................................           47
FINANCIAL STATEMENTS........................................           53
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES......   Appendix A
DEATH BENEFIT OPTIONS.......................................   Appendix B
MAXIMUM SURRENDER CHARGES...................................   Appendix C

                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).

COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

CORRIDOR DEATH BENEFIT: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death;

    (c) the Beneficiary's statement of election;

    (d) a copy of the Beneficiary's Form W-9; or

    (e) any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in the state of
Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

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MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The
Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

THRESHOLD PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at its Home Office.

--------------------------------------------------------------------------------

SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a nonparticipating flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue standard-rated Policies for a minimum Specified Amount of $50,000, and preferred-rated Policies for a minimum Specified Amount of $100,000 but we may issue such Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - You may examine and cancel the Policy by returning it to us before midnight of the 30th day after you received it. We will refund you the greater of:

         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

    - The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").

    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial Net Premium to the Declared Interest
        Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive, at our Home Office, a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before the earlier of (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after the earlier of (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment performance of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Surrender Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $10 charge for the thirteenth and each subsequent transfer in that Policy Year. (This charge is guaranteed not to exceed $25.) Once we issue a Policy, we will not increase this charge for the life of the Policy.

    - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating Net Premiums.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Net Surrender Value. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.)

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.

    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Increasing Death Benefit Option--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Corridor Death Benefit.

         - Level Death Benefit Option--the death benefit is the greater of the Specified Amount, or the Corridor Death Benefit.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest, any premiums paid after the date of death and any interest credited from the date of death to the date of payment. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a premium expense charge equal to a maximum of 7% of each premium up to the Threshold Premium and 2% of each Premium in excess of the Threshold Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and

         -   a $5 policy expense charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge of $0.05 per $1,000 of Specified Amount or Specified Amount increase.

    - We also apply a $5 first-year monthly expense charge during the first 12 Policy Months.

    - Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy Years we apply a charge per $1,000 of Specified Amount which varies by age, sex, underwriting class and Policy Year (see "APPENDIX C--Maximum Surrender Charges"). A Surrender Charge will also apply to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount. The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount.

    - We waive the transfer charge for the first twelve transfers during a Policy Year, but may deduct a $10 charge for the thirteenth and each subsequent transfer in that Policy Year. (This charge is guaranteed not to exceed $25.) Once we issue a Policy, we will not increase this charge for the life of the Policy.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2001. Current and future expenses may be higher or lower than those shown.

                                                                                 TOTAL EXPENSES
                                              ADVISORY    OTHER      12B-1     (AFTER FEE WAIVERS
INVESTMENT OPTION                               FEE      EXPENSES     FEE      AND REIMBURSEMENTS)
American Century
  VP Ultra Fund                                1.00%      0.00%      0.00%            1.00%(1)(2)
  VP Vista Fund                                1.00%      0.00%      0.00%            1.00%(1)
Dreyfus
  VIF Appreciation Portfolio--Initial Share
  Class                                        0.75%      0.03%      0.00%            0.78%
  VIF Disciplined Stock Portfolio--Initial
  Share Class                                  0.75%      0.06%      0.00%            0.81%
  VIF Growth and Income Portfolio--Initial
  Share Class                                  0.75%      0.04%      0.00%            0.79%
  VIF International Equity
  Portfolio--Initial Share Class               0.75%      0.33%      0.00%            1.08%
  VIF Small Cap Portfolio--Initial Share
  Class                                        0.75%      0.04%      0.00%            0.79%
  Dreyfus Socially Responsible Growth Fund,
  Inc.--Service Share Class                    0.75%      0.09%      0.25%            1.09%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                          0.20%      0.08%      0.00%            0.28%
  High Grade Bond Portfolio                    0.30%      0.15%      0.00%            0.45%
  Managed Portfolio                            0.45%      0.11%      0.00%            0.56%
  Money Market Portfolio                       0.25%      0.25%      0.00%            0.50%
  Strategic Yield Portfolio(3)                 0.45%      0.14%      0.00%            0.59%
  Value Growth Portfolio                       0.45%      0.12%      0.00%            0.57%

                                                                                 TOTAL EXPENSES
                                              ADVISORY    OTHER      12B-1     (AFTER FEE WAIVERS
INVESTMENT OPTION                               FEE      EXPENSES     FEE      AND REIMBURSEMENTS)
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio -- Initial Class    0.58%      0.10%      0.00%            0.68%(4)
  VIP Growth Portfolio -- Initial Class        0.58%      0.10%      0.00%            0.68%(4)
  VIP Growth & Income Portfolio -- Initial
  Class                                        0.48%      0.10%      0.00%            0.58%(4)
  VIP High Income Portfolio -- Service
  Class 2                                      0.58%      0.15%      0.25%            0.98%
  VIP Index 500 Portfolio -- Initial Class     0.24%      0.04%      0.00%            0.28%(5)
  VIP Mid Cap Portfolio -- Service Class 2     0.58%      0.11%      0.25%            0.94%
  VIP Overseas Portfolio -- Initial Class      0.73%      0.19%      0.00%            0.92%(4)
Franklin Templeton
  Franklin Small Cap Fund--Class 2             0.45%      0.31%      0.25%            1.01%(6)(7)
  Franklin Small Cap Value Securities Fund--
  Class 2                                      0.57%      0.20%      0.25%            1.02%(6)(7)
  Franklin U.S. Government Fund--Class 2       0.51%      0.02%      0.25%            0.78%(7)(8)
  Mutual Shares Securities Fund--Class 2       0.60%      0.19%      0.25%            1.04%(7)
  Templeton Growth Securities Fund--Class 2    0.80%      0.05%      0.25%            1.10%(7)(8)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio             0.70%      0.30%      0.00%            1.00%(9)(10)
  JPMorgan Small Company Portfolio             0.60%      0.55%      0.00%            1.15%
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                   0.35%      0.30%      0.00%            0.65%(11)
  Russell 2000 Small Cap Index Portfolio       0.35%      0.40%      0.00%            0.75%(11)
  S&P MidCap 400 Index Portfolio               0.30%      0.30%      0.00%            0.60%(11)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                      0.85%      0.00%      0.00%            0.85%(12)
  Mid-Cap Growth Portfolio                     0.85%      0.00%      0.00%            0.85%(12)
  New America Growth Portfolio                 0.85%      0.00%      0.00%            0.85%(12)
  Personal Strategy Balanced Portfolio         0.90%      0.00%      0.00%            0.90%(12)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                1.05%      0.00%      0.00%            1.05%(12)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.

(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.

(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.

(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.

(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.

(11) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.

(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as accumulated value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY

    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2001, Iowa Farm Bureau Federation owned 57.08% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

    Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consisting of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stock.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap companies are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at our Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

    If mandated under applicable law, the Company may be required to reject a premium payment.

    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

        FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

        In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

        However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.
--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years. A Surrender Charge will also apply to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Surrender Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The Company waives fees for the first twelve transfers during a Policy Year.

        - We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS--Transfer Charge.") (This charge is guaranteed not to exceed $25.) Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

        - There is no charge to participate in this program. The Company reserves the right to discontinue this program at any time.
--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will also credit amounts representing previously credited interest on funds held as security for Policy Debt with the same rate of interest credited to amounts held in the Declared Interest Option. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt. The Company will treat the interest credited on funds held as security for Policy Debt as Accumulated Value under the Declared Interest Option.

    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain (at the time of the Policy Loan request, the difference between the Policy's Accumulated Value and the sum of all premiums paid). In that case, the interest rate to be charged on a Policy Loan representing gain under the Policy will be equal to the interest rate we credit to the amounts held as security for the Policy Debt.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated

    Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

        - the sum of the current Specified Amount and the Accumulated Value, or

        -   the Corridor Death Benefit

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits Policyowners generally should select the Increasing Death Benefit Option.

    Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        -   the Corridor Death Benefit

    Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, Policyowners generally should select the Level Death Benefit Option.

    Appendix B shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial withdrawal from Accumulated Value.

    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect the Level Death Benefit Option, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect the Level Death Benefit Option, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.

    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115 (Attained Age 95 in the state of
    Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.
--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION A--PROCEEDS LEFT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION B--PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION C--PAYMENT OF LIFE INCOME. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION D--PAYMENT OF A DESIGNATED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Threshold Premium and 2% of each premium over the Threshold Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.
--------------------------------------------------------------------------------

TRANSFER CHARGE

    The Company waives fees for the first twelve transfers during a Policy Year. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer. (This charge is guaranteed not to exceed $25.)

        - We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first six Policy Years based on the initial Specified Amount. We will also apply a Surrender Charge to any increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

ISSUE AGE  MALE, TOBACCO   FEMALE, TOBACCO   UNISEX, TOBACCO
   30         $10.49           $ 6.84            $ 9.76
   50         $26.80           $15.49            $24.41
   70         $34.49           $34.49            $34.49

    The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Policy Year.

    Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

        -   terminally ill,

        -   under 65 years of age and totally disabled, or

        - stays in a qualified nursing care center for 90 consecutive days or more.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.
--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NONPARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

        - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; and (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

        - Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

        - Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

        - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the

           Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

        - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders, and their suitability for inclusion to your Policy, from the registered representative selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). EquiTrust Marketing, an affiliate of the Company, currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same as that of the Company.

    Writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first-year commissions at a rate not exceeding 50% of Threshold Premiums and 4% of excess premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of Threshold Premiums and 4% of excess premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in Threshold Premiums may be paid during the first year following an increase in Specified Amount.

    These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. The Company will also vote on a proportional basis instructions to abstain on any item submitted for consideration to Fund shareholders. Votes to abstain would typically be counted toward establishing a quorum necessary to hold a meeting, however, passage of any item set forth for Fund shareholder consideration would only occur if a sufficient number of votes are cast in favor of the item.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the

    Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Eric K. Aasmundstad             Farmer; President and Director, North Dakota Farm Bureau Federation;
Director                          Director, FBL Financial Group, Inc. and other affiliates of the foregoing, NODAK Mutual Insurance Company and FB Bancorp.
Al Christopherson               Farmer; President, Minnesota Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation and FBL Financial Group, Inc. and
                                  other affiliates of the foregoing.
Kenny J. Evans                  Farmer; President and Director, Arizona Farm Bureau Federation,
Director                          Western Agricultural Insurance Company and Western Ag Insurance
                                  Agency, Inc.; Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Alan L. Foutz                   Farmer; President, Colorado Farm Bureau Federation and Colorado Farm
Director                          Bureau Mutual Insurance Company; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing, American Farm
                                  Bureau Insurance Services and Farm Bureau Bank.
Karen J. Henry                  Farmer; President and Director, Wyoming Farm Bureau Federation and
Director                          Mountain West Farm Bureau Mutual Insurance Company; Second Vice
                                  Chair and Director, FBL Financial Group, Inc.; Director, Western
                                  Agricultural Insurance Company and other affiliates of the foregoing.
Craig D. Hill                   Farmer; President, CAPA Hill, Inc.; Vice President and Director,
Director                          Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Vice President, Universal Assurors Life Insurance
                                  Company.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Leland J. Hogan                 Farmer; President, Utah Farm Bureau Federation, Hogan Brothers, Inc.
Director                          and L&B Development; Director, Farm Bureau Bank and FBL Financial
                                  Group, Inc. and other affiliates of the foregoing; Managing
                                  Member, South Rim, LC.
Daniel L. Johnson               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
Richard G. Kjerstad             Farmer; President and Director, South Dakota Farm Bureau Federation
Director                          and other affiliates of the foregoing; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing.
G. Steven Kouplen               Farmer; President, Oklahoma Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation, Oklahoma Rural Electric Coop and
                                  FBL Financial Group, Inc. and other affiliates of the foregoing.
Lindsey D. Larsen               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
David R. Machacek               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
David L. McClure                Farmer; President, Montana Farm Bureau Federation; Vice President
Director                          and Director, Mountain West Farm Bureau Mutual Insurance Company;
                                  Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Bryce P. Neidig                 Farmer; President, Nebraska Farm Bureau Federation and other
Director                          affiliates of the foregoing; Director, American Farm Bureau
                                  Federation and other affiliates of the foregoing, Western
                                  Agricultural Insurance Co. and other affiliates of the foregoing,
                                  FBL Financial Group, Inc. and other affiliates of the foregoing and Blue Cross/Blue Shield of Nebraska.
Charles E. Norris               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
Frank S. Priestley              Farmer; President and Director, Idaho Farm Bureau Federation and
Director                          other affiliates of the foregoing; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing and Farm Bureau
                                  Bank.
John J. VanSweden               Farmer and Rancher; President and Director, New Mexico Farm and
Director                          Livestock Bureau, Western Farm Bureau Mutual Insurance Company and
                                  Western Farm Insurance Agency; Vice President and Director,
                                  Western Agricultural Insurance Company and Western Ag Insurance
                                  Agency, Inc.; Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Craig A. Lang                   Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.;
President and Director            President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business
                                  Corporation; Director, Western Agricultural Insurance Company and
                                  other affiliates of the foregoing.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Howard D. Poulson               Farmer; First Vice Chair and Director, FBL Financial Group, Inc.;
Vice President and Director       President, Wisconsin Farm Bureau Federation and other affiliates of the foregoing; Director, American Farm Bureau Federation,
                                  Universal Assurors Life Insurance Company and Farm Bureau Bank.
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer           Group, Inc.
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President and         Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer               President, Secretary-Treasurer and Management Director FBL
                                  Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President and         Financial Group, Inc.
General Counsel
JoAnn Rumelhart                 Executive Vice President and General Manager-Life Cos., FBL
Executive Vice President and      Financial Group, Inc.
General Manager
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
James P. Brannen                Vice President-Finance, FBL Financial Group, Inc.
Vice President-Finance
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President-Associate
General Counsel
Doug Gumm                       Vice President-Information Technology, FBL Financial Group, Inc.
Vice President-Information
Technology
Barbara J. Moore                Vice President-Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.
Lou Ann Sandburg                Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President-Investments and    Group, Inc.
Assistant Treasurer
Bob Gray                        Vice President-Agency, FBL Financial Group, Inc.
Vice President-Agency
Paul Grinvalds                  Vice President-Life Administration, FBL Financial Group, Inc.
Vice President-Life
Administration
Dennis M. Marker                Vice President-Investment Administration, FBL Financial Group, Inc.
Vice President-Investment
Administration
James M. Mincks                 Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
James A. Pugh                   Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Don Seibel                      Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
Scott Shuck                     Vice President-Marketing Services, FBL Financial Group, Inc.
Vice President-Marketing
Services
Jim Streck                      Vice President-Life Underwriting/Issue/Alliance Administration, FBL
Vice President-Life               Financial Group, Inc.
Underwriting/ Issue/Alliance
Administration
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President,
Illustration Actuary
Charles T. Happel               Securities Vice President, FBL Financial Group, Inc.
Securities Vice President
Ronald J. Palmer                Agency Services Vice President, FBL Financial Group, Inc.
Agency Services Vice President
Robert J. Rummelhart            Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President
Douglas V. Shelton              Tax Vice President, FBL Financial Group, Inc.
Tax Vice President
Roger PJ Soener                 Investment Vice President, FBL Financial Group, Inc.
Investment Vice President,
Real Estate
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Cyrus S. Winters                Agency Administration Vice President, FBL Financial Group, Inc.
Agency Administration Vice
President
Jerry Banaka                    Operations Vice President-MRO, Farm Bureau Life Insurance Company.
Operations Vice President-MRO
Kermit J. Larson                Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Ronnie G. Lee                   Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
John F. Mottet                  Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Larry W. Riley                  Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Art Sieler                      Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Michael J. Tousley              Regional Vice President, Farm Bureau Life Insurance Company.
Regional Vice President
Rod Bubke                       Appointed Actuary, Farm Bureau Life Insurance Company.
Appointed Actuary

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS

    The financial statements of the Variable Account at December 31, 2001 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial information for the Variable Account and the Company as of and for the six months ended
    June 30, 2002 which has been included herein, is unaudited.

    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Variable Account's statements of net assets as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2001 and 2000 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein. The financial information for the Variable Account and the Company as of and for the six months ended
    June 30, 2002 which has been included herein, is unaudited.

    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 JUNE 30, 2002

                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market       $  41,795   $  36,138

LIABILITIES                            --          --
                                ----------------------
Net assets                      $  41,795   $  36,138
                                ======================

NET ASSETS
Accumulation units              $  41,795   $  36,138
                                ----------------------
Total net assets                $  41,795   $  36,138
                                ======================

Investments in shares of
  mutual funds, at cost         $  46,613   $  37,331
Shares of mutual fund owned      4,999.44    3,733.31

Accumulation units outstanding   4,270.25    3,757.78
Accumulation unit value         $    9.79   $    9.62

SEE ACCOMPANYING NOTE.

                                              DISCIPLINED       DREYFUS        INTERNATIONAL   DREYFUS
                                APPRECIATION     STOCK      GROWTH & INCOME       EQUITY      SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  72,430     $  17,123       $  53,161         $  15,096    $  88,315

LIABILITIES                             --            --              --                --           --
                                ------------------------------------------------------------------------
Net assets                       $  72,430     $  17,123       $  53,161         $  15,096    $  88,315
                                ========================================================================

NET ASSETS
Accumulation units               $  72,430     $  17,123       $  53,161         $  15,096    $  88,315
                                ------------------------------------------------------------------------
Total net assets                 $  72,430     $  17,123       $  53,161         $  15,096    $  88,315
                                ========================================================================

Investments in shares of
  mutual funds, at cost          $  79,563     $  18,780       $  60,673         $  15,137    $  93,246
Shares of mutual fund owned       2,267.70        939.77        2,904.96          1,405.59     2,589.11

Accumulation units outstanding    7,607.63      1,849.93        5,876.58          1,423.45     8,289.13
Accumulation unit value          $    9.52     $    9.26       $    9.05         $   10.61    $   10.65

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                  (UNAUDITED)

                                 SOCIALLY
                                RESPONSIBLE
                                  GROWTH       BLUE CHIP
                                SUBACCOUNT    SUBACCOUNT
                                --------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  26,291   $  33,474,970

LIABILITIES                             --              --
                                --------------------------
Net assets                       $  26,291   $  33,474,970
                                ==========================

NET ASSETS
Accumulation units               $  26,291   $  33,474,970
                                --------------------------
Total net assets                 $  26,291   $  33,474,970
                                ==========================

Investments in shares of
  mutual funds, at cost          $  29,768   $  35,653,381
Shares of mutual fund owned       1,194.49    1,105,514.19

Accumulation units outstanding    3,078.39      949,893.66
Accumulation unit value          $    8.54   $       35.24

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                                HIGH GRADE
                                   BOND      STRATEGIC YIELD     MANAGED     MONEY MARKET   VALUE GROWTH
                                SUBACCOUNT   SUBACCOUNT (1)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market       $ 6,811,354   $   9,293,680   $  33,274,625  $   1,263,867  $  27,658,955

LIABILITIES                              --              --              --             --             --
                                -------------------------------------------------------------------------
Net assets                      $ 6,811,354   $   9,293,680   $  33,274,625  $   1,263,867  $  27,658,955
                                =========================================================================

NET ASSETS
Accumulation units              $ 6,811,354   $   9,293,680   $  33,274,625  $   1,263,867  $  27,658,955
                                -------------------------------------------------------------------------
Total net assets                $ 6,811,354   $   9,293,680   $  33,274,625  $   1,263,867  $  27,658,955
                                =========================================================================

Investments in shares of
  mutual funds, at cost         $ 6,612,062   $  10,124,900   $  31,549,685  $   1,263,867  $  31,529,454
Shares of mutual fund owned      664,522.36    1,044,233.73    2,622,133.86   1,263,866.59   2,813,728.92

Accumulation units outstanding   279,935.12      339,664.87    1,128,089.79      81,027.06   1,427,329.38
Accumulation unit value         $     24.33   $       27.36   $       29.50  $       15.60  $       19.38

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                  (UNAUDITED)

                                CONTRAFUND      GROWTH
                                SUBACCOUNT    SUBACCOUNT
                                --------------------------
ASSETS
Investments in shares of
  mutual funds, at market       $ 5,506,924  $   7,695,751

LIABILITIES                              --             --
                                --------------------------
Net assets                      $ 5,506,924  $   7,695,751
                                ==========================

NET ASSETS
Accumulation units              $ 5,506,924  $   7,695,751
                                --------------------------
Total net assets                $ 5,506,924  $   7,695,751
                                ==========================

Investments in shares of
  mutual funds, at cost         $ 6,633,498  $  12,559,908
Shares of mutual fund owned      277,987.06     284,185.77

Accumulation units outstanding   607,380.06   1,069,905.48
Accumulation unit value         $      9.07  $        7.19

SEE ACCOMPANYING NOTE.

                                     FIDELITY
                                 GROWTH & INCOME    HIGH INCOME   INDEX 500     MIDCAP     OVERSEAS
                                    SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                ---------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market          $ 2,763,050       $  24,734   $ 5,727,303  $  139,634  $ 1,778,147

LIABILITIES                                 --              --            --          --           --
                                ---------------------------------------------------------------------
Net assets                         $ 2,763,050       $  24,734   $ 5,727,303  $  139,634  $ 1,778,147
                                =====================================================================

NET ASSETS
Accumulation units                 $ 2,763,050       $  24,734   $ 5,727,303  $  139,634  $ 1,778,147
                                ---------------------------------------------------------------------
Total net assets                   $ 2,763,050       $  24,734   $ 5,727,303  $  139,634  $ 1,778,147
                                =====================================================================

Investments in shares of
  mutual funds, at cost            $ 3,667,222       $  27,464   $ 7,700,553  $  143,702  $ 2,613,821
Shares of mutual fund owned         246,261.14        4,555.06     51,393.61    7,322.20   132,401.10

Accumulation units outstanding      366,773.88        2,505.79    780,454.85   13,479.54   222,420.19
Accumulation unit value            $      7.53       $    9.87   $      7.34  $    10.36  $      7.99

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                  (UNAUDITED)

                                                FRANKLIN
                                 FRANKLIN      SMALL CAP
                                SMALL CAP   VALUE SECURITIES
                                SUBACCOUNT   SUBACCOUNT (2)
                                ----------------------------
ASSETS
Investments in shares of
  mutual funds, at market       $  50,233      $  57,009

LIABILITIES                            --             --
                                ----------------------------
Net assets                      $  50,233      $  57,009
                                ============================

NET ASSETS
Accumulation units              $  50,233      $  57,009
                                ----------------------------
Total net assets                $  50,233      $  57,009
                                ============================

Investments in shares of
  mutual funds, at cost         $  57,549      $  57,162
Shares of mutual fund owned      3,424.23       5,058.49

Accumulation units outstanding   5,508.59       4,377.78
Accumulation unit value         $    9.12      $   13.02

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                                   FRANKLIN      MUTUAL SHARES      TEMPLETON
                                U.S. GOVERNMENT   SECURITIES    GROWTH SECURITIES  MIDCAP VALUE  SMALL COMPANY
                                  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market         $  105,823       $  67,783        $  35,824       $  99,657      $  41,364

LIABILITIES                               --              --               --              --             --
                                ------------------------------------------------------------------------------
Net assets                        $  105,823       $  67,783        $  35,824       $  99,657      $  41,364
                                ==============================================================================

NET ASSETS
Accumulation units                $  105,823       $  67,783        $  35,824       $  99,657      $  41,364
                                ------------------------------------------------------------------------------
Total net assets                  $  105,823       $  67,783        $  35,824       $  99,657      $  41,364
                                ==============================================================================

Investments in shares of
  mutual funds, at cost           $  109,117       $  72,209        $  38,323       $  98,844      $  43,866
Shares of mutual fund owned         8,254.52        5,174.24         3,505.31        5,787.28       3,371.18

Accumulation units outstanding     10,264.66        6,769.65         3,361.94        9,084.43       4,036.99
Accumulation unit value           $    10.31       $   10.01        $   10.66       $   10.97      $   10.25

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                  (UNAUDITED)

                                      S&P
                                MIDCAP 400 INDEX  NASDAQ 100 INDEX
                                   SUBACCOUNT        SUBACCOUNT
                                ----------------------------------
ASSETS
Investments in shares of
  mutual funds, at market          $  135,945        $  108,195

LIABILITIES                                --                --
                                ----------------------------------
Net assets                         $  135,945        $  108,195
                                ==================================

NET ASSETS
Accumulation units                 $  135,945        $  108,195
                                ----------------------------------
Total net assets                   $  135,945        $  108,195
                                ==================================

Investments in shares of
  mutual funds, at cost            $  143,681        $  142,938
Shares of mutual fund owned          3,035.85          7,315.39

Accumulation units outstanding      12,629.87         12,008.51
Accumulation unit value            $    10.76        $     9.01

SEE ACCOMPANYING NOTE.

                                 RUSSELL 2000                                   NEW AMERICA   PERSONAL STRATEGY
                                SMALL CAP INDEX  EQUITY INCOME  MID-CAP GROWTH     GROWTH         BALANCED       INTERNATIONAL STOCK
                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT          SUBACCOUNT
                                ----------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market         $  115,370      $  210,127     $ 4,597,358    $ 1,868,477      $ 3,512,260         $   986,224

LIABILITIES                               --              --              --             --               --                  --
                                ----------------------------------------------------------------------------------------------------
Net assets                        $  115,370      $  210,127     $ 4,597,358    $ 1,868,477      $ 3,512,260         $   986,224
                                ====================================================================================================

NET ASSETS
Accumulation units                $  115,370      $  210,127     $ 4,597,358    $ 1,868,477      $ 3,512,260         $   986,224
                                ----------------------------------------------------------------------------------------------------
Total net assets                  $  115,370      $  210,127     $ 4,597,358    $ 1,868,477      $ 3,512,260         $   986,224
                                ====================================================================================================

Investments in shares of
  mutual funds, at cost           $  120,037      $  221,379     $ 4,971,913    $ 2,859,397      $ 3,850,338         $ 1,377,920
Shares of mutual fund owned         2,550.17       11,457.29      281,012.11     129,755.34       249,805.13           89,575.25

Accumulation units outstanding     10,772.42       21,134.75      420,428.06     284,851.42       350,515.25          130,404.91
Accumulation unit value           $    10.71      $     9.94     $     10.93    $      6.56      $     10.02         $      7.56

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
Income:
  Dividends                      $      8    $    --
Expenses:
  Mortality and expense risk         (134)      (124)
                                ----------------------
Net investment income (loss)         (126)      (124)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    256         10
  Realized gain distributions          --         --
                                ----------------------
Total realized gain (loss) on
  investments                         256         10

Change in unrealized
  appreciation/depreciation of
  investments                      (5,426)    (1,737)
                                ----------------------
Net increase (decrease) in net
  assets from operations         $ (5,296)   $(1,851)
                                ======================

SEE ACCOMPANYING NOTE.

                                              DISCIPLINED       DREYFUS        INTERNATIONAL   DREYFUS
                                APPRECIATION     STOCK      GROWTH & INCOME       EQUITY      SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------
Income:
  Dividends                       $     4       $     1         $   123            $  35       $    11
Expenses:
  Mortality and expense risk         (244)          (54)           (153)             (41)         (204)
                                ------------------------------------------------------------------------
Net investment income (loss)         (240)          (53)            (30)              (6)         (193)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     34           (21)             37               52             3
  Realized gain distributions          --            --              --               --            --
                                ------------------------------------------------------------------------
Total realized gain (loss) on
  investments                          34           (21)             37               52             3

Change in unrealized
  appreciation/depreciation of
  investments                      (7,235)       (1,768)         (7,652)            (161)       (4,913)
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations          $(7,441)      $(1,842)        $(7,645)           $(115)      $(5,103)
                                ========================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                                  (UNAUDITED)

                                 SOCIALLY
                                RESPONSIBLE
                                  GROWTH      BLUE CHIP
                                SUBACCOUNT   SUBACCOUNT
                                ------------------------
Income:
  Dividends                       $      2   $   533,859
Expenses:
  Mortality and expense risk           (71)     (158,272)
                                ------------------------
Net investment income (loss)           (69)      375,587

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     (84)      271,342
  Realized gain distributions           --            --
                                ------------------------
Total realized gain (loss) on
  investments                          (84)      271,342

Change in unrealized
  appreciation/depreciation of
  investments                       (3,430)   (4,499,160)
                                ------------------------
Net increase (decrease) in net
  assets from operations          $ (3,583)  $(3,852,231)
                                ========================

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                                HIGH GRADE
                                   BOND     STRATEGIC YIELD    MANAGED     MONEY MARKET  VALUE GROWTH
                                SUBACCOUNT  SUBACCOUNT (1)    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                ---------------------------------------------------------------------
Income:
  Dividends                      $164,576      $300,315       $1,095,227     $ 7,479     $   510,131
Expenses:
  Mortality and expense risk      (28,815)      (39,844)        (147,637)     (5,392)       (126,022)
                                ---------------------------------------------------------------------
Net investment income (loss)      135,761       260,471          947,590       2,087         384,109

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                  3,954       (23,863)          48,679          --         (87,790)
  Realized gain distributions       6,495            --               --          --              --
                                ---------------------------------------------------------------------
Total realized gain (loss) on
  investments                      10,449       (23,863)          48,679          --         (87,790)

Change in unrealized
  appreciation/depreciation of
  investments                     106,122        24,280         (823,876)         --      (1,481,079)
                                ---------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations         $252,332      $260,888       $  172,393     $ 2,087     $(1,184,760)
                                =====================================================================

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                                  (UNAUDITED)

                                CONTRAFUND    GROWTH
                                SUBACCOUNT  SUBACCOUNT
                                -----------------------
Income:
  Dividends                      $ 42,364   $    18,453
Expenses:
  Mortality and expense risk      (24,083)      (37,574)
                                -----------------------
Net investment income (loss)       18,281       (19,121)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                (37,488)      (70,690)
  Realized gain distributions          --            --
                                -----------------------
Total realized gain (loss) on
  investments                     (37,488)      (70,690)

Change in unrealized
  appreciation/depreciation of
  investments                     (51,028)   (1,729,741)
                                -----------------------
Net increase (decrease) in net
  assets from operations         $(70,235)  $(1,819,552)
                                =======================

SEE ACCOMPANYING NOTE.

                                     FIDELITY
                                 GROWTH & INCOME    HIGH INCOME  INDEX 500     MIDCAP     OVERSEAS
                                    SUBACCOUNT      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                -------------------------------------------------------------------
Income:
  Dividends                         $  37,457         $ 1,622    $  71,463    $   343     $ 12,461
Expenses:
  Mortality and expense risk          (13,202)            (84)     (26,851)      (353)      (7,708)
                                -------------------------------------------------------------------
Net investment income (loss)           24,255           1,538       44,612        (10)       4,753

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    (28,366)            (62)     (37,026)       556      (68,000)
  Realized gain distributions              --              --           --         --           --
                                -------------------------------------------------------------------
Total realized gain (loss) on
  investments                         (28,366)            (62)     (37,026)       556      (68,000)

Change in unrealized
  appreciation/depreciation of
  investments                        (445,510)         (2,788)    (889,844)    (4,916)      10,259
                                -------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            $(449,621)        $(1,312)   $(882,258)   $(4,370)    $(52,988)
                                ===================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                                  (UNAUDITED)

                                                FRANKLIN
                                 FRANKLIN      SMALL CAP
                                SMALL CAP   VALUE SECURITIES
                                SUBACCOUNT   SUBACCOUNT (2)
                                ----------------------------
Income:
  Dividends                      $    119        $  775
Expenses:
  Mortality and expense risk         (157)         (170)
                                ----------------------------
Net investment income (loss)          (38)          605

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    115         1,171
  Realized gain distributions          --           752
                                ----------------------------
Total realized gain (loss) on
  investments                         115         1,923

Change in unrealized
  appreciation/depreciation of
  investments                      (8,377)         (597)
                                ----------------------------
Net increase (decrease) in net
  assets from operations         $ (8,300)       $1,931
                                ============================

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                                   FRANKLIN      MUTUAL SHARES      TEMPLETON
                                U.S. GOVERNMENT   SECURITIES    GROWTH SECURITIES  MIDCAP VALUE  SMALL COMPANY
                                  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------------
Income:
  Dividends                         $ 6,357         $   628          $ 1,082          $ 524         $    60
Expenses:
  Mortality and expense risk           (334)           (174)            (124)          (285)           (104)
                                ------------------------------------------------------------------------------
Net investment income (loss)          6,023             454              958            239             (44)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       (5)            212              100            369              76
  Realized gain distributions            --           1,078              398             --              --
                                ------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                            (5)          1,290              498            369              76

Change in unrealized
  appreciation/depreciation of
  investments                        (3,154)         (4,792)          (2,777)          (372)         (3,130)
                                ------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            $ 2,864         $(3,048)         $(1,321)         $ 236         $(3,098)
                                ==============================================================================

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                                  (UNAUDITED)

                                      S&P
                                MIDCAP 400 INDEX  NASDAQ 100 INDEX
                                   SUBACCOUNT        SUBACCOUNT
                                ----------------------------------
Income:
  Dividends                         $    236          $     --
Expenses:
  Mortality and expense risk            (357)             (337)
                                ----------------------------------
Net investment income (loss)            (121)             (337)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       626              (152)
  Realized gain distributions             89                --
                                ----------------------------------
Total realized gain (loss) on
  investments                            715              (152)

Change in unrealized
  appreciation/depreciation of
  investments                         (8,474)          (35,242)
                                ----------------------------------
Net increase (decrease) in net
  assets from operations            $ (7,880)         $(35,731)
                                ==================================

SEE ACCOMPANYING NOTE.

                                 RUSSELL 2000                                   NEW AMERICA  PERSONAL STRATEGY
                                SMALL CAP INDEX  EQUITY INCOME  MID-CAP GROWTH    GROWTH         BALANCED       INTERNATIONAL STOCK
                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT          SUBACCOUNT
                                ---------------------------------------------------------------------------------------------------
Income:
  Dividends                         $   123        $  1,040       $      --      $      --       $  45,947           $     --
Expenses:
  Mortality and expense risk           (333)           (590)        (21,245)        (9,008)        (15,148)            (4,266)
                                ---------------------------------------------------------------------------------------------------
Net investment income (loss)           (210)            450         (21,245)        (9,008)         30,799             (4,266)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                      884             400          11,655        (31,443)        (13,263)           (10,659)
  Realized gain distributions           602             127              --             --              --                 --
                                ---------------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                         1,486             527          11,655        (31,443)        (13,263)           (10,659)

Change in unrealized
  appreciation/depreciation of
  investments                        (6,922)        (11,705)       (536,764)      (433,613)       (148,165)           (28,639)
                                ---------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            $(5,646)       $(10,728)      $(546,354)     $(474,064)      $(130,629)          $(43,564)
                                ===================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)   $   (126)   $  (124)
  Total realized gain (loss)
    on investments                    256         10
  Change in unrealized
    appreciation/depreciation
    of investments                 (5,426)    (1,737)
                                ----------------------
Net increase (decrease) in net
  assets from operations           (5,296)    (1,851)

Contract transactions:
  Transfers of net premiums        13,610      7,954
  Transfers of surrenders and
    death benefits                    (15)       (26)
  Transfers of policy loans            --         --
  Transfers of cost of
    insurance and other
    charges                        (4,252)    (3,343)
  Transfers between
    subaccounts, including
    fixed interest subaccount      22,908     13,969
                                ----------------------
Net increase (decrease) in net
  assets from contract
  transactions                     32,251     18,554
                                ----------------------
Total increase (decrease) in
  net assets                       26,955     16,703

Net assets at beginning of
  period                           14,840     19,435
                                ----------------------
Net assets at end of period      $ 41,795    $36,138
                                ======================

SEE ACCOMPANYING NOTE.

                                              DISCIPLINED       DREYFUS        INTERNATIONAL   DREYFUS
                                APPRECIATION     STOCK      GROWTH & INCOME       EQUITY      SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)    $  (240)      $   (53)        $   (30)          $    (6)     $  (193)
  Total realized gain (loss)
    on investments                     34           (21)             37                52            3
  Change in unrealized
    appreciation/depreciation
    of investments                 (7,235)       (1,768)         (7,652)             (161)      (4,913)
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations           (7,441)       (1,842)         (7,645)             (115)      (5,103)

Contract transactions:
  Transfers of net premiums        26,882         6,512          33,651             3,782       30,799
  Transfers of surrenders and
    death benefits                     --            --             (88)               --       (5,707)
  Transfers of policy loans          (805)           --            (874)             (391)          --
  Transfers of cost of
    insurance and other
    charges                        (3,492)       (1,747)         (6,423)           (1,856)      (6,155)
  Transfers between
    subaccounts, including
    fixed interest subaccount      31,831         7,843          22,732            10,442       62,158
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     54,416        12,608          48,998            11,977       81,095
                                ------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       46,975        10,766          41,353            11,862       75,992

Net assets at beginning of
  period                           25,455         6,357          11,808             3,234       12,323
                                ------------------------------------------------------------------------
Net assets at end of period       $72,430       $17,123         $53,161           $15,096      $88,315
                                ========================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                  (UNAUDITED)

                                 SOCIALLY
                                RESPONSIBLE
                                  GROWTH      BLUE CHIP
                                SUBACCOUNT   SUBACCOUNT
                                ------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)    $    (69)  $   375,587
  Total realized gain (loss)
    on investments                     (84)      271,342
  Change in unrealized
    appreciation/depreciation
    of investments                  (3,430)   (4,499,160)
                                ------------------------
Net increase (decrease) in net
  assets from operations            (3,583)   (3,852,231)

Contract transactions:
  Transfers of net premiums          4,923     3,885,774
  Transfers of surrenders and
    death benefits                     (33)     (515,474)
  Transfers of policy loans             --      (336,826)
  Transfers of cost of
    insurance and other
    charges                         (2,527)   (1,821,965)
  Transfers between
    subaccounts, including
    fixed interest subaccount       16,663      (302,224)
                                ------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      19,026       909,285
                                ------------------------
Total increase (decrease) in
  net assets                        15,443    (2,942,946)

Net assets at beginning of
  period                            10,848    36,417,916
                                ------------------------
Net assets at end of period       $ 26,291   $33,474,970
                                ========================

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                                HIGH GRADE
                                   BOND     STRATEGIC YIELD    MANAGED     MONEY MARKET  VALUE GROWTH
                                SUBACCOUNT  SUBACCOUNT (1)    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                ---------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $ 135,761     $  260,471     $   947,590    $    2,087   $   384,109
  Total realized gain (loss)
    on investments                 10,449        (23,863)         48,679            --       (87,790)
  Change in unrealized
    appreciation/depreciation
    of investments                106,122         24,280        (823,876)           --    (1,481,079)
                                ---------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations          252,332        260,888         172,393         2,087    (1,184,760)

Contract transactions:
  Transfers of net premiums       563,833        745,487       2,350,463       272,468     2,418,983
  Transfers of surrenders and
    death benefits               (111,147)      (150,541)       (490,623)      (11,020)     (145,050)
  Transfers of policy loans       (25,727)       (77,642)       (227,481)      (58,443)     (187,461)
  Transfers of cost of
    insurance and other
    charges                      (306,815)      (422,337)     (1,497,890)      (89,951)   (1,360,555)
  Transfers between
    subaccounts, including
    fixed interest subaccount     113,228         73,713         139,128        30,517      (368,390)
                                ---------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                    233,372        168,680         273,597       143,571       357,527
                                ---------------------------------------------------------------------
Total increase (decrease) in
  net assets                      485,704        429,568         445,990       145,658      (827,233)

Net assets at beginning of
  period                        6,325,650      8,864,112      32,828,635     1,118,209    28,486,188
                                ---------------------------------------------------------------------
Net assets at end of period     $6,811,354    $9,293,680     $33,274,625    $1,263,867   $27,658,955
                                =====================================================================

---------------------

(1)  Formerly the High Yield Bond Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                  (UNAUDITED)

                                CONTRAFUND    GROWTH
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   18,281  $  (19,121)
  Total realized gain (loss)
    on investments                 (37,488)    (70,690)
  Change in unrealized
    appreciation/depreciation
    of investments                 (51,028) (1,729,741)
                                ----------------------
Net increase (decrease) in net
  assets from operations           (70,235) (1,819,552)

Contract transactions:
  Transfers of net premiums        899,124   1,657,745
  Transfers of surrenders and
    death benefits                (112,429)   (143,930)
  Transfers of policy loans        (43,204)    (71,074)
  Transfers of cost of
    insurance and other
    charges                       (365,999)   (593,765)
  Transfers between
    subaccounts, including
    fixed interest subaccount      (38,220)    (19,500)
                                ----------------------
Net increase (decrease) in net
  assets from contract
  transactions                     339,272     829,476
                                ----------------------
Total increase (decrease) in
  net assets                       269,037    (990,076)

Net assets at beginning of
  period                         5,237,887   8,685,827
                                ----------------------
Net assets at end of period     $5,506,924  $7,695,751
                                ======================

SEE ACCOMPANYING NOTE.

                                     FIDELITY
                                 GROWTH & INCOME    HIGH INCOME   INDEX 500     MIDCAP     OVERSEAS
                                    SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                --------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)      $   24,255        $ 1,538    $   44,612    $    (10)  $    4,753
  Total realized gain (loss)
    on investments                     (28,366)           (62)      (37,026)        556      (68,000)
  Change in unrealized
    appreciation/depreciation
    of investments                    (445,510)        (2,788)     (889,844)     (4,916)      10,259
                                --------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations              (449,621)        (1,312)     (882,258)     (4,370)     (52,988)

Contract transactions:
  Transfers of net premiums            465,004         10,564     1,051,754      48,265      329,699
  Transfers of surrenders and
    death benefits                     (75,017)            --      (190,974)       (184)     (35,099)
  Transfers of policy loans            (23,098)            --       (52,052)        (15)     (13,774)
  Transfers of cost of
    insurance and other
    charges                           (199,109)        (3,008)     (410,708)    (12,943)    (114,625)
  Transfers between
    subaccounts, including
    fixed interest subaccount           24,927         12,412        90,856      84,301      (27,381)
                                --------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                         192,707         19,968       488,876     119,424      138,820
                                --------------------------------------------------------------------
Total increase (decrease) in
  net assets                          (256,914)        18,656      (393,382)    115,054       85,832

Net assets at beginning of
  period                             3,019,964          6,078     6,120,685      24,580    1,692,315
                                --------------------------------------------------------------------
Net assets at end of period         $2,763,050        $24,734    $5,727,303    $139,634   $1,778,147
                                ====================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                  (UNAUDITED)

                                                FRANKLIN
                                 FRANKLIN      SMALL CAP
                                SMALL CAP   VALUE SECURITIES
                                SUBACCOUNT   SUBACCOUNT (2)
                                ----------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)   $    (38)      $   605
  Total realized gain (loss)
    on investments                    115         1,923
  Change in unrealized
    appreciation/depreciation
    of investments                 (8,377)         (597)
                                ----------------------------
Net increase (decrease) in net
  assets from operations           (8,300)        1,931

Contract transactions:
  Transfers of net premiums        12,893        12,802
  Transfers of surrenders and
    death benefits                     --           (87)
  Transfers of policy loans            --          (191)
  Transfers of cost of
    insurance and other
    charges                        (5,265)       (4,994)
  Transfers between
    subaccounts, including
    fixed interest subaccount      29,504        39,759
                                ----------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     37,132        47,289
                                ----------------------------
Total increase (decrease) in
  net assets                       28,832        49,220

Net assets at beginning of
  period                           21,401         7,789
                                ----------------------------
Net assets at end of period      $ 50,233       $57,009
                                ============================

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                                   FRANKLIN      MUTUAL SHARES      TEMPLETON
                                U.S. GOVERNMENT   SECURITIES    GROWTH SECURITIES  MIDCAP VALUE  SMALL COMPANY
                                  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                ------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $  6,023         $   454          $   958         $   239        $   (44)
  Total realized gain (loss)
    on investments                       (5)          1,290              498             369             76
  Change in unrealized
    appreciation/depreciation
    of investments                   (3,154)         (4,792)          (2,777)           (372)        (3,130)
                                ------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations              2,864          (3,048)          (1,321)            236         (3,098)

Contract transactions:
  Transfers of net premiums          21,909          13,627            9,916          20,112         19,381
  Transfers of surrenders and
    death benefits                      (38)            (40)              --              --           (218)
  Transfers of policy loans              --          (1,325)            (184)            (89)            --
  Transfers of cost of
    insurance and other
    charges                          (7,026)         (4,873)          (2,909)         (9,107)        (4,432)
  Transfers between
    subaccounts, including
    fixed interest subaccount        58,588          50,109           20,441          65,226         21,158
                                ------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                       73,433          57,498           27,264          76,142         35,889
                                ------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                         76,297          54,450           25,943          76,378         32,791

Net assets at beginning of
  period                             29,526          13,333            9,881          23,279          8,573
                                ------------------------------------------------------------------------------
Net assets at end of period        $105,823         $67,783          $35,824         $99,657        $41,364
                                ==============================================================================

---------------------

(2)  Formerly the Franklin Value Securities Subaccount.

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                  (UNAUDITED)

                                      S&P
                                MIDCAP 400 INDEX  NASDAQ 100 INDEX
                                   SUBACCOUNT        SUBACCOUNT
                                ----------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)      $   (121)         $   (337)
  Total realized gain (loss)
    on investments                       715              (152)
  Change in unrealized
    appreciation/depreciation
    of investments                    (8,474)          (35,242)
                                ----------------------------------
Net increase (decrease) in net
  assets from operations              (7,880)          (35,731)

Contract transactions:
  Transfers of net premiums           43,114            38,061
  Transfers of surrenders and
    death benefits                      (113)               --
  Transfers of policy loans             (228)             (521)
  Transfers of cost of
    insurance and other
    charges                          (11,740)          (12,463)
  Transfers between
    subaccounts, including
    fixed interest subaccount         95,471            84,323
                                ----------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                       126,504           109,400
                                ----------------------------------
Total increase (decrease) in
  net assets                         118,624            73,669

Net assets at beginning of
  period                              17,321            34,526
                                ----------------------------------
Net assets at end of period         $135,945          $108,195
                                ==================================

SEE ACCOMPANYING NOTE.

                                 RUSSELL 2000                                   NEW AMERICA  PERSONAL STRATEGY
                                SMALL CAP INDEX  EQUITY INCOME  MID-CAP GROWTH    GROWTH         BALANCED       INTERNATIONAL STOCK
                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT          SUBACCOUNT
                                ---------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   (210)       $    450       $  (21,245)   $   (9,008)     $   30,799           $ (4,266)
  Total realized gain (loss)
    on investments                    1,486             527           11,655       (31,443)        (13,263)           (10,659)
  Change in unrealized
    appreciation/depreciation
    of investments                   (6,922)        (11,705)        (536,764)     (433,613)       (148,165)           (28,639)
                                ---------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations             (5,646)        (10,728)        (546,354)     (474,064)       (130,629)           (43,564)

Contract transactions:
  Transfers of net premiums          29,542          47,263          714,545       395,047         550,908            200,499
  Transfers of surrenders and
    death benefits                     (123)           (131)         (78,795)      (43,359)       (118,082)           (19,424)
  Transfers of policy loans            (964)           (265)         (32,266)      (26,191)        (19,758)            (5,387)
  Transfers of cost of
    insurance and other
    charges                          (7,884)        (12,770)        (313,597)     (138,800)       (224,987)           (63,844)
  Transfers between
    subaccounts, including
    fixed interest subaccount        77,853         122,201           13,062        26,296         144,662             (4,472)
                                ---------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                       98,424         156,298          302,949       212,993         332,743            107,372
                                ---------------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                         92,778         145,570         (243,405)     (261,071)        202,114             63,808

Net assets at beginning of
  period                             22,592          64,557        4,840,763     2,129,548       3,310,146            922,416
                                ---------------------------------------------------------------------------------------------------
Net assets at end of period        $115,370        $210,127       $4,597,358    $1,868,477      $3,512,260           $986,224
                                ===================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                          NOTE TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 2002

1.  BASIS OF PRESENTATION
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ended December 31, 2002. For further information, refer to the accompanying financial statements and notes thereto for the year ended December 31, 2001.

                           REPORT OF INDEPENDENT AUDITORS

    The Board of Directors and Participants
    Farm Bureau Life Insurance Company

    We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income, International Equity, Dreyfus Small Cap, Socially Responsible Growth, Blue Chip, High Grade Bond, High Yield Bond, Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income (formerly Growth & Income), High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2001, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

    Des Moines, Iowa
    March 13, 2002

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001


                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market       $  14,840   $  19,435

LIABILITIES                            --          --
                                ----------------------
Net assets                      $  14,840   $  19,435
                                ======================
NET ASSETS
Accumulation units              $  14,840   $  19,435
                                ----------------------
Total net assets                $  14,840   $  19,435
                                ======================
Investments in shares of
  mutual funds, at cost         $  14,232   $  18,890
Shares of mutual fund owned      1,557.19    1,914.85
Accumulation units outstanding   1,324.66    1,918.95
Accumulation unit value         $   11.20   $   10.13

SEE ACCOMPANYING NOTES.

                                                            DREYFUS
                                              DISCIPLINED   GROWTH &   INTERNATIONAL   DREYFUS
                                APPRECIATION     STOCK       INCOME       EQUITY      SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                ----------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323

LIABILITIES                             --           --           --           --            --
                                ----------------------------------------------------------------
Net assets                       $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ================================================================
NET ASSETS
Accumulation units               $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ----------------------------------------------------------------
Total net assets                 $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ================================================================
Investments in shares of
  mutual funds, at cost          $  25,353      $ 6,246    $  11,668      $ 3,113     $  12,341
Shares of mutual fund owned         727.70       304.29       545.41       300.56        350.77
Accumulation units outstanding    2,430.59       596.36     1,101.24       304.50      1,118.37
Accumulation unit value          $   10.47      $ 10.66    $   10.72      $ 10.62     $   11.02

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                           SOCIALLY
                                          RESPONSIBLE
                                            GROWTH       BLUE CHIP
                                          SUBACCOUNT    SUBACCOUNT
                                          --------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  10,848   $  36,417,916

LIABILITIES                                       --              --
                                          --------------------------
Net assets                                 $  10,848   $  36,417,916
                                          ==========================
NET ASSETS
Accumulation units                         $  10,848   $  36,417,916
                                          --------------------------
Total net assets                           $  10,848   $  36,417,916
                                          ==========================
Investments in shares of mutual funds,
  at cost                                  $  10,895   $  34,097,167
Shares of mutual fund owned                   407.98    1,066,722.79
Accumulation units outstanding              1,046.89      926,222.79
Accumulation unit value                    $   10.36   $       39.32

SEE ACCOMPANYING NOTES.

                                          HIGH GRADE   HIGH YIELD                      MONEY          VALUE
                                             BOND         BOND         MANAGED        MARKET         GROWTH
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188

LIABILITIES                                        --           --             --             --             --
                                          ---------------------------------------------------------------------
Net assets                                $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          =====================================================================
NET ASSETS
Accumulation units                        $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          ---------------------------------------------------------------------
Total net assets                          $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          =====================================================================
Investments in shares of mutual funds,
  at cost                                 $ 6,232,480  $ 9,719,612  $  30,279,819  $   1,118,209  $  30,875,608
Shares of mutual fund owned                627,544.62   995,967.62   2,525,279.63   1,118,208.60   2,741,692.82
Accumulation units outstanding             270,151.69   333,403.27   1,119,005.58      71,811.03   1,409,829.60
Accumulation unit value                   $     23.42  $     26.59  $       29.34  $       15.57  $       20.21

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                          CONTRAFUND     GROWTH
                                          SUBACCOUNT   SUBACCOUNT
                                          ------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 5,237,887  $ 8,685,827

LIABILITIES                                        --           --
                                          ------------------------
Net assets                                $ 5,237,887  $ 8,685,827
                                          ========================
NET ASSETS
Accumulation units                        $ 5,237,887  $ 8,685,827
                                          ------------------------
Total net assets                          $ 5,237,887  $ 8,685,827
                                          ========================
Investments in shares of mutual funds,
  at cost                                 $ 6,313,433  $11,820,243
Shares of mutual fund owned                260,203.02   258,429.83
Accumulation units outstanding             570,665.90   970,719.70
Accumulation unit value                   $      9.18  $      8.95

SEE ACCOMPANYING NOTES.

                                           FIDELITY
                                           GROWTH &       HIGH
                                            INCOME       INCOME     INDEX 500     MID-CAP     OVERSEAS
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                          --------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315

LIABILITIES                                        --        --             --          --            --
                                          --------------------------------------------------------------
Net assets                                $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          ==============================================================
NET ASSETS
Accumulation units                        $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          --------------------------------------------------------------
Total net assets                          $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          ==============================================================
Investments in shares of mutual funds,
  at cost                                 $ 3,478,626   $ 6,021    $ 7,204,091   $  23,732   $ 2,538,248
Shares of mutual fund owned                228,958.63    955.71      47,056.85    1,261.16    121,924.71
Accumulation units outstanding             343,824.17    585.83     720,047.63    2,330.95    205,503.72
Accumulation unit value                   $      8.78   $ 10.38    $      8.50   $   10.55   $      8.23

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                       FRANKLIN
                                           FRANKLIN     VALUE
                                          SMALL CAP   SECURITIES
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  21,401    $ 7,789

LIABILITIES                                      --         --
                                          ----------------------
Net assets                                $  21,401    $ 7,789
                                          ======================
NET ASSETS
Accumulation units                        $  21,401    $ 7,789
                                          ----------------------
Total net assets                          $  21,401    $ 7,789
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $  20,340    $ 7,345
Shares of mutual fund owned                1,198.92     715.27
Accumulation units outstanding             1,924.68     633.72
Accumulation unit value                   $   11.12    $ 12.29

SEE ACCOMPANYING NOTES.

                                           FRANKLIN     MUTUAL    TEMPLETON
                                             U.S.       SHARES      GROWTH     MID-CAP      SMALL
                                          GOVERNMENT  SECURITIES  SECURITIES    VALUE      COMPANY
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                          ----------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573

LIABILITIES                                      --          --         --           --         --
                                          ----------------------------------------------------------
Net assets                                $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ==========================================================
NET ASSETS
Accumulation units                        $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ----------------------------------------------------------
Total net assets                          $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ==========================================================
Investments in shares of mutual funds,
  at cost                                 $  29,669   $  12,968    $ 9,603    $  22,093    $ 7,945
Shares of mutual fund owned                2,257.32      950.31     897.43     1,394.79     648.52
Accumulation units outstanding             2,974.65    1,274.05     894.26     2,193.74     774.52
Accumulation unit value                   $    9.93   $   10.46    $ 11.05    $   10.61    $ 11.07

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                             S&P
                                          MIDCAP 400    NASDAQ
                                            INDEX     100 INDEX
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  17,321   $  34,526

LIABILITIES                                      --          --
                                          ----------------------
Net assets                                $  17,321   $  34,526
                                          ======================
NET ASSETS
Accumulation units                        $  17,321   $  34,526
                                          ----------------------
Total net assets                          $  17,321   $  34,526
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $  16,584   $  34,026
Shares of mutual fund owned                1,854.52    7,741.22
Accumulation units outstanding             1,544.35    2,529.89
Accumulation unit value                   $   11.22   $   13.65

SEE ACCOMPANYING NOTES.

                                          RUSSELL 2000                               NEW       PERSONAL
                                           SMALL CAP      EQUITY      MID-CAP      AMERICA     STRATEGY    INTERNATIONAL
                                             INDEX        INCOME      GROWTH       GROWTH      BALANCED        STOCK
                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416

LIABILITIES                                       --           --            --           --           --            --
                                          ------------------------------------------------------------------------------
Net assets                                 $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ==============================================================================
NET ASSETS
Accumulation units                         $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ------------------------------------------------------------------------------
Total net assets                           $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ==============================================================================
Investments in shares of mutual funds,
  at cost                                  $  20,337    $  64,104   $ 4,678,554  $ 2,686,854  $ 3,500,059   $ 1,285,473
Shares of mutual fund owned                 2,348.48     3,367.59    265,102.02   117,524.74   224,874.05     80,419.85
Accumulation units outstanding              1,997.91     6,230.43    394,871.40   256,844.36   318,327.00    116,561.16
Accumulation unit value                    $   11.31    $   10.36   $     12.26  $      8.29  $     10.40   $      7.91

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS


                                              ULTRA          VISTA
                                           SUBACCOUNT     SUBACCOUNT
                                          ----------------------------
                                           PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,     OCTOBER 1,
                                           2001 (DATE     2001 (DATE
                                           OPERATIONS     OPERATIONS
                                           COMMENCED)     COMMENCED)
                                             THROUGH        THROUGH
                                          DECEMBER 31,   DECEMBER 31,
                                              2001           2001
                                          ----------------------------
Income:
  Dividends                                $        --    $        --
Expenses:
  Mortality and expense risk                       (16)           (20)
                                          ----------------------------
Net investment income (loss)                       (16)           (20)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                          28            (10)
  Realized gain distributions                       --             --
                                          ----------------------------
Total realized gain (loss) on
  investments                                       28            (10)

Change in unrealized
  appreciation/depreciation of
  investments                                      608            545
                                          ----------------------------
Net increase (decrease) in net assets
  from operations                          $       620    $       515
                                          ============================

SEE ACCOMPANYING NOTES.

                                                                           DREYFUS                                     SOCIALLY
                                                          DISCIPLINED     GROWTH &     INTERNATIONAL     DREYFUS      RESPONSIBLE
                                          APPRECIATION       STOCK         INCOME         EQUITY        SMALL CAP       GROWTH
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ----------------------------------------------------------------------------------------
                                           PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,
                                           2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE
                                           OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS
                                           COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)
                                             THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2001           2001           2001           2001           2001           2001
                                          ----------------------------------------------------------------------------------------
Income:
  Dividends                                $       176     $       20     $       16     $       26     $      18      $      --
Expenses:
  Mortality and expense risk                       (22)            (6)            (8)            (4)           (7)            (8)
                                          ----------------------------------------------------------------------------------------
Net investment income (loss)                       154             14              8             22            11             (8)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                          38              2              7             13             1              4
  Realized gain distributions                       --             --             44             --           452             --
                                          ----------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                                       38              2             51             13           453              4

Change in unrealized
  appreciation/depreciation of
  investments                                      102            111            140            121           (18)           (47)
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                          $       294     $      127     $      199     $      156     $     446      $     (51)
                                          ========================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                         BLUE CHIP
                                                         SUBACCOUNT
                                          ----------------------------------------
                                                   YEAR ENDED DECEMBER 31
                                              2001          2000          1999
                                          ----------------------------------------
Income:
  Dividends                               $   557,166   $   887,912   $   380,707
Expenses:
  Mortality and expense risk                 (332,063)     (353,628)     (310,168)
                                          ----------------------------------------
Net investment income (loss)                  225,103       534,284        70,539

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                    427,871       646,246       663,174
  Realized gain distributions                 255,345            --            --
                                          ----------------------------------------
Total realized gain (loss) on
  investments                                 683,216       646,246       663,174

Change in unrealized
  appreciation/depreciation of
  investments                              (5,685,194)   (5,048,531)    5,345,118
                                          ----------------------------------------
Net increase (decrease) in net assets
  from operations                         $(4,776,875)  $(3,868,001)  $ 6,078,831
                                          ========================================

SEE ACCOMPANYING NOTES.

                                                     HIGH GRADE BOND                      HIGH YIELD BOND
                                                       SUBACCOUNT                            SUBACCOUNT
                                          -------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                             2001         2000         1999         2001        2000        1999
                                          -------------------------------------------------------------------------
Income:
  Dividends                               $  356,892   $  346,397   $  286,475   $ 680,594   $ 639,385   $ 645,981
Expenses:
  Mortality and expense risk                 (52,741)     (43,367)     (38,630)    (77,470)    (69,171)    (70,959)
                                          -------------------------------------------------------------------------
Net investment income (loss)                 304,151      303,030      247,845     603,124     570,214     575,022

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                     4,177      (19,326)      (4,401)    (30,167)    (87,258)    (15,077)
  Realized gain distributions                     --           --           --          --          --          --
                                          -------------------------------------------------------------------------
Total realized gain (loss) on
  investments                                  4,177      (19,326)      (4,401)    (30,167)    (87,258)    (15,077)

Change in unrealized
  appreciation/depreciation of
  investments                                136,622      191,998     (299,176)     71,882    (320,667)   (691,987)
                                          -------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                         $  444,950   $  475,702   $  (55,732)  $ 644,839   $ 162,289   $(132,042)
                                          =========================================================================

                                                        MANAGED
                                                      SUBACCOUNT
                                          -----------------------------------
                                                YEAR ENDED DECEMBER 31
                                             2001        2000        1999
                                          -----------------------------------
Income:
  Dividends                               $1,353,645  $1,652,607  $ 1,306,781
Expenses:
  Mortality and expense risk                (289,488)   (237,362)    (258,101)
                                          -----------------------------------
Net investment income (loss)               1,064,157   1,415,245    1,048,680
Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                    93,697    (566,697)    (114,321)
  Realized gain distributions                     --          --           --
                                          -----------------------------------
Total realized gain (loss) on
  investments                                 93,697    (566,697)    (114,321)
Change in unrealized
  appreciation/depreciation of
  investments                                997,143   5,453,163   (2,139,966)
                                          -----------------------------------
Net increase (decrease) in net assets
  from operations                         $2,154,997  $6,301,711  $(1,205,607)
                                          ===================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           MONEY MARKET
                                            SUBACCOUNT
                                -----------------------------------
                                      YEAR ENDED DECEMBER 31
                                  2001       2000          1999
                                -----------------------------------
Income:
  Dividends                     $ 34,462  $   41,187   $    43,843

Expenses:
  Mortality and expense risk      (9,241)     (6,382)       (8,932)
                                -----------------------------------
Net investment income (loss)      25,221      34,805        34,911

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    --          --            --
  Realized gain distributions         --          --            --
                                -----------------------------------
Total realized gain (loss) on
  investments                         --          --            --

Change in unrealized
  appreciation/depreciation of
  investments                         --          --            --
                                -----------------------------------
Net increase (decrease) in net
  assets from operations        $ 25,221  $   34,805   $    34,911
                                ===================================

SEE ACCOMPANYING NOTES.

                                               VALUE GROWTH                                     CONTRAFUND
                                                SUBACCOUNT                                      SUBACCOUNT
                                ---------------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                                 MAY 4,
                                                                                                               1999 (DATE
                                                                                                               OPERATIONS
                                                                                                               COMMENCED)
                                                                                                                 THROUGH
                                          YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31        DECEMBER 31,
                                   2001            2000            1999            2001            2000           1999
                                ---------------------------------------------------------------------------------------------
Income:
  Dividends                     $  555,168      $  505,005      $   534,663      $  34,469      $ 281,306       $      --

Expenses:
  Mortality and expense risk      (245,701)       (206,430)        (224,626)       (42,674)       (32,732)         (3,976)
                                ---------------------------------------------------------------------------------------------
Net investment income (loss)       309,467         298,575          310,037         (8,205)       248,574          (3,976)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                (182,938)     (1,180,406)        (324,893)       (39,756)        (1,755)            422
  Realized gain distributions           --              --               --        121,654             --              --
                                ---------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                     (182,938)     (1,180,406)        (324,893)        81,898         (1,755)            422

Change in unrealized
  appreciation/depreciation of
  investments                    1,452,690       4,316,794       (1,828,333)      (703,682)      (555,744)        183,880
                                ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $1,579,219      $3,434,963      $(1,843,189)     $(629,989)     $(308,925)      $ 180,326
                                =============================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                                GROWTH
                                              SUBACCOUNT
                                ---------------------------------------
                                                           PERIOD FROM
                                                             MAY 4,
                                                           1999 (DATE
                                                           OPERATIONS
                                                           COMMENCED)
                                                             THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001         2000          1999
                                ---------------------------------------
Income:
  Dividends                     $     5,624  $   379,584   $        --
Expenses:
  Mortality and expense risk        (72,011)     (58,090)       (4,982)
                                ---------------------------------------
Net investment income (loss)        (66,387)     321,494        (4,982)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                  (57,815)      22,005           957
  Realized gain distributions       528,650           --            --
                                ---------------------------------------
Total realized gain (loss) on
  investments                       470,835       22,005           957

Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations         (1,982,101)  (1,482,464)      330,149
                                ---------------------------------------
                                $(1,577,653) $(1,138,965)  $   326,124
                                =======================================

SEE ACCOMPANYING NOTES.

                                               FIDELITY
                                               GROWTH &
                                                INCOME                    HIGH INCOME             INDEX 500
                                              SUBACCOUNT                  SUBACCOUNT             SUBACCOUNT
                                -------------------------------------------------------------------------------------
                                                           PERIOD FROM    PERIOD FROM
                                                             MAY 4,       OCTOBER 1,
                                                           1999 (DATE     2001 (DATE
                                                           OPERATIONS     OPERATIONS
                                                           COMMENCED)     COMMENCED)
                                                             THROUGH        THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,   DECEMBER 31,      YEAR ENDED DECEMBER 31
                                   2001         2000          1999           2001             2001            2000
                                -------------------------------------------------------------------------------------
Income:
  Dividends                     $   33,457   $  119,006     $       --     $       --       $  59,388      $  42,689
Expenses:
  Mortality and expense risk       (24,734)     (18,056)        (3,346)            (7)        (50,749)       (39,913)
                                -------------------------------------------------------------------------------------
Net investment income (loss)         8,723      100,950         (3,346)            (7)          8,639          2,776

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                 (40,076)      (4,825)           666              2         (24,678)        11,806
  Realized gain distributions      107,413           --             --             --              --             --
                                -------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                       67,337       (4,825)           666              2         (24,678)        11,806

Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations          (337,555)    (171,623)        50,516             57        (735,899)      (524,497)
                                -------------------------------------------------------------------------------------
                                $ (261,495)  $  (75,498)    $   47,836     $       52       $(751,938)     $(509,915)
                                =====================================================================================


                                    INDEX 500         MID-CAP
                                   SUBACCOUNT       SUBACCOUNT
                                --------------------------------
                                   PERIOD FROM      PERIOD FROM
                                     MAY 4,         OCTOBER 1,
                                   1999 (DATE       2001 (DATE
                                   OPERATIONS       OPERATIONS
                                   COMMENCED)       COMMENCED)
                                     THROUGH          THROUGH
                                  DECEMBER 31,     DECEMBER 31,
                                      1999             2001
                                --------------------------------
Income:
  Dividends                         $     --         $      --
Expenses:
  Mortality and expense risk          (5,255)              (18)
                                --------------------------------
Net investment income (loss)          (5,255)              (18)
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       929                15
  Realized gain distributions             --                --
                                --------------------------------
Total realized gain (loss) on
  investments                            929                15
Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations             176,990               848
                                --------------------------------
                                    $172,664         $     845
                                ================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                              OVERSEAS
                                             SUBACCOUNT
                                -------------------------------------
                                                         PERIOD FROM
                                                           MAY 4,
                                                         1999 (DATE
                                                         OPERATIONS
                                                         COMMENCED)
                                      YEAR ENDED           THROUGH
                                     DECEMBER 31        DECEMBER 31,
                                  2001        2000          1999
                                -------------------------------------
Income:
  Dividends                     $  77,171  $   45,731    $        --
Expenses:
  Mortality and expense risk      (14,773)    (10,592)          (441)
                                -------------------------------------
Net investment income (loss)       62,398      35,139           (441)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                (23,883)      2,226            146
  Realized gain distributions     121,979          --             --
                                -------------------------------------
Total realized gain (loss) on
  investments                      98,096       2,226            146

Change in unrealized
  appreciation/depreciation of
  investments                    (562,152)   (323,803)        40,022
                                -------------------------------------
Net increase (decrease) in net
  assets from operations        $(401,658) $ (286,438)   $    39,727
                                =====================================

SEE ACCOMPANYING NOTES.

                                                   FRANKLIN                             MUTUAL          TEMPLETON
                                  FRANKLIN           VALUE           FRANKLIN           SHARES           GROWTH
                                  SMALL CAP       SECURITIES      U.S. GOVERNMENT     SECURITIES       SECURITIES
                                 SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                -----------------------------------------------------------------------------------
                                 PERIOD FROM      PERIOD FROM       PERIOD FROM       PERIOD FROM      PERIOD FROM
                                 OCTOBER 1,       OCTOBER 1,        OCTOBER 1,        OCTOBER 1,       OCTOBER 1,
                                 2001 (DATE       2001 (DATE        2001 (DATE        2001 (DATE       2001 (DATE
                                 OPERATIONS       OPERATIONS        OPERATIONS        OPERATIONS       OPERATIONS
                                 COMMENCED)       COMMENCED)        COMMENCED)        COMMENCED)       COMMENCED)
                                   THROUGH          THROUGH           THROUGH           THROUGH          THROUGH
                                DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                    2001             2001              2001              2001             2001
                                -----------------------------------------------------------------------------------
Income:
  Dividends                       $       --       $      --         $      --          $    --         $      --
Expenses:
  Mortality and expense risk             (18)             (6)              (29)             (10)               (9)
                                -----------------------------------------------------------------------------------
Net investment income (loss)             (18)             (6)              (29)             (10)               (9)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                         6              19               (25)               3                 5
  Realized gain distributions             --              --                --               --                --
                                -----------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                              6              19               (25)               3                 5

Change in unrealized
  appreciation/depreciation of
  investments                          1,061             444              (143)             365               278
                                -----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations          $    1,049       $     457         $    (197)         $   358         $     274
                                ===================================================================================


                                     MID-CAP
                                      VALUE
                                   SUBACCOUNT
                                -----------------
                                   PERIOD FROM
                                   OCTOBER 1,
                                   2001 (DATE
                                   OPERATIONS
                                   COMMENCED)
                                     THROUGH
                                  DECEMBER 31,
                                      2001
                                -----------------
Income:
  Dividends                         $      --
Expenses:
  Mortality and expense risk              (21)
                                -----------------
Net investment income (loss)              (21)
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                          2
  Realized gain distributions              --
                                -----------------
Total realized gain (loss) on
  investments                               2
Change in unrealized
  appreciation/depreciation of
  investments                           1,186
                                -----------------
Net increase (decrease) in net
  assets from operations            $   1,167
                                =================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                S&P MIDCAP
                                SMALL COMPANY    400 INDEX
                                 SUBACCOUNT     SUBACCOUNT
                                ----------------------------
                                 PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2001           2001
                                ----------------------------
Income:
  Dividends                        $    --       $       --
Expenses:
  Mortality and expense risk            (8)             (14)
                                ----------------------------
Net investment income (loss)            (8)             (14)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       6                4
  Realized gain distributions           --               --
                                ----------------------------
Total realized gain (loss) on
  investments                            6                4

Change in unrealized
  appreciation/depreciation of
  investments                          628              737
                                ----------------------------
Net increase (decrease) in net
  assets from operations           $   626       $      727
                                ============================

SEE ACCOMPANYING NOTES.

                                 NASDAQ 100     RUSSELL 2000       EQUITY
                                    INDEX      SMALL CAP INDEX     INCOME                  MID-CAP GROWTH
                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT                  SUBACCOUNT
                                --------------------------------------------------------------------------------------
                                 PERIOD FROM     PERIOD FROM     PERIOD FROM                              PERIOD FROM
                                 OCTOBER 1,      OCTOBER 1,      OCTOBER 1,                                 MAY 4,
                                 2001 (DATE      2001 (DATE      2001 (DATE                               1999 (DATE
                                 OPERATIONS      OPERATIONS      OPERATIONS                               OPERATIONS
                                 COMMENCED)      COMMENCED)      COMMENCED)                               COMMENCED)
                                   THROUGH         THROUGH         THROUGH                                  THROUGH
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                    2001            2001            2001          2001         2000          1999
                                --------------------------------------------------------------------------------------
Income:
  Dividends                      $        --     $       52       $      174   $       --   $   60,347     $    9,851
Expenses:
  Mortality and expense risk             (28)           (30)             (52)     (37,000)     (22,246)        (2,463)
                                --------------------------------------------------------------------------------------
Net investment income (loss)             (28)            22              122      (37,000)      38,101          7,388

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                        19             13              369        6,554       38,775          1,413
  Realized gain distributions             --             --              497           --           --             --
                                --------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                             19             13              866        6,554       38,775          1,413

Change in unrealized
  appreciation/depreciation of
  investments                            500          2,255              453       15,229       49,702         97,278
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations         $       491     $    2,290       $    1,441   $  (15,217)  $  126,578     $  106,079
                                ======================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                     NEW AMERICA GROWTH
                                                         SUBACCOUNT
                                          -----------------------------------------
                                                                       PERIOD FROM
                                                                         MAY 4,
                                                                       1999 (DATE
                                                                       OPERATIONS
                                                                       COMMENCED)
                                                  YEAR ENDED             THROUGH
                                                 DECEMBER 31          DECEMBER 31,
                                              2001          2000          1999
                                          -----------------------------------------
Income:
  Dividends                               $        --   $   195,545    $    36,179
Expenses:
  Mortality and expense risk                  (16,893)      (13,077)        (1,552)
                                          -----------------------------------------
Net investment income                         (16,893)      182,468         34,627
Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                    (20,777)       (7,694)          (102)
  Realized gain distributions                  35,367            --             --
                                          -----------------------------------------
Total realized gain (loss) on
  investments                                  14,590        (7,694)          (102)
Change in unrealized
  appreciation/depreciation of
  investments                                (229,484)     (353,271)        25,449
                                          -----------------------------------------
Net increase (decrease) in net assets
  from operations                         $  (231,787)  $  (178,497)   $    59,974
                                          =========================================

SEE ACCOMPANYING NOTES.

                                                PERSONAL STRATEGY BALANCED                   INTERNATIONAL STOCK
                                                        SUBACCOUNT                               SUBACCOUNT
                                          --------------------------------------------------------------------------------
                                                                     PERIOD FROM                              PERIOD FROM
                                                                       MAY 4,                                   MAY 4,
                                                                     1999 (DATE                               1999 (DATE
                                                                     OPERATIONS                               OPERATIONS
                                                                     COMMENCED)                               COMMENCED)
                                                                       THROUGH                                  THROUGH
                                           YEAR ENDED DECEMBER 31   DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,
                                             2001         2000          1999          2001         2000          1999
                                          --------------------------------------------------------------------------------
Income:
  DIVIDENDS                               $   84,324   $  170,279     $   36,143    $  19,360    $  32,032     $   3,098
Expenses:
  MORTALITY AND EXPENSE RISK                 (25,622)     (15,118)        (2,130)      (7,858)      (5,807)         (489)
                                          --------------------------------------------------------------------------------
Net investment income                         58,702      155,161         34,013       11,502       26,225         2,609
Realized gain (loss) on investments:
  REALIZED GAIN (LOSS) ON SALE OF FUND
    SHARES                                   (10,197)        (649)          (866)      (7,740)       1,825           190
  Realized gain distributions                     --           --             --           --           --            --
                                          --------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                                (10,197)        (649)          (866)      (7,740)       1,825           190
Change in unrealized
  appreciation/depreciation of
  investments                               (126,849)     (55,942)        (7,122)    (228,301)    (169,647)       34,891
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                         $  (78,344)  $   98,570     $   26,025    $(224,539)   $(141,597)    $  37,690
                                          ================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS


                                ULTRA            VISTA
                             SUBACCOUNT       SUBACCOUNT
                           --------------------------------
                             PERIOD FROM      PERIOD FROM
                             OCTOBER 1,       OCTOBER 1,
                             2001 (DATE       2001 (DATE
                             OPERATIONS       OPERATIONS
                             COMMENCED)       COMMENCED)
                               THROUGH          THROUGH
                            DECEMBER 31,     DECEMBER 31,
                                2001             2001
                           --------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                     $   (16)         $   (20)
  Total realized gain
    (loss) on investments           28              (10)
  Change in unrealized
appreciation/depreciation
    of investments                 608              545
                           --------------------------------
Net increase (decrease)
  in net assets from
  operations                       620              515

Contract transactions:
  Transfers of net
    premiums                     1,247            1,785
  Transfers of surrenders
    and death benefits              --               --
  Transfers of policy
    loans                          (69)             (70)
  Transfers of cost of
    insurance and other
    charges                       (379)            (332)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         13,421           17,537
                           --------------------------------
Net increase (decrease)
  in net assets from
  contract transactions         14,220           18,920
                           --------------------------------
Total increase (decrease)
  in net assets                 14,840           19,435
Net assets at beginning
  of period                         --               --
                           --------------------------------

Net assets at end of
  period                       $14,840          $19,435
                           ================================

SEE ACCOMPANYING NOTE.

                                                                 DREYFUS                                           SOCIALLY
                                              DISCIPLINED       GROWTH &       INTERNATIONAL       DREYFUS        RESPONSIBLE
                            APPRECIATION         STOCK           INCOME           EQUITY          SMALL CAP         GROWTH
                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                             PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                             OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                             2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                             OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                             COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                               THROUGH          THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2001             2001             2001             2001             2001             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                     $   154          $   14           $     8          $   22           $    11          $    (8)
  Total realized gain
    (loss) on investments           38               2                51              13               453                4
  Change in unrealized
appreciation/depreciation
    of investments                 102             111               140             121               (18)             (47)
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                       294             127               199             156               446              (51)

Contract transactions:
  Transfers of net
    premiums                     1,844             660             1,704             528               927              345
  Transfers of surrenders
    and death benefits              --              --              (363)           (352)               --               --
  Transfers of policy
    loans                           --              --                --              --                --               --
  Transfers of cost of
    insurance and other
    charges                       (218)           (125)             (518)           (150)             (308)            (192)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         23,535           5,695            10,786           3,052            11,258           10,746
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions         25,161           6,230            11,609           3,078            11,877           10,899
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 25,455           6,357            11,808           3,234            12,323           10,848
Net assets at beginning
  of period                         --              --                --              --                --               --
                           ----------------------------------------------------------------------------------------------------

Net assets at end of
  period                       $25,455          $6,357           $11,808          $3,234           $12,323          $10,848
                           ====================================================================================================

SEE ACCOMPANYING NOTE.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         BLUE CHIP
                                        SUBACCOUNT
                           -------------------------------------
                                  YEAR ENDED DECEMBER 31
                              2001         2000         1999
                           -------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                 $   225,103  $   534,284  $    70,539
  Total realized gain
    (loss) on investments      683,216      646,246      663,174
  Change in unrealized
appreciation/depreciation
    of investments          (5,685,194)  (5,048,531)   5,345,118
                           -------------------------------------
Net increase (decrease)
  in net assets from
  operations                (4,776,875)  (3,868,001)   6,078,831

Contract transactions:
  Transfers of net
    premiums                 7,953,770    8,459,083    7,857,875
  Transfers of surrenders
    and death benefits      (1,154,793)  (1,219,684)  (1,047,499)
  Transfers of policy
    loans                     (754,464)    (852,591)    (764,466)
  Transfers of cost of
    insurance and other
    charges                 (3,738,346)  (4,028,883)  (3,831,788)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount        227,730      861,140    2,702,072
                           -------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions      2,533,897    3,219,065    4,916,194
                           -------------------------------------
Total increase (decrease)
  in net assets             (2,242,978)    (648,936)  10,995,025
Net assets at beginning
  of period                 38,660,894   39,309,830   28,314,805
                           -------------------------------------

Net assets at end of
  period                   $36,417,916  $38,660,894  $39,309,830
                           =====================================

SEE ACCOMPANYING NOTES.

                                    HIGH GRADE BOND                     HIGH YIELD BOND
                                       SUBACCOUNT                          SUBACCOUNT
                           ----------------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                              2001        2000        1999        2001        2000        1999
                           ----------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                 $  304,151  $  303,030  $  247,845  $  603,124  $  570,214  $  575,022
  Total realized gain
    (loss) on investments       4,177     (19,326)     (4,401)    (30,167)    (87,258)    (15,077)
  Change in unrealized
appreciation/depreciation
    of investments            136,622     191,998    (299,176)     71,882    (320,667)   (691,987)
                           ----------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                  444,950     475,702     (55,732)    644,839     162,289    (132,042)

Contract transactions:
  Transfers of net
    premiums                  923,758     932,293     942,004   1,323,240   1,286,854   1,692,093
  Transfers of surrenders
    and death benefits       (153,624)   (108,821)    (76,890)   (253,287)   (233,254)   (152,098)
  Transfers of policy
    loans                     (88,506)    (52,495)    (73,531)   (110,739)   (100,156)   (161,882)
  Transfers of cost of
    insurance and other
    charges                  (532,463)   (476,025)   (454,523)   (781,640)   (733,777)   (797,274)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       463,082    (176,253)    657,305     242,006    (614,083)    424,289
                           ----------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions       612,247     118,699     994,365     419,580    (394,416)  1,005,128
                           ----------------------------------------------------------------------
Total increase (decrease)
  in net assets             1,057,197     594,401     938,633   1,064,419    (232,127)    873,086
Net assets at beginning
  of period                 5,268,453   4,674,052   3,735,419   7,799,693   8,031,820   7,158,734
                           ----------------------------------------------------------------------

Net assets at end of
  period                   $6,325,650  $5,268,453  $4,674,052  $8,864,112  $7,799,693  $8,031,820
                           ======================================================================

                                          MANAGED
                                        SUBACCOUNT
                           -------------------------------------
                                  YEAR ENDED DECEMBER 31
                              2001         2000         1999
                           -------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                 $ 1,064,157  $ 1,415,245  $ 1,048,680
  Total realized gain
    (loss) on investments       93,697     (566,697)    (114,321)
  Change in unrealized
appreciation/depreciation
    of investments             997,143    5,453,163   (2,139,966)
                           -------------------------------------
Net increase (decrease)
  in net assets from
  operations                 2,154,997    6,301,711   (1,205,607)
Contract transactions:
  Transfers of net
    premiums                 4,397,404    4,605,910    6,128,165
  Transfers of surrenders
    and death benefits      (1,110,534)  (1,004,762)    (742,566)
  Transfers of policy
    loans                     (463,192)    (417,531)    (403,498)
  Transfers of cost of
    insurance and other
    charges                 (2,837,083)  (2,573,612)  (3,010,804)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount        674,820   (3,664,678)  (1,945,177)
                           -------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions        661,415   (3,054,673)      26,120
                           -------------------------------------
Total increase (decrease)
  in net assets              2,816,412    3,247,038   (1,179,487)
Net assets at beginning
  of period                 30,012,223   26,765,185   27,944,672
                           -------------------------------------
Net assets at end of
  period                   $32,828,635  $30,012,223  $26,765,185
                           =====================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            MONEY MARKET                           VALUE GROWTH
                                             SUBACCOUNT                             SUBACCOUNT
                                ----------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31                 YEAR ENDED DECEMBER 31
                                   2001        2000          1999         2001         2000         1999
                                ----------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   25,221  $   34,805   $    34,911   $   309,467  $   298,575  $   310,037
  Total realized gain (loss)
    on investments                      --          --            --      (182,938)  (1,180,406)    (324,893)
  Change in unrealized
    appreciation/depreciation
    of investments                      --          --            --     1,452,690    4,316,794   (1,828,333)
                                ----------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            25,221      34,805        34,911     1,579,219    3,434,963   (1,843,189)

Contract transactions:
  Transfers of net premiums        362,533     137,021     7,269,452     4,809,197    5,032,278    6,543,037
  Transfers of surrenders and
    death benefits                 (14,482)    (67,546)      (40,547)     (870,169)    (799,351)    (662,061)
  Transfers of policy loans         (9,462)     (8,218)       (5,867)     (491,273)    (433,181)    (417,587)
  Transfers of cost of
    insurance and other
    charges                       (148,358)    (87,785)     (331,407)   (2,625,449)  (2,441,214)  (2,806,598)
  Transfers between
    subaccounts, including
    fixed interest subaccount       36,670     330,086    (8,260,744)      345,241   (2,739,570)    (514,714)
                                ----------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     226,901     303,558    (1,369,113)    1,167,547   (1,381,038)   2,142,077
                                ----------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       252,122     338,363    (1,334,202)    2,746,766    2,053,925      298,888
Net assets at beginning of
  period                           866,087     527,724     1,861,926    25,739,422   23,685,497   23,386,609
                                ----------------------------------------------------------------------------

Net assets at end of period     $1,118,209  $  866,087   $   527,724   $28,486,188  $25,739,422  $23,685,497
                                ============================================================================

SEE ACCOMPANYING NOTES.

                                                 CONTRAFUND                                         GROWTH
                                                 SUBACCOUNT                                       SUBACCOUNT
                                ------------------------------------------------------------------------------------------------
                                                                 PERIOD FROM                                      PERIOD FROM
                                                                   MAY 4,                                           MAY 4,
                                                                 1999 (DATE                                       1999 (DATE
                                                                 OPERATIONS                                       OPERATIONS
                                                                 COMMENCED)                                       COMMENCED)
                                                                   THROUGH                                          THROUGH
                                    YEAR ENDED DECEMBER 31      DECEMBER 31,       YEAR ENDED DECEMBER 31        DECEMBER 31,
                                   2001            2000             1999             2001            2000            1999
                                ------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   (8,205)     $  248,574        $   (3,976)     $   (66,387)    $   321,494     $   (4,982)
  Total realized gain (loss)
    on investments                  81,898          (1,755)              422          470,835          22,005            957
  Change in unrealized
    appreciation/depreciation
    of investments                (703,682)       (555,744)          183,880       (1,982,101)     (1,482,464)       330,149
                                ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations          (629,989)       (308,925)          180,326        (1,577,65)     (1,138,965)       326,124

Contract transactions:
  Transfers of net premiums      1,820,282       1,584,078           361,546        3,395,599       2,674,239        401,492
  Transfers of surrenders and
    death benefits                (174,959)       (104,003)           (5,150)        (233,163)       (158,485)        (8,287)
  Transfers of policy loans       (109,615)        (85,100)           (7,028)        (172,140)       (154,820)        (7,165)
  Transfers of cost of
    insurance and other
    charges                       (726,138)       (595,724)          (80,931)       (1,244,63)     (1,002,566)      (103,025)
  Transfers between
    subaccounts, including
    fixed interest subaccount      378,107       2,507,991         1,233,119          530,280       5,247,522      1,911,473
                                ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                   1,187,677       3,307,242         1,501,556        2,275,943       6,605,890      2,194,488
                                ------------------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       557,688       2,998,317         1,681,882          698,290       5,466,925      2,520,612
Net assets at beginning of
  period                         4,680,199       1,681,882                --        7,987,537       2,520,612             --
                                ------------------------------------------------------------------------------------------------

Net assets at end of period     $5,237,887      $4,680,199        $1,681,882      $ 8,685,827     $ 7,987,537     $2,520,612
                                ================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 FIDELITY GROWTH & INCOME
                                                        SUBACCOUNT
                                          ---------------------------------------
                                                                     PERIOD FROM
                                                                       MAY 4,
                                                                     1999 (DATE
                                                                     OPERATIONS
                                                                     COMMENCED)
                                                                       THROUGH
                                           YEAR ENDED DECEMBER 31   DECEMBER 31,
                                             2001         2000          1999
                                          ---------------------------------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)            $    8,723   $  100,950     $   (3,346)
  Total realized gain (loss) on
    investments                               67,337       (4,825)           666
  Change in unrealized
    appreciation/depreciation of
    investments                             (337,555)    (171,623)        50,516
                                          ---------------------------------------
Net increase (decrease) in net assets
  from operations                           (261,495)     (75,498)        47,836

Contract transactions:
  Transfers of net premiums                1,018,092      816,272        235,063
  Transfers of surrenders and death
    benefits                                 (82,699)     (29,355)          (797)
  Transfers of policy loans                  (69,045)     (39,465)       (32,211)
  Transfers of cost of insurance and
    charges                                 (411,977)    (324,346)       (61,680)
  Transfers between subaccounts,
    including fixed interest subaccount      233,258    1,059,314        998,697
                                          ---------------------------------------
  Net increase (decrease) in net assets
    from contract transactions               687,629    1,482,420      1,139,072
                                          ---------------------------------------
  Total increase (decrease) in net
    assets                                   426,134    1,406,922      1,186,908
  Net assets at beginning of period        2,593,830    1,186,908             --
                                          ---------------------------------------

  Net assets at end of period             $3,019,964   $2,593,830     $1,186,908
                                          =======================================

SEE ACCOMPANYING NOTES.

                                           HIGH INCOME                  INDEX 500                    MID-CAP
                                           SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                          ---------------------------------------------------------------------
                                           PERIOD FROM                              PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,                                 MAY 4,       OCTOBER 1,
                                           2001 (DATE                               1999 (DATE     2001 (DATE
                                           OPERATIONS                               OPERATIONS     OPERATIONS
                                           COMMENCED)                               COMMENCED)     COMMENCED)
                                             THROUGH                                  THROUGH        THROUGH
                                          DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,   DECEMBER 31,
                                              2001          2001         2000          1999           2001
                                          ---------------------------------------------------------------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)              $      (7)   $    8,639   $    2,776     $   (5,255)    $     (18)
  Total realized gain (loss) on
    investments                                     2       (24,678)      11,806            929            15
  Change in unrealized
    appreciation/depreciation of
    investments                                    57      (735,899)    (524,497)       176,990           848
                                          ---------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                  52      (751,938)    (509,915)       172,664           845

Contract transactions:
  Transfers of net premiums                       327     2,055,423    2,021,456        454,944         2,332
  Transfers of surrenders and death
    benefits                                       --      (178,370)    (134,256)        (6,669)           --
  Transfers of policy loans                        --      (122,437)    (102,412)       (37,543)           --
  Transfers of cost of insurance and
    charges                                      (255)     (824,197)    (697,661)      (104,921)         (733)
  Transfers between subaccounts,
    including fixed interest subaccount         5,954       493,501    2,666,222      1,726,794        22,136
                                          ---------------------------------------------------------------------
  Net increase (decrease) in net assets
    from contract transactions                  6,026     1,423,920    3,753,349      2,032,605        23,735
                                          ---------------------------------------------------------------------
  Total increase (decrease) in net
    assets                                      6,078       671,982    3,243,434      2,205,269        24,580
  Net assets at beginning of period                --     5,448,703    2,205,269             --            --
                                          ---------------------------------------------------------------------

  Net assets at end of period               $   6,078    $6,120,685   $5,448,703     $2,205,269     $  24,580
                                          =====================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT


                                          OVERSEAS
                                         SUBACCOUNT
                           ---------------------------------------
                                                     PERIOD FROM
                                                       MAY 4,
                                                     1999 (DATE
                                                     OPERATIONS
                                                     COMMENCED)
                                                       THROUGH
                           YEAR ENDED DECEMBER 31   DECEMBER 31,
                              2001        2000          1999
                           ---------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                 $   62,398  $   35,139     $   (441)
  Total realized gain
    (loss) on investments      98,096       2,226          146
  Change in unrealized
appreciation/depreciation
    of investments           (562,152)   (323,803)      40,022
                           ---------------------------------------
Net increase (decrease)
  in net assets from
  operations                 (401,658)   (286,438)      39,727

Contract transactions:
  Transfers of net
    premiums                  700,196     554,626       41,466
  Transfers of surrenders
    and death benefits        (47,363)    (23,439)        (562)
  Transfers of policy
    loans                     (20,806)    (27,152)      (1,602)
  Transfers of cost of
    insurance and other
    charges                  (248,717)   (199,623)     (11,306)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       106,549   1,324,189      194,228
                           ---------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions       489,859   1,628,601      222,224
                           ---------------------------------------
Total increase (decrease)
  in net assets                88,201   1,342,163      261,951
Net assets at beginning
  of period                 1,604,114     261,951           --
                           ---------------------------------------

Net assets at end of
  period                   $1,692,315  $1,604,114     $261,951
                           =======================================

SEE ACCOMPANYING NOTES.

                                               FRANKLIN         FRANKLIN          MUTUAL          TEMPLETON
                              FRANKLIN           VALUE            U.S.            SHARES           GROWTH           MID-CAP
                              SMALL CAP       SECURITIES       GOVERNMENT       SECURITIES       SECURITIES          VALUE
                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                             PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM
                             OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,       OCTOBER 1,
                             2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE       2001 (DATE
                             OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS       OPERATIONS
                             COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)       COMMENCED)
                               THROUGH          THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                2001             2001             2001             2001             2001             2001
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                     $   (18)         $   (6)          $   (29)         $   (10)         $   (9)          $   (21)
  Total realized gain
    (loss) on investments            6              19               (25)               3               5                 2
  Change in unrealized
appreciation/depreciation
    of investments               1,061             444              (143)             365             278             1,186
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                     1,049             457              (197)             358             274             1,167

Contract transactions:
  Transfers of net
    premiums                     1,059             818             3,260              680             844             1,391
  Transfers of surrenders
    and death benefits              --              --                --               --              --                --
  Transfers of policy
    loans                           --              --                --               --              --               (70)
  Transfers of cost of
    insurance and other
    charges                       (513)           (263)             (562)            (226)           (212)             (542)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         19,806           6,777            27,025           12,521           8,975            21,333
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions         20,352           7,332            29,723           12,975           9,607            22,112
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 21,401           7,789            29,526           13,333           9,881            23,279
Net assets at beginning
  of period                         --              --                --               --              --                --
                           ----------------------------------------------------------------------------------------------------

Net assets at end of
  period                       $21,401          $7,789           $29,526          $13,333          $9,881           $23,279
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          S&P MIDCAP
                                          SMALL COMPANY    400 INDEX
                                           SUBACCOUNT     SUBACCOUNT
                                          ----------------------------
                                           PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,     OCTOBER 1,
                                           2001 (DATE     2001 (DATE
                                           OPERATIONS     OPERATIONS
                                           COMMENCED)     COMMENCED)
                                             THROUGH        THROUGH
                                          DECEMBER 31,   DECEMBER 31,
                                              2001           2001
                                          ----------------------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)             $        (8)   $       (14)
  Total realized gain (loss) on
    investments                                      6              4
  Change in unrealized
    appreciation/depreciation of
    investments                                    628            737
                                          ----------------------------
Net increase (decrease) in net assets
  from operations                                  491          2,290

Contract transactions:
  Transfers of net premiums                      1,211          1,722
  Transfers of surrenders and death
    benefits                                        --             --
  Transfers of policy loans                         --            (69)
  Transfers of cost of insurance and
    other charges                                 (354)          (478)
  Transfers between subaccounts,
    including fixed interest subaccount          7,090         15,419
                                          ----------------------------
Net increase (decrease) in net assets
  from contract transactions                     7,947         16,594
                                          ----------------------------
Total increase (decrease) in net assets          8,573         17,321
Net assets at beginning of period                   --             --
                                          ----------------------------

Net assets at end of period                $     8,573    $    17,321
                                          ============================

SEE ACCOMPANYING NOTES.

                                           NASDAQ 100     RUSSELL 2000       EQUITY
                                              INDEX      SMALL CAP INDEX     INCOME                   MID-CAP GROWTH
                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT                   SUBACCOUNT
                                          ---------------------------------------------------------------------------------------
                                           PERIOD FROM     PERIOD FROM     PERIOD FROM                               PERIOD FROM
                                           OCTOBER 1,      OCTOBER 1,      OCTOBER 1,                                  MAY 4,
                                           2001 (DATE      2001 (DATE      2001 (DATE                                1999 (DATE
                                           OPERATIONS      OPERATIONS      OPERATIONS                                OPERATIONS
                                           COMMENCED)      COMMENCED)      COMMENCED)                                COMMENCED)
                                             THROUGH         THROUGH         THROUGH                                   THROUGH
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                              2001            2001            2001           2001         2000          1999
                                          ---------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)             $       (28)    $       22       $      122    $  (37,000)  $   38,101     $    7,388
  Total realized gain (loss) on
    investments                                     19             13              866         6,554       38,775          1,413
  Change in unrealized
    appreciation/depreciation of
    investments                                    500          2,255              453        15,229       49,702         97,278
                                          ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                  491          2,290            1,441        15,217      126,578        106,079

Contract transactions:
  Transfers of net premiums                      4,256          2,754            2,214     1,466,564      977,265        204,120
  Transfers of surrenders and death
    benefits                                        --             --               --       (97,901)     (89,162)        (4,444)
  Transfers of policy loans                        (69)           (69)              --       (53,406)     (49,304)       (27,523)
  Transfers of cost of insurance and
    other charges                                 (834)          (573)            (738)     (615,148)    (389,892)       (49,034)
  Transfers between subaccounts,
    including fixed interest subaccount         30,682         18,190           61,640       560,495    1,994,274        796,419
                                          ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract transactions                    34,035         20,302           63,116     1,260,604    2,443,181        919,538
                                          ---------------------------------------------------------------------------------------
Total increase (decrease) in net assets         34,526         22,592           64,557     1,245,387    2,569,759      1,025,617
Net assets at beginning of period                   --             --               --     3,595,376    1,025,617             --
                                          ---------------------------------------------------------------------------------------

Net assets at end of period                $    34,526     $   22,592       $   64,557    $4,840,763   $3,595,376     $1,025,617
                                          =======================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT

                                     NEW AMERICA GROWTH
                                         SUBACCOUNT
                           ---------------------------------------
                                                     PERIOD FROM
                                                       MAY 4,
                                                     1999 (DATE
                                                     OPERATIONS
                                                     COMMENCED)
                                                       THROUGH
                           YEAR ENDED DECEMBER 31   DECEMBER 31,
                              2001        2000          1999
                           ---------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                 $  (16,893) $  182,468     $ 34,627
  Total realized gain
    (loss) on investments      14,590      (7,694)        (102)
  Change in unrealized
appreciation/depreciation
    of investments           (229,484)   (353,271)      25,449
                           ---------------------------------------
Net increase (decrease)
  in net assets from
  operations                 (231,787)   (178,497)      59,974

Contract transactions:
  Transfers of net
    premiums                  780,285     674,099      176,795
  Transfers of surrenders
    and death benefits        (45,977)    (54,926)      (4,114)
  Transfers of policy
    loans                     (41,265)    (49,643)      (2,334)
  Transfers of cost of
    insurance and other
    charges                  (281,004)   (244,614)     (33,691)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       158,127     931,708      516,412
                           ---------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions       570,166   1,256,624      653,068
                           ---------------------------------------
Total increase (decrease)
  in net assets               338,379   1,078,127      713,042
Net assets at beginning
  of period                 1,791,169     713,042           --
                           ---------------------------------------

Net assets at end of
  period                   $2,129,548  $1,791,169     $713,042
                           =======================================

SEE ACCOMPANYING NOTES.

                                      PERSONAL STRATEGY BALANCED                             INTERNATIONAL STOCK
                                              SUBACCOUNT                                         SUBACCOUNT
                           ----------------------------------------------------------------------------------------------------
                                                               PERIOD FROM                                        PERIOD FROM
                                                                 MAY 4,                                             MAY 4,
                                                               1999 (DATE                                         1999 (DATE
                                                               OPERATIONS                                         OPERATIONS
                                                               COMMENCED)                                         COMMENCED)
                                                                 THROUGH                                            THROUGH
                                YEAR ENDED DECEMBER 31        DECEMBER 31,         YEAR ENDED DECEMBER 31        DECEMBER 31,
                                2001             2000             1999             2001             2000             1999
                           ----------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations:
  Net investment income
    (loss)                   $   58,702       $  155,161        $ 34,013         $ 11,502         $ 26,225         $  2,609
  Total realized gain
    (loss) on investments       (10,197)            (649)           (866)          (7,740)           1,825              190
  Change in unrealized
appreciation/depreciation
    of investments             (126,849)         (55,942)         (7,122)        (228,301)        (169,647)          34,891
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  operations                    (78,344)          98,570          26,025         (224,539)        (141,597)          37,690

Contract transactions:
  Transfers of net
    premiums                    987,062          681,821         141,296          381,504          308,995           47,426
  Transfers of surrenders
    and death benefits          (38,457)         (29,997)           (234)         (17,156)         (12,413)            (352)
  Transfers of policy
    loans                       (53,859)         (23,182)        (27,073)         (17,109)         (15,677)            (715)
  Transfers of cost of
    insurance and other
    charges                    (402,630)        (270,875)        (40,549)        (131,184)        (105,244)         (10,787)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount         408,748        1,256,985         674,839           52,846          617,424          153,304
                           ----------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from
  contract transactions         900,864        1,614,752         748,279          268,901          793,085          188,876
                           ----------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                 822,520        1,713,322         774,304           44,362          651,488          226,566
Net assets at beginning
  of period                   2,487,626          774,304              --          878,054          226,566               --
                           ----------------------------------------------------------------------------------------------------

Net assets at end of
  period                     $3,310,146       $2,487,626        $774,304         $922,416         $878,054         $226,566
                           ====================================================================================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance policies issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
--------------------------------------------------------------------------------------------------
                                           American Century Variable Portfolios, Inc.:
Ultra*                                       VP Ultra-Registered Trademark- Fund
Vista*                                       VP Vista-SM- Fund
                                           Dreyfus Variable Investment Fund:
Appreciation*                                Appreciation Portfolio
Disciplined Stock*                           Disciplined Stock Portfolio
Dreyfus Growth & Income*                     Growth and Income Portfolio
International Equity*                        International Equity Portfolio
Dreyfus Small Cap*                           Small Cap Portfolio
Socially Responsible Growth*                 The Dreyfus Socially Responsible Growth Fund, Inc.
                                           EquiTrust Variable Insurance Series Fund:
Blue Chip                                    Blue Chip Portfolio
High Grade Bond                              High Grade Bond Portfolio
High Yield Bond                              High Yield Bond Portfolio
Managed                                      Managed Portfolio
Money Market                                 Money Market Portfolio
Value Growth                                 Value Growth Portfolio
                                           Fidelity Variable Insurance Products Funds:
Contrafund                                   Contrafund-Registered Trademark- Portfolio
Growth                                       Growth Portfolio
Fidelity Growth & Income**                   Growth & Income Portfolio
High Income*                                 High Income Portfolio
Index 500                                    Index 500 Portfolio
Mid-Cap*                                     Mid Cap Portfolio
Overseas                                     Overseas Portfolio
                                           Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap*                          Franklin Small Cap Fund
Franklin Value Securities*                   Franklin Value Securities Fund
Franklin U.S. Government*                    Franklin U.S. Government Fund
Mutual Shares Securities*                    Mutual Shares Securities Fund
Templeton Growth Securities*                 Templeton Growth Securities Fund
                                           J.P. Morgan Series Trust II:
Mid-Cap Value*                               J.P. Morgan Mid Cap Value Portfolio
Small Company*                               J.P. Morgan Small Company Portfolio

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

--------------------------------------------------------------------------------------------------
SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
                                           Summit Mutual Funds, Inc. -- Pinnacle Series:
S&P MidCap 400 Index*                        S&P MidCap 400 Index Portfolio
Nasdaq 100 Index*                            Nasdaq -- 100 Index Portfolio
Russell 2000 Small Cap Index*                Russell 2000 Small Cap Index Portfolio
                                           T. Rowe Price Equity Series Inc.:
Equity Income*                               Equity Income Portfolio
Mid-Cap Growth                               Mid-Cap Growth Portfolio
New America Growth                           New America Growth Portfolio
Personal Strategy Balanced                   Personal Strategy Balanced Portfolio
                                           T. Rowe Price International Series, Inc.:
International Stock                          International Stock Portfolio

*   Commenced operations on October 1, 2001.

**  During 2001, this subaccount was renamed to include reference to "Fidelity."

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 5% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the policies) and a 2% premium tax charge (used to compensate the Company for premium taxes imposed by various states and political subdivisions).

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS (CONTINUED)
These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $3.00 and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management
Services, Inc., an affiliate of the Company in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio -- 0.20%, High Grade Bond Portfolio -- 0.30%, High Yield Bond Portfolio -- 0.45%, Managed Portfolio -- 0.45%, Money Market Portfolio -- 0.25%, and Value Growth Portfolio -- 0.45%.

3.  FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2001:

                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
-------------------------------------------------------------------------------------
Ultra*                                                        $   15,357   $    1,153
Vista*                                                            20,434        1,534
Appreciation*                                                     26,045          730
Disciplined Stock*                                                 6,279           35
Dreyfus Growth & Income*                                          13,131        1,470
International Equity*                                              3,525          425
Dreyfus Small Cap*                                                12,372           32
Socially Responsible Growth*                                      10,990           99
Blue Chip                                                      3,995,619      981,274
High Grade Bond                                                1,139,777      223,379
High Yield Bond                                                1,416,885      394,181
Managed                                                        2,957,903    1,232,331
Money Market                                                     964,175      712,053
Value Growth                                                   2,356,391      879,377
Contrafund                                                     1,433,889      132,763
Growth                                                         2,989,243      251,037
Fidelity Growth & Income                                         942,224      138,459
High Income*                                                       6,099           80
Index 500                                                      1,597,332      164,773
Mid-Cap*                                                          24,103          386
Overseas                                                         728,479       54,243
Franklin Small Cap*                                               20,438          104
Franklin Value Securities*                                         8,131          805
Franklin U.S. Government*                                         38,286        8,592
Mutual Shares Securities*                                         13,102          137
Templeton Growth Securities*                                       9,656           58
Mid-Cap Value*                                                    22,200          109
Small Company*                                                     8,767          828
S&P MidCap 400 Index*                                             17,524          944
Nasdaq 100 Index*                                                 34,082           75
Russell 2000 Small Cap Index*                                     20,518          194
Equity Income*                                                    76,098       12,363
Mid-Cap Growth                                                 1,309,152       85,548
New America Growth                                               644,197       55,557
Personal Strategy Balanced                                     1,054,175       94,609
International Stock                                              311,036       30,633

* Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2001, 2000, and 1999:

                                                    PERIOD ENDED DECEMBER 31
                            -------------------------------------------------------------------------
                                           2001                                  2000
                            -----------------------------------   -----------------------------------
                                                        NET                                   NET
                                                      INCREASE                              INCREASE
SUBACCOUNT                  PURCHASED    REDEEMED    (DECREASE)   PURCHASED    REDEEMED    (DECREASE)
---------------------------------------------------------------   -----------------------------------
Ultra*                          1,432         107        1,325           --          --           --
Vista*                          2,072         153        1,919           --          --           --
Appreciation*                   2,498          67        2,431           --          --           --
Disciplined Stock*                599           3          596           --          --           --
Dreyfus Growth & Income*        1,245         144        1,101           --          --           --
International Equity*             345          41          304           --          --           --
Dreyfus Small Cap*              1,120           2        1,118           --          --           --
Socially Responsible
Growth*                         1,056           9        1,047           --          --           --
Blue Chip                      77,861      16,073       61,788       86,371      18,799       67,572
High Grade Bond                34,352       7,486       26,866       27,580      22,033        5,547
High Yield Bond                27,804      11,980       15,824       26,693      43,120      (16,427)
Managed                        55,427      32,609       22,818       32,489     170,581     (138,092)
Money Market                   60,255      45,521       14,734       63,745      43,175       20,570
Value Growth                   91,419      32,252       59,167       68,929     156,379      (87,450)
Contrafund                    136,992       9,775      127,217      303,802       8,759      295,043
Growth                        260,082      17,833      242,249      532,213       7,616      524,597
Fidelity Growth & Income       89,887      13,117       76,770      156,428       6,183      150,245
High Income*                      593           7          586           --          --           --
Index 500                     174,459      12,757      161,702      367,441      12,894      354,547
Mid-Cap*                        2,367          36        2,331           --          --           --
Overseas                       57,716       4,382       53,334      134,620       2,443      132,177
Franklin Small Cap*             1,933           8        1,925           --          --           --
Franklin Value Securities*        706          72          634           --          --           --
Franklin U.S. Government*       3,824         849        2,975           --          --           --
Mutual Shares Securities*       1,286          12        1,274           --          --           --
Templeton Growth
Securities*                       899           5          894           --          --           --
Mid-Cap Value*                  2,203           9        2,194           --          --           --
Small Company*                    857          82          775           --          --           --
S&P MidCap 400 Index*           1,635          91        1,544           --          --           --
Nasdaq 100 Index*               2,533           3        2,530           --          --           --
Russell 2000 Small Cap
Index*                          2,013          15        1,998           --          --           --
Equity Income*                  7,446       1,216        6,230           --          --           --
Mid-Cap Growth                111,048       4,155      106,893      215,504      16,110      199,394
New America Growth             72,709       4,597       68,112      130,240       8,449      121,791
Personal Strategy Balanced     93,674       6,710       86,964      159,201       3,360      155,841
International Stock            33,804       2,770       31,034       68,361         861       67,500

                                 PERIOD ENDED DECEMBER 31
                            -----------------------------------
                                           1999
                            -----------------------------------
                                                        NET
                                                      INCREASE
SUBACCOUNT                  PURCHASED    REDEEMED    (DECREASE)
--------------------------  -----------------------------------
Ultra*                             --          --           --
Vista*                             --          --           --
Appreciation*                      --          --           --
Disciplined Stock*                 --          --           --
Dreyfus Growth & Income*           --          --           --
International Equity*              --          --           --
Dreyfus Small Cap*                 --          --           --
Socially Responsible
Growth*                            --          --           --
Blue Chip                     125,509      16,234      109,275
High Grade Bond                61,130      10,866       50,264
High Yield Bond                64,702      23,532       41,170
Managed                       100,887      99,688        1,199
Money Market                  226,499     323,500      (97,001)
Value Growth                  189,257      68,995      120,262
Contrafund                    148,621         214      148,407
Growth                        203,941          67      203,874
Fidelity Growth & Income      119,371       2,563      116,808
High Income*                       --          --           --
Index 500                     204,462         663      203,799
Mid-Cap*                           --          --           --
Overseas                       20,073          79       19,994
Franklin Small Cap*                --          --           --
Franklin Value Securities*         --          --           --
Franklin U.S. Government*          --          --           --
Mutual Shares Securities*          --          --           --
Templeton Growth
Securities*                        --          --           --
Mid-Cap Value*                     --          --           --
Small Company*                     --          --           --
S&P MidCap 400 Index*              --          --           --
Nasdaq 100 Index*                  --          --           --
Russell 2000 Small Cap
Index*                             --          --           --
Equity Income*                     --          --           --
Mid-Cap Growth                 89,767       1,183       88,584
New America Growth             67,262         321       66,941
Personal Strategy Balanced     79,456       3,933       75,523
International Stock            18,334         307       18,027

* Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES

Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods ended December 31, 2001:

                                                                                      RATIO OF
                                                                        INVESTMENT   EXPENSES TO
                                                                          INCOME     AVERAGE NET     TOTAL
SUBACCOUNT                        UNITS      UNIT VALUE   NET ASSETS     RATIO(1)     ASSETS(2)    RETURN(3)
------------------------------------------------------------------------------------------------------------
Ultra(4)                             1,325     $11.20     $    14,840        --%         0.90%       12.00%
Vista(4)                             1,919      10.13          19,435        --          0.90         1.30
Appreciation(4)                      2,431      10.47          25,455      1.47          0.90         4.70
Disciplined Stock(4)                   596      10.66           6,357      0.70          0.90         6.60
Dreyfus Growth & Income(4)           1,101      10.72          11,808      0.34          0.90         7.20
International Equity(4)                304      10.62           3,234      1.07          0.90         6.20
Dreyfus Small Cap(4)                 1,118      11.02          12,323      0.46          0.90        10.20
Socially Responsible Growth(4)       1,047      10.36          10,848        --          0.90         3.60
Blue Chip                          926,223      39.32      36,417,916      1.51          0.90       (12.08)
High Grade Bond                    270,152      23.42       6,325,650      6.09          0.90         8.13
High Yield Bond                    333,403      26.59       8,864,112      7.91          0.90         8.27
Managed                          1,119,006      29.34      32,828,635      4.21          0.90         7.16
Money Market                        71,811      15.57       1,118,209      3.36          0.90         2.64
Value Growth                     1,409,830      20.21      28,486,188      2.04          0.90         6.03
Contrafund                         570,666       9.18       5,237,887      0.73          0.90       (12.99)
Growth                             970,720       8.95       8,685,827      0.07          0.90       (18.34)
Fidelity Growth & Income           343,824       8.78       3,019,964      1.22          0.90        (9.58)
High Income(4)                         586      10.38           6,078        --          0.90         3.80
Index 500                          720,048       8.50       6,120,685      1.05          0.90       (12.91)
Mid-Cap(4)                           2,331      10.55          24,580        --          0.90         5.50
Overseas                           205,504       8.23       1,692,315      4.71          0.90       (21.92)
Franklin Small Cap(4)                1,925      11.12          21,401        --          0.90        11.20
Franklin Value Securities(4)           634      12.29           7,789        --          0.90        22.90
Franklin U.S. Government(4)          2,975       9.93          29,526        --          0.90        (0.70)
Mutual Shares Securities(4)          1,274      10.46          13,333        --          0.90         4.60
Templeton Growth Securities
(4)                                    894      11.05           9,881        --          0.90        10.50
Mid-Cap Value (4)                    2,194      10.61          23,279        --          0.90         6.10
Small Company(4)                       775      11.07           8,573        --          0.90        10.70
S&P MidCap 400 Index(4)              1,544      11.22          17,321        --          0.90        12.20
Nasdaq 100 Index(4)                  2,530      13.65          34,526        --          0.90        36.50
Russell 2000 Small Cap
Index(4)                             1,998      11.31          22,592      0.34          0.90        13.10
Equity Income(4)                     6,230      10.36          64,557      0.66          0.90         3.60
Mid-Cap Growth                     394,871      12.26       4,840,763        --          0.90        (1.76)
New America Growth                 256,844       8.29       2,129,548        --          0.90       (12.64)
Personal Strategy Balanced         318,327      10.40       3,310,146      2.96          0.90        (3.26)
International Stock                116,561       7.91         922,416      2.22          0.90       (22.98)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  UNIT VALUES (CONTINUED)
    affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4) Subaccount commenced operations on October 1, 2001.

                       FARM BUREAU LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     JUNE 30,    DECEMBER 31,
                                                       2002          2001
                                                    ----------   -------------
ASSETS
Investments:
  Fixed maturities--available for sale, at market
    (amortized cost: 2002--$4,078,360;
    2001--$3,581,579)                               $4,185,171    $3,656,741
  Equity securities, at market (cost:
    2002--$40,439; 2001--$39,019)                       39,542        39,733
  Mortgage loans on real estate                        403,573       385,307
  Investment real estate, less allowances for
    depreciation of $4,262 in 2002 and $3,862 in
    2001                                                20,898        20,056
  Policy loans                                         180,653       181,054
  Other long-term investments                            1,305         1,306
  Short-term investments                                23,633        19,969
                                                    --------------------------
Total investments                                    4,854,775     4,304,166
Cash and cash equivalents                              153,916       260,933
Securities and indebtedness of related parties          27,025        57,781
Accrued investment income                               53,737        51,160
Accounts and notes receivable                               --             5
Amounts receivable from affiliates                          --         2,173
Reinsurance recoverable                                 89,152       101,287
Deferred policy acquisition costs                      422,504       361,179
Value of insurance in force acquired                    51,223        50,129
Property and equipment, less allowances for
  depreciation of $7,264 in 2002 and $6,222 in
  2001                                                  11,098        12,012
Current income taxes recoverable                        12,337         1,624
Goodwill                                                11,170        11,170
Other assets                                            29,338        17,471
Assets held in separate accounts                       363,993       356,448
                                                    --------------------------
Total assets                                        $6,080,268    $5,587,538
                                                    ==========================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive and equity-indexed
       products                                     $3,182,132    $2,679,088
      Traditional life insurance and accident and
       health products                               1,084,104     1,063,930
      Unearned revenue reserve                          31,307        30,870
    Other policy claims and benefits                    21,522        22,009
                                                    --------------------------
                                                     4,319,065     3,795,897
  Other policyholders' funds:
  Supplementary contracts without life
    contingencies                                      296,079       261,554
  Advance premiums and other deposits                  112,283       112,518
  Accrued dividends                                     14,782        15,965
                                                    --------------------------
                                                       423,144       390,037
Amounts payable to affiliates                            2,374           680
Long-term debt                                          40,000        40,000
Deferred income taxes                                   57,665        57,357
Other liabilities                                      148,603       228,111
Liabilities related to separate accounts               363,993       356,448
                                                    --------------------------
Total liabilities                                    5,354,844     4,868,530
Commitments and contingencies
Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value
    $50.00 per share--authorized 6,000 shares               --            --
  Common stock, par value $50.00 per
    share--authorized 994,000 shares, issued and
    outstanding 50,000 shares                            2,500         2,500
  Additional paid-in capital                           146,436       146,501
  Accumulated other comprehensive income                31,751        39,414
  Retained earnings                                    544,737       530,593
                                                    --------------------------
Total stockholder's equity                             725,424       719,008
                                                    --------------------------
Total liabilities and stockholder's equity          $6,080,268    $5,587,538
                                                    ==========================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                          THREE MONTHS ENDED  SIX MONTHS ENDED
                                               JUNE 30,           JUNE 30,
                                          ------------------  ----------------
                                            2002      2001     2002     2001
                                          ------------------------------------
Revenues:
  Interest sensitive product charges       $19,608   $17,550  $38,380  $33,517
  Traditional life insurance premiums      33,677    31,024   63,140   58,862
  Accident and health premiums                178     1,072      270    2,222
  Net investment income                    82,942    71,190   162,456  137,869
  Derivative loss                          (8,655)      (58)  (9,437)    (866)
  Realized gains (losses) on investments   (5,823)      250   (3,577)  (1,272)
  Other income                                293       172      666      319
                                          ------------------------------------
Total revenues                            122,220   121,200   251,898  230,651
Benefits and expenses:
  Interest sensitive product benefits      42,958    40,830   91,226   78,684
  Traditional life insurance and
    accident and health benefits           19,286    20,838   36,668   41,357
  Increase in traditional life and
    accident and health future policy
    benefits                               11,659     8,065   19,504   12,832
  Distributions to participating
    policyholders                           7,696     7,595   15,667   14,500
  Underwriting, acquisition and
    insurance expenses                     24,919    25,156   50,693   49,979
  Interest expense                            181       457      358    1,034
                                          ------------------------------------
Total benefits and expenses               106,699   102,941   214,116  198,386
                                          ------------------------------------
                                           15,521    18,259   37,782   32,265
Income taxes                               (5,104)   (5,790)  (12,602) (10,587)
Equity income (loss), net of related
  income taxes                                679      (630)  (1,036)     (26)
                                          ------------------------------------
Income before cumulative effect of
  change in accounting principle           11,096    11,839   24,144   21,652
Cumulative effect of change in
  accounting for derivative instruments        --        --       --      344
                                          ------------------------------------
Net income                                 $11,096   $11,839  $24,144  $21,996
                                          ====================================

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
     CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                    ACCUMULATED
                                                      ADDITIONAL       OTHER                      TOTAL
                                            COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                            STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                           ----------------------------------------------------------------
Balance at January 1, 2001                  $2,500     $ 66,307       $(22,391)    $505,341     $551,757
  Comprehensive income:
    Net income for six months ended
      June 30, 2001                             --           --             --       21,996       21,996
    Cumulative effect of change in
      accounting for derivative
      instruments                               --           --          2,406           --        2,406
    Change in net unrealized investment
      gains/losses                              --           --         37,174           --       37,174
                                                                                                --------
  Total comprehensive income                                                                      61,576
  Adjustment resulting from capital
    transactions of equity investee             --            6             --           --            6
  Capital contribution                                                               80,194       80,194
  Cash dividends paid to parent                 --           --             --       (5,000)      (5,000)
                                           ----------------------------------------------------------------
Balance at June 30, 2001                    $2,500     $ 66,313       $ 17,189     $602,531     $688,533
                                           ================================================================
Balance at January 1, 2002                  $2,500     $146,501       $ 39,414     $530,593     $719,008
  Comprehensive income:
    Net income for six months ended
      June 30, 2002                             --           --             --       24,144       24,144
    Change in net unrealized investment
      gains/losses                              --           --         (7,663)          --       (7,663)
                                                                                                --------
  Total comprehensive income                                                                      16,481
  Adjustment resulting from capital
    transactions of equity investee             --          (65)            --           --          (65)
  Cash dividends paid to parent                 --           --             --      (10,000)     (10,000)
                                           ----------------------------------------------------------------
Balance at June 30, 2002                    $2,500     $146,436       $ 31,751     $544,737     $725,424
                                           ================================================================

Comprehensive income totaled $44.9 million in the second quarter of 2002 and $7.4 million in the second quarter of 2001.

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                 SIX MONTHS ENDED
                                                                     JUNE 30,
                                                              -----------------------
                                                                 2002         2001
                                                              -----------------------
OPERATING ACTIVITIES
Net income                                                    $    24,144   $  21,996
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances, excluding bonus
     interest                                                      76,454      66,533
    Charges for mortality and administration                      (37,428)    (32,688)
    Deferral of unearned revenues                                   1,221       1,227
    Amortization of unearned revenue reserve                         (728)       (772)
  Provision for depreciation and amortization                      (2,684)      2,493
  Equity loss                                                       1,036          26
  Realized losses on investments                                    3,577       1,272
  Increase in traditional life and accident and health
    benefit accruals                                               19,504      12,832
  Policy acquisition costs deferred                               (78,207)    (21,666)
  Amortization of deferred policy acquisition costs                10,410       8,357
  Provision for deferred income taxes                               4,464       3,881
  Other                                                             2,288      22,206
                                                              -----------------------
Net cash provided by operating activities                          24,051      85,697
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                            403,714     268,006
  Equity securities                                                 4,387       6,349
  Mortgage loans on real estate                                    39,597      16,152
  Investment real estate                                               --       1,528
  Policy loans                                                     22,145      20,947
  Other long-term investments                                           1          86
  Short-term investments--net                                          --      70,755
                                                              -----------------------
                                                                  469,844     383,823
Acquisition of investments:
  Fixed maturities--available for sale                           (997,185)   (315,217)
  Equity securities                                                    --      (6,392)
  Mortgage loans on real estate                                   (57,869)    (22,903)
  Investment real estate                                           (1,331)         --
  Policy loans                                                    (21,744)    (22,220)
  Short-term investments net                                       (3,664)         --
                                                              -----------------------
                                                               (1,081,793)   (366,732)
Proceeds from disposal, repayments of advances and other
 distributions from equity investees                                1,901       6,130
Investments in and advances to equity investees                        --      (1,102)
Net cash received in acquisition and coinsurance transaction           --       2,709
Net purchases of property and equipment and other                    (130)       (105)
                                                              -----------------------
Net cash provided by (used in) investing activities              (610,178)     24,723
FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and
 variable products credited to policyholder account balances      647,688     151,029
Return of policyholder account balances on interest
 sensitive, equity-indexed and variable products                 (158,578)   (148,923)
Dividends paid                                                    (10,000)     (5,000)
                                                              -----------------------
Net cash provided by (used in) financing activities               479,110      (2,894)
                                                              -----------------------
Increase (decrease) in cash and cash equivalents                 (107,017)    107,526
Cash and cash equivalents at beginning of period                  260,933       2,484
                                                              -----------------------
Cash and cash equivalents at end of period                    $   153,916   $ 110,010
                                                              =======================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
  Interest                                                    $       361   $   1,034
  Income taxes                                                     18,293       4,918
Non-cash operating activity:
  Deferral of bonus interest credited to account balances           9,131          --

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2002

1.  BASIS OF PRESENTATION
The accompanying unaudited consolidated financial statements of Farm Bureau Life Insurance Company (we or the Company) have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. Our financial statements include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of our financial position and results of operations. Operating results for the three- and six-month periods ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. We encourage you to refer to our consolidated financial statements and notes for the year ended December 31, 2001, for a complete description of our material accounting policies.

2.  ACCOUNTING CHANGES
In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill is no longer amortized, but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We adopted the Statements effective January 1, 2002. Based on testing performed as of January 1, 2002, none of our goodwill is deemed to be impaired. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Goodwill totaled $17.0 million at June 30, 2002 and December 31, 2001, consisting of $11.2 million separately identified on our consolidated balance sheets and $5.8 million in equity method goodwill included in the securities and indebtedness of related parties line on the consolidated balance sheets. On a pro forma basis without goodwill amortization, net income for the second quarter of 2001 would have been $12.1 million and for the six months ended June 30, 2001 would have been $22.6 million.

In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. Adopting Statement No. 144 on January 1, 2002 did not have any effect on our financial position or results of operations.

3.  INVESTMENT OPERATIONS
All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

                       FARM BUREAU LIFE INSURANCE COMPANY

3.  INVESTMENT OPERATIONS (CONTINUED)
Net unrealized investment gains on equity securities and fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                              JUNE 30,          DECEMBER 31,
                                                                2002                2001
                                                              -------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity
 securities available for sale                                $105,914            $ 75,876
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                            (21,164)             (5,561)
  Value of insurance in force acquired                          (7,928)             (8,954)
  Unearned revenue reserve                                         313                 257
Provision for deferred income taxes                            (26,997)            (21,566)
                                                              -------------------------------
                                                                50,138              40,052
Proportionate share of net unrealized investment losses of
 equity investees                                              (18,387)               (638)
                                                              -------------------------------
Net unrealized investment gains                               $ 31,751            $ 39,414
                                                              ===============================

4.  CREDIT ARRANGEMENTS
We have a note payable to the Federal Home Loan Bank (FHLB) totaling $40.0 million at June 30, 2002 and December 31, 2001. The note is due September 17, 2003, and interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (1.79% at June 30, 2002 and 1.85% at December 31, 2001). Fixed maturity securities with a carrying value of $41.2 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $36.9 million on the line of credit from the FHLB at June 30, 2002 with appropriate increased collateral deposits.

We have a line of credit with FBL Financial Group, Inc. which allows us to borrow up to $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

5.  CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially more than contractual policy benefits or certain other agreements. At June 30, 2002, management is not aware of any claims for which a material loss is reasonably possible.

We seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding insurance to other insurance enterprises. Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Through July 1, 2002, we participated with various unaffiliated life insurance companies in a reinsurance pool to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool shared in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we were able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We have a liability totaling $1.6 million at June 30, 2002 and December 31, 2001 for anticipated losses from this pool resulting from

                       FARM BUREAU LIFE INSURANCE COMPANY

5.  CONTINGENCIES (CONTINUED)
the terrorist acts on September 11, 2001. We no longer participate in this pool due to structural changes in the pool, including an increase in the cap on losses.

We self-insure our employee health and welfare claims, however claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.2 million outstanding on the line of credit at June 30, 2002 and December 31, 2001.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (1.84% at June 30, 2002 and 1.90% at December 31, 2001). There was $17.6 million outstanding on the line of credit at June 30, 2002 and $20.6 million at December 31, 2001.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms up to $0.3 million. At June 30, 2002 and December 31, 2001 we assessed the probability and amount of payment and determined no accrual was necessary.

6.  SEGMENT INFORMATION
Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. These segments are
(1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have various support operations and corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance), investments and related investment income not specifically

                       FARM BUREAU LIFE INSURANCE COMPANY

6.  SEGMENT INFORMATION (CONTINUED)
allocated to our product segments and other corporate items that do not meet the quantitative threshold for separate segment reporting. Financial information concerning our operating segments is as follows.

                                                        THREE MONTHS ENDED          SIX MONTHS ENDED
                                                             JUNE 30,                   JUNE 30,
                                                    --------------------------  ------------------------
                                                         2002          2001        2002         2001
                                                    ----------------------------------------------------
Operating revenues:
  Traditional annuity                                  $ 34,778      $ 31,317    $ 73,099     $ 61,071
  Traditional and universal life                         80,225        75,982     156,802      143,938
  Variable                                               11,404        10,264      22,131       20,116
  Corporate and other                                     1,636         3,329       3,439        6,737
                                                    ----------------------------------------------------
                                                        128,043       120,892     255,471      231,862
Realized gains (losses) on investments (A)               (5,823)          308      (3,573)      (1,211)
                                                    ----------------------------------------------------
  Consolidated revenues                                $122,220      $121,200    $251,898     $230,651
                                                    ====================================================
Pre-tax operating income (loss) from continuing
 operations:
  Traditional annuity                                  $  5,361      $  5,465    $ 11,121     $  9,437
  Traditional and universal life                         12,754        11,699      27,474       22,690
  Variable                                                1,394           741       1,717        1,620
  Corporate and other                                       849          (203)     (1,933)         234
                                                    ----------------------------------------------------
                                                         20,358        17,702      38,379       33,981
  Income taxes on operating income                       (6,797)       (5,990)    (12,811)     (11,187)
  Realized gains (losses) on investments, net (A)        (2,465)          127      (1,424)      (1,142)
                                                    ----------------------------------------------------
    Consolidated income from continuing operations     $ 11,096      $ 11,839    $ 24,144     $ 21,652
                                                    ====================================================

(A) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, value of insurance in-force acquired and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Goodwill for June 30, 2002 and December 31, 2001 is allocated among the segments as follows: traditional annuity ($3.9 million), traditional and universal life ($6.1 million), variable ($1.2 million) and corporate and other ($5.8 million).

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2002

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost (market:
      2000--$288,661)                                         $       --   $  284,253
    Available for sale, at market (amortized cost:
      2001--$3,581,579; 2000--$2,056,320)                      3,656,741    2,033,345
  Equity securities, at market (cost: 2001--$39,019;
    2000--$32,629)                                                39,733       30,781
  Mortgage loans on real estate                                  385,307      321,862
  Investment real estate, less allowances for depreciation
    of $3,862 in 2001 and $3,061 in 2000                          20,056       23,820
  Policy loans                                                   181,054      125,987
  Other long-term investments                                      1,306        1,318
  Short-term investments                                          19,969       50,035
                                                              ----------   ----------
Total investments                                              4,304,166    2,871,401

Cash and cash equivalents                                        260,933        2,484
Securities and indebtedness of related parties                    57,781       52,458
Accrued investment income                                         51,160       34,378
Accounts and notes receivable                                          5            7
Amounts receivable from affiliates                                 2,173       11,657
Reinsurance recoverable                                          101,287       51,312
Deferred policy acquisition costs                                361,179      252,006
Value of insurance in force acquired                              50,129       14,264
Property and equipment, less allowances for depreciation of
  $6,222 in 2001 and $4,487 in 2000                               12,012       12,296
Current income taxes recoverable                                   1,624        8,151
Goodwill, less accumulated amortization of $5,301 in 2001
  and $4,878 in 2000                                              11,170        8,554
Other assets                                                      17,471        8,065
Assets held in separate accounts                                 356,448      327,407
                                                              ----------   ----------
Total assets                                                  $5,587,538   $3,654,440
                                                              ==========   ==========

                       FARM BUREAU LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            DECEMBER 31,
                                                    ----------------------------
                                                        2001           2000
                                                    -------------  -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive and equity-indexed
        products                                    $  2,679,088   $  1,598,958
      Traditional life insurance and accident and
        health products                                1,063,930        773,372
      Unearned revenue reserve                            30,870         29,382
    Other policy claims and benefits                      22,009         10,378
                                                    ------------   ------------
                                                       3,795,897      2,412,090
  Other policyholders' funds:
    Supplementary contracts without life
      contingencies                                      261,554        170,404
    Advance premiums and other deposits                  112,518         81,739
    Accrued dividends                                     15,965         13,385
                                                    ------------   ------------
                                                         390,037        265,528
  Amounts payable to affiliates                              680            825
  Long-term debt                                          40,000         40,000
  Deferred income taxes                                   57,357         14,524
  Other liabilities                                      228,111         42,309
  Liabilities related to separate accounts               356,448        327,407
                                                    ------------   ------------
Total liabilities                                      4,868,530      3,102,683

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value
    $50.00 per share--authorized 6,000 shares                 --             --
  Common stock, par value $50.00 per
    share--authorized 994,000 shares, issued and
    outstanding 50,000 shares                              2,500          2,500
  Additional paid-in capital                             146,501         66,307
  Accumulated other comprehensive income (loss)           39,414        (22,391)
  Retained earnings                                      530,593        505,341
                                                    ------------   ------------
Total stockholder's equity                               719,008        551,757
                                                    ------------   ------------
Total liabilities and stockholder's equity          $  5,587,538   $  3,654,440
                                                    ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                              YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------
                                                        2001           2000           1999
                                                    -------------  -------------  -------------
Revenues:
  Interest sensitive product charges                $     70,492   $     59,780   $     55,363
  Traditional life insurance premiums                    114,998         83,830         82,569
  Accident and health premiums                             3,044          9,654         13,361
  Net investment income                                  285,176        218,913        225,040
  Derivative income                                          100             --             --
  Realized losses on investments                         (15,872)       (26,185)        (1,976)
  Other income                                               610          1,337            623
                                                    ------------   ------------   ------------
    Total revenues                                       458,548        347,329        374,980
Benefits and expenses:
  Interest sensitive product benefits                    169,272        127,605        123,231
  Traditional life insurance and accident and
    health benefits                                       80,492         60,229         57,941
  Increase in traditional life and accident and
    health future policy benefits                         23,680         19,066         19,556
  Distributions to participating policyholders            29,564         25,043         25,360
  Underwriting, acquisition and insurance expenses        95,089         74,378         71,377
  Interest expense                                         1,717          2,585            830
  Other expenses                                               7            196          1,045
                                                    ------------   ------------   ------------
    Total benefits and expenses                          399,821        309,102        299,340
                                                    ------------   ------------   ------------
                                                          58,727         38,227         75,640
Income taxes                                             (19,073)       (13,215)       (25,686)
Equity income, net of related income taxes                   254         12,195          3,972
                                                    ------------   ------------   ------------
Income before cumulative effect of change in
  accounting principle                                    39,908         37,207         53,926
Cumulative effect of change in accounting for
  derivative instruments                                     344             --             --
                                                    ------------   ------------   ------------
Net income                                          $     40,252   $     37,207   $     53,926
                                                    ============   ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                   ACCUMULATED
                                                                    ADDITIONAL        OTHER                         TOTAL
                                                       COMMON         PAID-IN     COMPREHENSIVE    RETAINED     STOCKHOLDER'S
                                                        STOCK         CAPITAL     INCOME (LOSS)    EARNINGS        EQUITY
                                                    -------------  -------------  -------------  -------------  -------------
Balance at January 1, 1999                          $      2,500   $     66,273   $     50,050   $    551,158   $    669,981
  Comprehensive income (loss):
    Net income for 1999                                       --             --             --         53,926         53,926
    Change in net unrealized investment gains/
      losses                                                  --             --        (99,932)            --        (99,932)
                                                                                                                ------------
  Total comprehensive loss                                                                                           (46,006)
  Dividends paid to preferred stockholders                    --             --             --           (155)          (155)
  Dividend of short-term and fixed maturity
    securities to parent                                      --             --             --        (75,000)       (75,000)
  Cash dividends paid to parent                               --             --             --        (29,795)       (29,795)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 1999                               2,500         66,273        (49,882)       500,134        519,025
  Comprehensive income:
    Net income for 2000                                       --             --             --         37,207         37,207
    Change in net unrealized investment gains/
      losses                                                  --             --         27,491             --         27,491
                                                                                                                ------------
  Total comprehensive income                                                                                          64,698
  Adjustment resulting from capital transactions
    of equity investee                                        --             34             --             --             34
  Cash dividends paid to parent                               --             --             --        (32,000)       (32,000)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 2000                               2,500         66,307        (22,391)       505,341        551,757
  Comprehensive income:
    Net income for 2001                                       --             --             --         40,252         40,252
    Cumulative effect of change in accounting for
      derivative instruments                                  --             --          2,406             --          2,406
    Change in net unrealized investment gains/
      losses                                                  --             --         59,399             --         59,399
                                                                                                                ------------
  Total comprehensive income                                                                                         102,057
  Capital contribution from parent                            --         80,194             --             --         80,194
  Cash dividends paid to parent                               --             --             --        (15,000)       (15,000)
                                                    ------------   ------------   ------------   ------------   ------------
Balance at December 31, 2001                        $      2,500   $    146,501   $     39,414   $    530,593   $    719,008
                                                    ============   ============   ============   ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                      2001       2000       1999
                                                    ---------  ---------  ---------
OPERATING ACTIVITIES
Net income                                          $  40,252  $  37,207  $  53,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Adjustments related to interest sensitive
      products:
    Interest credited to account balances             141,801    104,896    105,121
    Charges for mortality and administration          (68,884)   (58,987)   (54,229)
    Deferral of unearned revenues                       2,485      2,851      2,456
    Amortization of unearned revenue reserve           (1,465)      (745)    (1,318)
  Provision for depreciation and amortization           6,797      5,456      5,687
  Equity income                                          (254)   (12,195)    (3,972)
  Realized losses on investments                       15,872     26,185      1,976
  Increase (decrease) in traditional life and
    accident and health benefit accruals, net of
    reinsurance                                         8,923    (23,910)    20,552
  Policy acquisition costs deferred                   (76,299)   (39,954)   (34,275)
  Amortization of deferred policy acquisition
    costs                                              15,456     10,829     12,439
  Provision for deferred income taxes                   3,635      6,738      1,824
  Other                                                12,175    (31,485)     2,107
                                                    ---------  ---------  ---------
Net cash provided by operating activities             100,494     26,886    112,294

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                    --     55,846    154,700
  Fixed maturities--available for sale                545,760    189,589    224,530
  Equity securities                                     7,832     20,346     10,391
  Mortgage loans on real estate                        27,847     41,850     53,922
  Investment real estate                                2,296        644     20,080
  Policy loans                                         41,585     29,168     28,401
  Other long-term investments                              90          4         68
  Short-term investments--net                          64,643     28,066         --
                                                    ---------  ---------  ---------
                                                      690,053    365,513    492,092

Acquisition of investments:
  Fixed maturities--available for sale               (853,651)  (222,251)  (469,608)
  Equity securities                                    (2,144)    (2,491)    (6,663)
  Mortgage loans on real estate                       (60,599)   (49,306)   (69,606)
  Investment real estate                                   --         --       (726)
  Policy loans                                        (42,155)   (31,438)   (28,790)
  Short-term investments--net                              --         --    (24,696)
                                                    ---------  ---------  ---------
                                                     (958,549)  (305,486)  (600,089)
Proceeds from disposal, repayments of advances and
  other distributions from equity investees             5,715      8,747     11,395
Investments in and advances to equity investees        (1,151)    (1,505)    (6,654)
Net cash received in acquisition and coinsurance
  transaction                                           2,709         --         --
Net purchases of property and equipment and other      (1,337)    (2,123)    (2,403)
                                                    ---------  ---------  ---------
Net cash provided by (used in) investing
  activities                                         (262,560)    65,146   (105,659)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

FINANCING ACTIVITIES
                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                      2001       2000       1999
                                                    ---------  ---------  ---------
Receipts from interest sensitive, equity-indexed
  and variable products credited to policyholder
  account balances                                  $ 700,217  $ 217,657  $ 216,598
Return of policyholder account balances on
  interest sensitive, equity-indexed and variable
  products                                           (264,702)  (281,094)  (224,826)
Proceeds from long-term debt                               --         --     40,000
Repayments of long-term debt                               --         --        (71)
Redemption of redeemable preferred stock                   --         --     (4,503)
Dividends paid                                        (15,000)   (32,000)   (29,950)
                                                    ---------  ---------  ---------
Net cash provided by (used in) financing
  activities                                          420,515    (95,437)    (2,752)
                                                    ---------  ---------  ---------
Increase (decrease) in cash and cash equivalents      258,449     (3,405)     3,883
Cash and cash equivalents at beginning of year          2,484      5,889      2,006
                                                    ---------  ---------  ---------
Cash and cash equivalents at end of year            $ 260,933  $   2,484  $   5,889
                                                    =========  =========  =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                          $   1,730  $   2,588  $     725
  Income taxes                                          8,245     23,408     11,919

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We currently market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the midwestern and western sections of United States through an exclusive agency force. Variable universal life insurance and variable annuity contracts are also marketed in these and other states through alliances with other insurance companies and a regional broker/dealer. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain business written by National Travelers Life Company (NTL) and American Equity Investment Life Insurance Company (American Equity). These coinsurance agreements utilize excess capital and increase our volume of business in force.

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

Effective January 1, 2001, we adopted the Financial Accounting Standards Board's
(FASB) Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allows companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

We have the following three different forms of derivatives on our balance sheet which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered a derivative.

These derivatives are described more fully in this note under the captions "Investments--Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $0.3 million. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $0.6 million less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives has not been quantified, but is not believed to be material to our financial position or results of operations.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Upon the adoption of Statement No. 133, we transferred our fixed maturity securities classified as held for investment to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, was credited to stockholder's equity. Prior year financial statements were not restated.

In December 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 01-6, "Accounting by Certain Entities (Including Entities with Trade Receivables) That Lend to or Finance the Activities of Others." The SOP requires loans and trade receivables that management has the intent and ability to hold for the forseeable future or until maturity or payoff to be reported in the balance sheet at outstanding principal adjusted for any chargeoffs, the allowance for loan losses, any deferred fees or costs on originated loans and any unamortized premiums or discounts on purchased loans. We currently report our mortgage loans in accordance with this SOP and we do not believe it will have a material effect on our financial statements.

In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. The Statement is effective for the year beginning January 1, 2002, with earlier adoption encouraged. While we have not quantified the impact of adopting this Statement, we believe the Statement will not have a material effect on our financial position or results of operations.

In June 2001, the FASB issued Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We will apply the new Statements in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $1.2 million per year. During 2002, we will perform the first of the required impairment tests of goodwill as of January 1, 2002. While we have not completed this testing we do not expect this testing to require the impairment of any goodwill.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of net investment income in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Prior to the adoption of Statement No. 133, we had certain securities classified as "held for investment." Held for investment securities were reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in our financial statements. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities'

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include investment deposits which are reported at cost.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required,

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

During 2001, we assumed under a coinsurance agreement, 70% of certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. This component of the reinsurance contract is an embedded derivative and we record our share of the returns on the underlying options, net of the amortization of the option costs, in derivative income. See Note 5, "Reinsurance and Policy Provisions," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a weighted average rate of 6.04%.

For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.7 million at December 31, 2001 and $7.5 million at December 31, 2000, and estimated useful lives that range from three to ten years. Capitalized software costs had a carrying value of $4.3 million at December 31, 2001 and $4.8 million at December 31, 2000, and estimated useful lives that range from two to five years. Depreciation expense was $0.2 million in 2001, $0.1 million in 2000, and $0.2 million in 1999. Amortization expense was $1.6 million in 2001 and 2000 and $0.4 million in 1999.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001, 2000 or 1999. See the "Accounting Changes"
section in this note for a discussion of the accounting of goodwill subsequent to December 31, 2001.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 3.35% to 6.90% in 2001, from 4.00% to 6.50% in 2000 and from 4.00% to 6.25% in 1999.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 7.69% in 2001, 7.74% in 2000 and 7.83% in 1999. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 40% of receipts from policyholders during 2001 and represented 16% of life insurance inforce at December 31, 2001. Participating business accounted for 38% of receipts from policyholders during 2000 (1999 -- 40%) and represented 16% of life insurance inforce at December 31, 2000.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.2 million at December 31, 2001 and $0.1 million at December 31, 2000 to cover estimated future assessments on known insolvencies. We had assets totaling $1.0 million at December 31, 2001 and December 31, 2000 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $0.2 million in 2001 and ($0.1) million in 2000 and 1999. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2002 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2007. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Also included in comprehensive income for 2001 is

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
$2.4 million relating to the transfer of our fixed maturity securities classified as held for investment to the available-for-sale category. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled ($10.0) million in 2001, ($14.6) million in 2000 and $0.3 million in 1999. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance inforce acquired and unearned revenue reserve totaling $7.4 million in 2001, $9.6 million in 2000 and $0.2 million in 1999.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, amortization of deferred policy acquisition costs, valuation of allowances for deferred tax assets, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.  CAPITAL CONTRIBUTION, MERGER AND RESTRUCTURING

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company Inc. (Kansas Farm Bureau Life) for $80.7 million and immediately contributed net assets totaling $80.2 million to us. The acquisition was accounted for using purchase accounting by our parent. A summary of the fair value of the assets and liabilities contributed to us as of January 1, 2001, is as follows (dollars in thousands):

ASSETS                                             LIABILITIES AND PURCHASE PRICE
Investments                          $620,856      Policy liabilities and accruals      $526,391
Cash                                    2,369      Other policyholder funds               76,738
Value of insurance in force                        Other liabilities
acquired                               51,865                                             11,621
Goodwill                                3,539      Total liabilities                     614,750
Other assets                           16,315      Capital contribution                   80,194
                                     --------                                           --------
  Total                              $694,944      Total                                $694,944
                                     ========                                           ========

Acquisition costs totaling $0.7 million have been deferred and included as a component of goodwill. Goodwill was being amortized during 2001 using the straight-line method and a 20-year amortization schedule. As discussed in Note 1 under "Accounting Changes," goodwill will not be amortized beginning in 2002.

On July 1, 1999, we merged with Western Farm Bureau Life Insurance Company (Western Life), another wholly-owned subsidiary of FBL Financial Group, Inc. The merger, which was completed through the contribution of Western Life to us by FBL Financial Group, Inc., was accounted for like a pooling of interests. Accordingly, the 1999 financial statements include the combined financial position, results of operations and cash flows of Western Life as though it had always been a part of the Company.

Prior to the merger, the Company owned 3,013 shares of Western Life redeemable preferred stock with a carrying value of $0.6 million. All of Western Life's preferred stock was redeemed in conjunction with the merger.

In addition to merging with Western Life, we also closed an administrative processing center during 1999. As a result of the closing of the service center, a leased property was vacated, 22 positions were eliminated and moving costs were incurred. During 1999, we charged to expense costs totaling $1.2 million

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL CONTRIBUTION, MERGER AND RESTRUCTURING (CONTINUED) for related severance benefits, lease costs and other costs primarily associated with the closing of the service center. The restructuring expenses are recorded in the underwriting, acquisition and insurance expense line of the 1999 consolidated statement of income.

3.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                     AVAILABLE FOR SALE
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies              $  147,869      $  2,871     $   (159)    $  150,581
  State, municipal and other governments                 96,057         3,158         (554)        98,661
  Public utilities                                      146,048         4,932       (2,442)       148,538
  Corporate securities                                1,766,263        68,238      (27,796)     1,806,705
  Mortgage and asset-backed securities                1,366,995        32,314       (4,909)     1,394,400
Redeemable preferred stocks                              58,347         1,276       (1,767)        57,856
                                                   -------------------------------------------------------
Total fixed maturities                               $3,581,579      $112,789     $(37,627)    $3,656,741
                                                   =======================================================
Equity securities                                    $   39,019      $  1,468     $   (754)    $   39,733
                                                   =======================================================

                                                                     HELD FOR INVESTMENT
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  Fixed maturities--mortgaged-backed securities      $  284,253      $  5,299     $   (891)    $  288,661
                                                   =======================================================

                                                                     AVAILABLE FOR SALE
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies              $   51,285      $  2,013     $    (61)    $   53,237
  State, municipal and other governments                 60,456         1,530         (443)        61,543
  Public utilities                                      123,821         4,251       (1,880)       126,192
  Corporate securities                                1,027,544        22,553      (50,439)       999,658
  Mortgage and asset-backed securities                  749,805        11,227       (8,920)       752,112
Redeemable preferred stocks                              43,409           527       (3,333)        40,603
                                                   -------------------------------------------------------
Total fixed maturities                               $2,056,320      $ 42,101     $(65,076)    $2,033,345
                                                   =======================================================
Equity securities                                    $   32,629      $    349     $ (2,197)    $   30,781
                                                   =======================================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         AMORTIZED     ESTIMATED
                                                            COST      MARKET VALUE
                                                         -------------------------
                                                          (DOLLARS IN THOUSANDS)
Due in one year or less                                  $   56,475    $   57,182
Due after one year through five years                       406,360       417,386
Due after five years through ten years                      628,087       645,317
Due after ten years                                       1,065,315     1,084,600
                                                         -------------------------
                                                          2,156,237     2,204,485
Mortgage and asset-backed securities                      1,366,995     1,394,400
Redeemable preferred stocks                                  58,347        57,856
                                                         -------------------------
                                                         $3,581,579    $3,656,741
                                                         =========================

Net unrealized investment gains (losses) on equity securities and fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity and
  equity securities available for sale                         $ 75,876     $(24,823)
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                              (5,561)       2,202
  Value of insurance in force acquired                           (8,954)         271
  Unearned revenue reserve                                          257         (180)
Provision for deferred income taxes                             (21,566)       7,885
                                                              -----------------------
                                                                 40,052      (14,645)
Proportionate share of net unrealized investment losses of
  equity investees                                                 (638)      (7,746)
                                                              -----------------------
Net unrealized investment gains (losses)                       $ 39,414     $(22,391)
                                                              =======================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $49.8 million in 2001, $18.6 million in 2000 and ($64.2) million in 1999.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                            ------------------------------
                                                              2001       2000       1999
                                                            ------------------------------
                                                                (DOLLARS IN THOUSANDS)
Balance at beginning of year                                 $ 806       $806       $871
Realized gains                                                (751)        --         --
Uncollectible amounts written off, net of recoveries            --         --        (65)
                                                            ------------------------------
Balance at end of year                                       $  55       $806       $806
                                                            ==============================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was under $0.1 million at December 31, 2001 and 2000.

During 2001, we also recorded an allowance for possible losses against our real estate portfolio totaling $0.8 million. We did not record any real estate allowance for 2000.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2001       2000       1999
                                                  ------------------------------
                                                      (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                             $     --   $ 24,858   $ 32,431
  Available for sale                               239,670    160,978    154,255
Equity securities                                    1,811      2,181      2,145
Mortgage loans on real estate                       27,932     24,784     23,989
Investment real estate                               2,614      2,459      5,098
Policy loans                                        11,160      7,942      7,644
Other long-term investments                              1          2          2
Short-term investments, cash and cash
  equivalents                                        4,557      3,097      2,930
Other                                                6,542      1,699      6,696
                                                  ------------------------------
                                                   294,287    228,000    235,190
Less investment expenses                            (9,111)    (9,087)   (10,150)
                                                  ------------------------------
Net investment income                             $285,176   $218,913   $225,040
                                                  ==============================

Other investment income in 2001 includes $2.5 million earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------
                                                            2001       2000       1999
                                                          -------------------------------
                                                              (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                      $(16,766)  $(22,020)  $  (2,163)
Equity securities                                             (690)    (2,161)      2,307
Mortgage loans on real estate                                  751         --          --
Investment real estate                                        (668)       186        (221)
Other long-term investments                                     --     (3,500)     (1,345)
Short-term investments                                         130         --          --
Securities and indebtedness of related parties               1,375      1,310        (582)
Notes receivable and other                                      (4)        --          28
                                                          -------------------------------
Realized losses on investments                            $(15,872)  $(26,185)  $  (1,976)
                                                          ===============================
UNREALIZED
Fixed maturities:
  Held for investment                                     $     --   $  5,976   $ (26,009)
  Available for sale                                        93,729     52,360    (162,518)
Equity securities                                            2,562        954       1,500
                                                          -------------------------------
Change in unrealized appreciation/depreciation of
  investments                                             $ 96,291   $ 59,290   $(187,027)
                                                          ===============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                             GROSS      GROSS
                                                AMORTIZED   REALIZED   REALIZED
                                                  COST       GAINS      LOSSES    PROCEEDS
                                                ------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls--
  available for sale                            $404,029     $   --    $    --    $404,029
Sales--available for sale                        143,954      3,957     (6,180)    141,731
                                                ------------------------------------------
    Total                                       $547,983     $3,957    $(6,180)   $545,760
                                                ==========================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls:
  Available for sale                            $ 85,905     $   --    $    --    $ 85,905
  Held for investment                             55,846         --         --      55,846
Sales--available for sale                        107,235      3,398     (6,949)    103,684
                                                ------------------------------------------
    Total                                       $248,986     $3,398    $(6,949)   $245,435
                                                ==========================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls:
  Available for sale                            $150,696     $   --    $    --    $150,696
  Held for investment                            154,700         --         --     154,700
Sales--available for sale                         70,789      3,904       (859)     73,834
                                                ------------------------------------------
    Total                                       $376,185     $3,904    $  (859)   $379,230
                                                ==========================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Realized losses on fixed maturities totaling $14.5 million in 2001, $18.5 million in 2000 and $5.2 million in 1999 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. During 2001, realized losses include $8.4 million related to the sale and impairments from our ownership in Enron-related securities.

Income taxes include a credit of $5.6 million in 2001, $9.2 million in 2000 and $0.7 million in 1999 for the tax effect of realized losses on investments.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company, valued at $26.7 million at December 31, 2001 and $13.9 million at December 20, 2000. American Equity underwrites and markets life insurance and annuity products throughout the United States. The investment is accounted for using the equity method and is included in the securities and indebtedness of related parties line on the consolidated balance sheets. Due to the timing of the availability of financial information, during 2000 we switched from recording our share of American Equity's results from a current basis to one quarter in arrears. The financial information presented is as of or for the twelve months ended September 30, 2001, the nine months ended September 30, 2000 and the twelve months ended December 31, 1999. The impact of this change on our financial statements was not material. The carrying value of our common stock investment in American Equity Investment Life Holding Company includes goodwill totaling $4.7 million in 2001 and $5.0 million in 2000. In addition to the common stock, during 1999 we acquired $2.3 million in preferred stock issued by American Equity.

Summarized financial information for American Equity Investment Life Holding Company and our common stock ownership percentage is as follows:

                                                                     AS OF OR FOR THE PERIOD ENDED
                                                            -----------------------------------------------
                                                            SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,
                                                                 2001             2000            1999
                                                            -----------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
Total investments                                             $3,652,481       $1,922,419      $1,453,423
Total assets                                                   4,194,531        2,327,891       1,717,619
Long-term debt                                                   112,535          105,963          82,719
Total liabilities                                              4,016,561        2,128,436       1,584,313
Minority interest                                                 99,894           99,373          98,982
Total revenues                                                   145,897           83,256          79,811
Income from continuing operations                                  7,653            2,729           2,443
Net income                                                         6,854            2,729           2,443
Percentage ownership of common stock                                32.3%            32.3%           33.2%

We reported equity income (loss), net of tax, from APEX Investment Fund III, an equity investee that operates in the investment company industry, totaling ($1.2) million in 2001, $7.7 million in 2000 and $1.5 million in 1999. Summarized financial information for APEX Investment Fund III is as follows:

                                                              AS OF OR FOR THE PERIOD ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Total investments                                             $ 41,392   $ 99,747   $70,343
Total net assets                                                44,674    101,286    72,601
Total revenues                                                     309    291,707    69,868
Income (loss) from continuing operations                       (45,882)   290,436    68,446
Net income (loss)                                              (45,882)   290,436    68,446
Percentage ownership of partners' capital                          4.0%       4.1%      4.0%

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Equity investees distributed to us equity securities with a fair value totaling $2.8 million in 2001 and $14.5 million in 2000. Also during 2000, we received an interest in ten real estate properties with a fair value of $5.0 million in satisfaction of a fixed maturity security that had been in default. These transactions were treated as noncash items for purposes of the statements of cash flow.

At December 31, 2001, affidavits of deposits covering investments with a carrying value totaling $4,030.0 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2001, we had committed to provide additional funding for mortgage loans on real estate aggregating $30.8 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2001 include real estate, fixed maturities, mortgage loans and other long-term investments totaling $6.7 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2001.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED) allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                    DECEMBER 31,
                                                  -------------------------------------------------
                                                           2001                      2000
                                                  -----------------------   -----------------------
                                                   CARRYING       FAIR       CARRYING       FAIR
                                                    VALUE        VALUE        VALUE        VALUE
                                                  -------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                             $       --   $       --   $  284,253   $  288,661
  Available for sale                               3,656,741    3,656,741    2,033,345    2,033,345
Equity securities                                     39,733       39,733       30,781       30,781
Mortgage loans on real estate                        385,307      389,199      321,862      311,175
Policy loans                                         181,054      205,114      125,987      143,469
Other long-term investments                            1,306        1,306        1,318        1,318
Cash and short-term investments                      280,902      280,902       52,519       52,519
Securities and indebtedness of related parties           887          967        1,067        1,088
Reinsurance recoverable                                9,007        9,007           --           --
Assets held in separate accounts                     356,448      356,448      327,407      327,407

LIABILITIES
Future policy benefits                            $1,853,934   $1,768,792   $  984,441   $  969,323
Other policyholders' funds                           373,022      373,022      251,172      251,172
Long-term debt                                        40,000       40,000       40,000       40,000
Liabilities related to separate accounts             356,448      345,371      327,407      317,838

5.  REINSURANCE AND POLICY PROVISIONS

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. REINSURANCE AND POLICY PROVISIONS (CONTINUED) reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.1 million of coverage per individual life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $4,772.5 million (16.8% of direct life insurance in force) at December 31, 2001 and $2,059.0 million (9.1% of direct life insurance in force) at December 31, 2000.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Furthermore, we participate with various unaffiliated life insurance companies in a reinsurance pool to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we are able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We accrued $1.6 million for anticipated losses from this pool resulting from the terrorist acts on September 11, 2001.

Effective September 1, 2001, we entered into a 100% coinsurance agreement to reinsure our individual disability income business acquired in the Kansas Farm Bureau Life acquisition with an unaffiliated insurer. Effective September 1, 2000, we entered into a similar arrangement with the same insurer to reinsure our individual disability income business in force at that time. At
September 1, 2001, the related accident and health reserves totaled $14.4 million, deferred policy acquisition costs totaled $0.7 million and value of insurance in force acquired totaled $3.1 million. At September 1, 2000, the related accident and health reserves totaled $43.6 million and deferred acquisition costs totaled $11.8 million. We settled these transactions by transferring cash and investments equal to the reserves on the business. In addition, we received cash totaling $3.0 million in 2001 and $11.1 million in 2000 as consideration for the transactions. A loss of $0.8 million in 2001 and $0.7 million in 2000 on the transactions has been deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $22.1 million in 2001, $9.5 million in 2000 and $5.3 million in 1999 and insurance benefits have been reduced by $13.7 million in 2001, $6.2 million in 2000 and $2.4 million in 1999 as a result of cession agreements.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 is accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120.4 million, deferred acquisition costs of $18.3 million and policy liabilities of $138.7 million.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):

ASSETS                                             LIABILITIES
Investments                          $299,252      Policy liabilities and accruals      $324,592
Cash                                      340      Other policyholder funds               11,872
Deferred policy acquisition costs      32,539      Other liabilities                         715
Other assets                            5,048
                                     --------                                           --------
    Total                            $337,179      Total                                $337,179
                                     ========                                           ========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and another alliance partner through modified coinsurance arrangements.

Life insurance in force assumed on a consolidated basis totaled $3,784.2 million (13.8% of total life insurance in force) at December 31, 2001 and $2.4 million (less than 0.1% of total life insurance in force) at December 31, 2000. In total, premiums and product charges assumed totaled $11.3 million in 2001, $0.1 million in 2000 and less than $0.1 million in 1999. Insurance benefits assumed totaled $9.0 million in 2001.

POLICY PROVISIONS

Unpaid claims on accident and health policies (principally disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at
  beginning of year                                           $ 1,302    $20,433    $20,706
Claim reserves resulting from acquisition                       1,494         --         --
Add:
  Provision for claims occurring in the current year              378      6,087      6,630
  Change in estimated expense for claims occurring in the
    prior years                                                   719     (1,756)    (1,417)
                                                              ------------------------------
Incurred claim expense during the current year                  1,097      4,331      5,213
Deduct expense payments for claims occurring during:
  Current year                                                    563      1,711      2,274
  Prior years                                                   1,312      2,680      3,212
Deduct claim reserves transferred under 100% coinsurance
  arrangement                                                   1,252     19,071         --
                                                              ------------------------------
                                                                3,127     23,462      5,486
                                                              ------------------------------
Unpaid claims liability, net of related reinsurance, at end
  of year                                                         766      1,302     20,433
Active life reserve                                               130        176     19,705
                                                              ------------------------------
Net accident and health reserves                                  896      1,478     40,138
Reinsurance ceded                                              63,836     46,456        853
                                                              ------------------------------
Gross accident and health reserves                            $64,732    $47,934    $40,991
                                                              ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
We develop reserves for unpaid claims by using industry mortality and morbidity data. One year development on prior year reserves represents our experience being more or less favorable than that of the industry. Over time, we expect our experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

An analysis of the value of insurance in force acquired is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and
  losses:
  Balance at beginning of year                                $13,993    $14,854    $15,839
  Addition resulting from acquisition                          51,865         --         --
  Accretion of interest during the year                         3,886        823        877
  Reduction resulting from coinsurance agreement               (3,143)        --         --
  Amortization of asset                                        (7,518)    (1,684)    (1,862)
                                                              ------------------------------
Balance prior to impact of net unrealized investment gains
  and losses                                                   59,083     13,993     14,854
Impact of net unrealized investment gains and losses           (8,954)       271      1,040
                                                              ------------------------------
Balance at end of year                                        $50,129    $14,264    $15,894
                                                              ==============================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/ margins, for the next five years and thereafter is expected to be as follows: 2002 -- $3.0 million; 2003 -- $3.0 million; 2004 -- $2.9 million; 2005 -- $2.9 million; 2006 -- $2.7 million; and thereafter, through 2023 -- $44.6 million.

6.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  INCOME TAXES (CONTINUED)
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2001       2000       1999
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income and cumulative effect of
    change in accounting principle:
    Current                                                  $15,438    $ 6,477    $ 23,990
    Deferred                                                   3,635      6,738       1,696
                                                             ------------------------------
                                                              19,073     13,215      25,686
  Equity income:
    Current                                                      137      6,476       2,010
    Deferred                                                      --         92         128
                                                             ------------------------------
                                                                 137      6,568       2,138
Cumulative effect of change in accounting for derivative
  instruments--deferred                                          185         --          --
Taxes provided in consolidated statement of changes in
  stockholder's equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                      1,480         --          --
  Change in net unrealized investment
    gains/losses--deferred                                    31,736     14,803     (53,810)
    Adjustment resulting from capital transaction of equity
      investee--deferred                                          --         19          --
                                                             ------------------------------
                                                              33,216     14,822     (53,810)
                                                             ------------------------------
                                                             $52,611    $34,605    $(25,986)
                                                             ==============================

The effective tax rate on income from continuing operations before income taxes, equity income and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2001       2000       1999
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Income from continuing operations before income taxes,
  equity income and cumulative effect of change in
  accounting principle                                       $58,727    $38,227    $75,640
                                                             ==============================
Income tax at federal statutory rate (35%)                   $20,554    $13,379    $26,474
Tax effect (decrease) of:
  Gain on dividend of home office properties                    (369)      (369)      (369)
  Tax-exempt dividend and interest income                     (1,068)    (1,131)      (823)
  State income taxes                                             360        382         --
  Other items                                                   (404)       954        404
                                                             ------------------------------
Income tax expense                                           $19,073    $13,215    $25,686
                                                             ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities                         $ 22,572     $     --
  Deferred policy acquisition costs                              99,265       71,451
  Value of insurance in force acquired                           17,428        4,992
  Other                                                          14,231       10,654
                                                              -----------------------
                                                                153,496       87,097
Deferred income tax assets:
  Fixed maturity and equity securities                               --       (5,973)
  Future policy benefits                                        (69,424)     (42,378)
  Accrued dividends                                              (2,160)      (2,854)
  Accrued pension costs                                         (11,735)      (8,106)
  Other                                                         (12,820)     (13,262)
                                                              -----------------------
                                                                (96,139)     (72,573)
                                                              -----------------------
Deferred income tax liability                                  $ 57,357     $ 14,524
                                                              =======================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2001 was $11.9 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $523.0 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

7.  CREDIT ARRANGEMENTS

We have a note payable to the Federal Home Loan Bank (FHLB) totaling $40.0 million at December 31, 2001 and 2000. The note is due September 17, 2003, and interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (1.85% at December 31, 2001 and 6.50% at December 31,
2000). At December 31, 2001, fixed maturity securities with a carrying value of $44.4 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $38.9 million from the FHLB at December 31, 2001 with appropriate increased collateral deposits.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $4.2 million in 2001, $3.9 million in 2000 and $3.7 million in 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)
We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Beginning in 2002, we will contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.4 million in 2001 and $0.3 million in 2000 and 1999.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Furthermore, during a portion of 2001 we offered certain retiree health benefits to employees and retirees formerly employed by Kansas Farm Bureau Life. During 2001, we discontinued offering this benefit to active employees and wrote off the related liability. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense (benefit) aggregated ($0.5) million for 2001 and less than $0.1 million for 2000 and 1999.

9.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.5 million in 2001, $1.6 million in 2000 and $1.0 million in 1999.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.7 million during 2001 and 2000 and $2.3 million during 1999 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $4.3 million during 2001, $3.8 million during 2000 and $4.0 million during 1999 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $6.2 million in 2001, $6.0 million in 2000 and $5.0 million in 1999 to the property-casualty companies under these arrangements.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
We are licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2001, $0.7 million in 2000 and $0.9 million in 1999. The expense set forth above in 2001 is before the recovery of $1.0 million in overpayment of royalties in prior years under the terms of the royalty contract. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the Iowa Farm Bureau Federation totaled $1.0 million in 2001, $1.2 million in 2000 and $1.0 million in 1999.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2001, management is not aware of any claims for which a material loss is reasonably possible.

Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2001 are as follows: 2002 -- $1.5 million; 2003 -- $1.7 million; 2004 -- $1.7 million; 2005 -- $1.7 million; 2006 -- $1.7 million and thereafter, through 2013 -- $11.7 million. Rent expense for the lease totaled $2.2 million in 2001, $2.3 million in 2000 and $1.8 million in 1999. These amounts are net of $1.1 million in 2001, 2000 and 1999 in amortization of a deferred gain on the transfer of the home office properties. The deferred gain totaled $11.9 million at December 31, 2001 and $12.9 million at December 31, 2000.

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.2 million at December 31, 2001 and 2000 outstanding on the line of credit.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (1.90% at December 31, 2001 and 6.55% at December 31, 2000). There was $20.6 million outstanding on the line of credit at December 31, 2001 and $30.4 million at December 31, 2000. Interest income on the line of credit totaled $1.2 million during 2001, $2.1 million during 2000 and $1.3 million during 1999.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms up to $0.3 million. At December 31, 2001 and 2000, we assessed the probability and amount of payment and determined no accrual was necessary.

11. STATUTORY INFORMATION

Our financial statements and the financial statements of our insurance subsidiaries differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. STATUTORY INFORMATION (CONTINUED)
policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only;
(j) the financial statements of subsidiaries are consolidated with those of the insurance subsidiary; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $14.2 million in 2001, $29.1 million in 2000 and $39.8 million in 1999. Our statutory net gain from operations, which excludes realized gains and losses, totaled $28.1 million in 2001, $49.9 million in 2000 and $40.6 million in 1999. Our total statutory capital and surplus was $378.2 million at December 31, 2001 and $311.9 million at December 31, 2000. Our statutory capital and surplus decreased $1.3 million during 2001 due to the adoption of the accounting changes resulting from the codification of statutory accounting principles.

Net income (loss) of our insurance subsidiaries, as determined in accordance with statutory accounting practices, was ($23.0) million in 2001, ($0.2) million in 2000 and $0.6 million in 1999. Our subsidiaries' net loss for 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Total statutory capital and surplus for our insurance subsidiaries was $43.7 million at December 31, 2001 and $36.8 million at December 31, 2000.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2002, we could pay dividends to our parent company of approximately $37.8 million without prior approval of insurance regulatory authorities.

12. SEGMENT INFORMATION

Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance, annuities and accident and health insurance products. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity,
(2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With traditional

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
                                                         2001         2000         1999
                                                      ------------------------------------
                                                             (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                 $  128,738   $   91,661   $   96,769
  Traditional and universal life                         295,045      222,458      223,908
  Variable                                                40,565       36,251       30,339
  Corporate and other                                     10,290       23,006       25,894
                                                      ------------------------------------
                                                         474,638      373,376      376,910
Realized losses on investments (A)                       (16,090)     (26,047)      (1,930)
                                                      ------------------------------------
  Consolidated revenues                               $  458,548   $  347,329   $  374,980
                                                      ====================================
Net investment income:
  Traditional annuity                                 $  126,784   $   90,490   $   95,869
  Traditional and universal life                         141,611      106,867      109,158
  Variable                                                10,198        9,007        7,417
  Corporate and other                                      6,583       12,549       12,596
                                                      ------------------------------------
    Consolidated                                      $  285,176   $  218,913   $  225,040
                                                      ====================================
Depreciation and amortization:
  Traditional annuity                                 $    1,471   $    1,115   $    1,344
  Traditional and universal life                           3,586        2,989        2,446
  Variable                                                   428          669          219
  Corporate and other                                      1,312          683        1,678
                                                      ------------------------------------
    Consolidated                                      $    6,797   $    5,456   $    5,687
                                                      ====================================
Pre-tax operating income from continuing operations:
  Traditional annuity                                 $   20,153   $   15,632   $   18,731
  Traditional and universal life                          49,106       43,967       48,424
  Variable                                                 4,898          789        1,254
  Corporate and other                                     (1,170)      21,036       15,147
                                                      ------------------------------------
                                                          72,987       81,424       83,556
Income taxes on operating income                         (24,064)     (28,335)     (28,456)
Realized losses on investments, net (A)                   (9,015)     (15,882)      (1,174)
                                                      ------------------------------------
    Consolidated income from continuing operations    $   39,908   $   37,207   $   53,926
                                                      ====================================
Assets:
  Traditional annuity                                 $2,374,426   $1,243,475   $1,286,237
  Traditional and universal life                       2,227,505    1,606,420    1,581,037
  Variable                                               633,417      564,051      460,890
  Corporate and other                                    312,241      287,943      314,246
                                                      ------------------------------------
                                                       5,547,589    3,701,889    3,642,410
Unrealized gains (losses) on investments, net (A)         60,303      (32,496)     (73,463)
Other classification adjustments                         (20,354)     (14,953)     (10,581)
                                                      ------------------------------------
    Consolidated assets                               $5,587,538   $3,654,440   $3,558,366
                                                      ====================================

------------------------

(A) Amounts are net of adjustments, as applicable, to amortization of unearned reserves, deferred policy acquisition costs, value of insurance in-force acquired and income taxes attributable to gains and losses on investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Depreciation and amortization are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $672.1 million in 2001. Total premiums collected include $280.0 million assumed from American Equity, $13.3 million assumed from NTL and $378.7 million written in our core Farm Bureau marketing territory or through a variable alliance partner. Excluding reinsurance assumed, our total life and annuity collected premiums for 2001 are concentrated in the following core Farm Bureau distribution states -- Iowa (29%), Kansas (22%) and Oklahoma (9%).

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES

    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.80% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2001 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.15% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.

    The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may assess are reflected in separate tables on each of the following pages.

    Applying the current charges and the average Investment Option fees and expenses of 0.80% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of (1.70)%, 2.30%, 6.30% and 10.30%, respectively. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.

    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     0% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $   736              $  242             $    0              $100,242
      2..............     1,509                 637                149               100,637
      3..............     2,320               1,013                623               101,013
      4..............     3,172               1,369              1,076               101,369
      5..............     4,067               1,706              1,511               101,706
      6..............     5,007               2,020              1,936               102,020
      7..............     5,993               2,312              2,312               102,312
      8..............     7,029               2,580              2,580               102,580
      9..............     8,116               2,826              2,826               102,826
     10..............     9,258               3,050              3,050               103,050
     15..............    15,883               3,798              3,798               103,798
     20..............    24,338               3,746              3,746               103,746
     25..............    35,130               2,650              2,650               102,650
     30..............    48,902                   9                  9               100,009
     35..............    66,480                   *                  *                     *
     40..............         0                   *                  *                     *
     45..............         0                   *                  *                     *
     50..............         0                   *                  *                     *
     55..............         0                   *                  *                     *
     60..............         0                   *                  *                     *
 Age 65..............    48,902                   9                  9               100,009
 Age 70..............    66,480                   *                  *                     *
Age 115..............         *                   *                  *                     *

                                            ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............     $  376             $    0              $100,376
      2..............        858                370               100,858
      3..............      1,325                935               101,325
      4..............      1,777              1,484               101,777
      5..............      2,214              2,019               102,214
      6..............      2,633              2,549               102,633
      7..............      3,034              3,034               103,034
      8..............      3,419              3,419               103,419
      9..............      3,786              3,786               103,786
     10..............      4,137              4,137               104,137
     15..............      5,589              5,589               105,589
     20..............      6,421              6,421               106,421
     25..............      6,531              6,531               106,531
     30..............      5,707              5,707               105,707
     35..............      3,400              3,400               103,400
     40..............          *                  *                     *
     45..............          *                  *                     *
     50..............          *                  *                     *
     55..............          *                  *                     *
     60..............          *                  *                     *
 Age 65..............      5,707              5,707               105,707
 Age 70..............      3,400              3,400               103,400
Age 115..............          *                  *                     *

------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     4% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    736             $  259             $    0              $100,259
      2..............      1,509                685                197               100,685
      3..............      2,320              1,108                718               101,108
      4..............      3,172              1,528              1,235               101,528
      5..............      4,067              1,943              1,748               101,943
      6..............      5,007              2,350              2,266               102,350
      7..............      5,993              2,749              2,749               102,749
      8..............      7,029              3,139              3,139               103,139
      9..............      8,116              3,519              3,519               103,519
     10..............      9,258              3,891              3,891               103,891
     15..............     15,883              5,538              5,538               105,538
     20..............     24,338              6,573              6,573               106,573
     25..............     35,130              6,574              6,574               106,574
     30..............     48,902              4,790              4,790               104,790
     35..............     66,480                  *                  *                     *
     40..............     88,915                  *                  *                     *
     45..............    117,547                  *                  *                     *
     50..............          *                  *                  *                     *
     55..............          *                  *                  *                     *
     60..............          *                  *                  *                     *
 Age 65..............     48,902              4,790              4,790               104,790
 Age 70..............     66,480                  *                  *                     *
Age 115..............          *                  *                  *                     *

                                            ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   396              $     0            $100,396
      2..............        917                  429             100,917
      3..............      1,442                1,052             101,442
      4..............      1,972                1,679             101,972
      5..............      2,506                2,311             102,506
      6..............      3,043                2,959             103,043
      7..............      3,581                3,581             103,581
      8..............      4,121                4,121             104,121
      9..............      4,663                4,663             104,663
     10..............      5,206                5,206             105,206
     15..............      7,887                7,887             107,887
     20..............     10,340               10,340             110,340
     25..............     12,367               12,367             112,367
     30..............     13,624               13,624             113,624
     35..............     13,325               13,325             113,325
     40..............     10,361               10,361             110,361
     45..............      2,041                2,041             102,041
     50..............          *                    *                   *
     55..............          *                    *                   *
     60..............          *                    *                   *
 Age 65..............     13,624               13,624             113,624
 Age 70..............     13,325               13,325             113,325
Age 115..............          *                    *                   *

------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     8% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    736            $   277              $     0            $100,277
      2..............      1,509                735                  247             100,735
      3..............      2,320              1,209                  819             101,209
      4..............      3,172              1,699                1,406             101,699
      5..............      4,067              2,207                2,012             102,207
      6..............      5,007              2,728                2,644             102,728
      7..............      5,993              3,264                3,264             103,264
      8..............      7,029              3,815                3,815             103,815
      9..............      8,116              4,382                4,382             104,382
     10..............      9,258              4,967                4,967             104,967
     15..............     15,883              8,123                8,123             108,123
     20..............     24,338             11,519               11,519             111,519
     25..............     35,130             14,850               14,850             114,850
     30..............     48,902             17,422               17,422             117,422
     35..............     66,480             17,131               17,131             117,131
     40..............     88,915             10,442               10,442             110,442
     45..............    117,547                  *                    *                   *
     50..............    154,091                  *                    *                   *
     55..............    200,730                  *                    *                   *
     60..............    260,255                  *                    *                   *
     65..............    336,226                  *                    *                   *
 Age 65..............     48,902             17,422               17,422             117,422
 Age 70..............     66,480             17,131               17,131             117,131
Age 115..............          *                  *                    *                   *

                                            ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   416              $     0            $100,416
      2..............        977                  489             100,977
      3..............      1,566                1,176             101,566
      4..............      2,184                1,891             102,184
      5..............      2,832                2,637             102,832
      6..............      3,512                3,428             103,512
      7..............      4,223                4,223             104,223
      8..............      4,968                4,968             104,968
      9..............      5,750                5,750             105,750
     10..............      6,569                6,569             106,569
     15..............     11,264               11,264             111,264
     20..............     17,030               17,030             117,030
     25..............     24,061               24,061             124,061
     30..............     32,494               32,494             132,494
     35..............     42,061               42,061             142,061
     40..............     52,178               52,178             152,178
     45..............     60,428               60,428             160,428
     50..............     63,261               63,261             163,261
     55..............     54,449               54,449             154,449
     60..............     24,045               24,045             124,045
     65..............          *                    *                   *
 Age 65..............     32,494               32,494             132,494
 Age 70..............     42,061               42,061             142,061
Age 115..............          *                    *                   *

------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                    12% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    736            $    294            $      0            $100,294
      2..............      1,509                 786                 298             100,786
      3..............      2,320               1,316                 926             101,316
      4..............      3,172               1,886               1,593             101,886
      5..............      4,067               2,500               2,305             102,500
      6..............      5,007               3,160               3,076             103,160
      7..............      5,993               3,869               3,869             103,869
      8..............      7,029               4,632               4,632             104,632
      9..............      8,116               5,454               5,454             105,454
     10..............      9,258               6,343               6,343             106,343
     15..............     15,883              11,967              11,967             111,967
     20..............     24,338              20,174              20,174             120,174
     25..............     35,130              32,166              32,166             132,166
     30..............     48,902              49,619              49,619             149,619
     35..............     66,480              73,967              73,967             173,967
     40..............     88,915             106,870             106,870             206,870
     45..............    117,547             146,616             146,616             246,616
     50..............    154,091             187,785             187,785             287,785
     55..............    200,730             214,578             214,578             314,578
     60..............    260,255             198,428             198,428             298,428
     65..............    336,226                   *                   *                   *
     70..............    433,186                   *                   *                   *
     75..............    556,935                   *                   *                   *
     80..............    714,873                   *                   *                   *
 Age 65..............     48,902              49,619              49,619             149,619
 Age 70..............     66,480              73,967              73,967             173,967
Age 115..............    714,873                   *                   *                   *

                                                 ASSUMING
                                      12% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND NON-
                                    GUARANTEED CURRENT EXPENSE CHARGES
                       ------------------------------------------------------------
       END OF           END OF YEAR            END OF YEAR            END OF YEAR
       POLICY           ACCUMULATED             SURRENDER                DEATH
        YEAR               VALUE                  VALUE                 BENEFIT
---------------------  --------------         --------------         --------------
      1..............    $      437             $        0             $  100,437
      2..............         1,039                    551                101,039
      3..............         1,696                  1,306                101,696
      4..............         2,412                  2,119                102,412
      5..............         3,194                  2,999                103,194
      6..............         4,046                  3,962                104,046
      7..............         4,975                  4,975                104,975
      8..............         5,988                  5,988                105,988
      9..............         7,095                  7,095                107,095
     10..............         8,305                  8,305                108,305
     15..............        16,234                 16,234                116,234
     20..............        28,514                 28,514                128,514
     25..............        47,685                 47,685                147,685
     30..............        77,772                 77,772                177,772
     35..............       124,833                124,833                224,833
     40..............       198,550                198,550                298,550
     45..............       312,943                312,943                412,943
     50..............       490,694                490,694                590,694
     55..............       767,384                767,384                867,384
     60..............     1,200,008              1,200,008              1,300,008
     65..............     1,833,039              1,833,039              1,933,039
     70..............     2,793,256              2,793,256              2,893,256
     75..............     4,345,584              4,345,584              4,445,584
     80..............     6,881,244              6,881,244              6,981,244
 Age 65..............        77,772                 77,772                177,772
 Age 70..............       124,833                124,833                224,833
Age 115..............     6,881,244              6,881,244              6,981,244

------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     0% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $   736              $  243             $    0              $100,000
      2..............     1,509                 638                150               100,000
      3..............     2,320               1,016                626               100,000
      4..............     3,172               1,376              1,083               100,000
      5..............     4,067               1,716              1,521               100,000
      6..............     5,007               2,035              1,951               100,000
      7..............     5,993               2,332              2,332               100,000
      8..............     7,029               2,607              2,607               100,000
      9..............     8,116               2,861              2,861               100,000
     10..............     9,258               3,094              3,094               100,000
     15..............    15,883               3,905              3,905               100,000
     20..............    24,338               3,950              3,950               100,000
     25..............    35,130               2,972              2,972               100,000
     30..............    48,902                 414                414               100,000
     35..............    66,480                   *                  *                     *
     40..............         *                   *                  *                     *
     45..............         *                   *                  *                     *
     50..............         *                   *                  *                     *
     55..............         *                   *                  *                     *
     60..............         *                   *                  *                     *
 Age 65..............    48,902                 414                414               100,000
 Age 70..............    66,480                   *                  *                     *
Age 115..............         *                   *                  *                     *

                                            ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............     $  376             $    0              $100,000
      2..............        859                371               100,000
      3..............      1,328                938               100,000
      4..............      1,782              1,489               100,000
      5..............      2,221              2,026               100,000
      6..............      2,643              2,559               100,000
      7..............      3,049              3,049               100,000
      8..............      3,438              3,438               100,000
      9..............      3,812              3,812               100,000
     10..............      4,169              4,169               100,000
     15..............      5,673              5,673               100,000
     20..............      6,598              6,598               100,000
     25..............      6,848              6,848               100,000
     30..............      6,214              6,214               100,000
     35..............      4,126              4,126               100,000
     40..............          *                  *                     *
     45..............          *                  *                     *
     50..............          *                  *                     *
     55..............          *                  *                     *
     60..............          *                  *                     *
 Age 65..............      6,214              6,214               100,000
 Age 70..............      4,126              4,126               100,000
Age 115..............          *                  *                     *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     4% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    736             $  260             $    0              $100,000
      2..............      1,509                687                199               100,000
      3..............      2,320              1,112                722               100,000
      4..............      3,172              1,535              1,242               100,000
      5..............      4,067              1,954              1,759               100,000
      6..............      5,007              2,368              2,284               100,000
      7..............      5,993              2,774              2,774               100,000
      8..............      7,029              3,173              3,173               100,000
      9..............      8,116              3,564              3,564               100,000
     10..............      9,258              3,948              3,948               100,000
     15..............     15,883              5,700              5,700               100,000
     20..............     24,338              6,935              6,935               100,000
     25..............     35,130              7,270              7,270               100,000
     30..............     48,902              5,972              5,972               100,000
     35..............     66,480              1,051              1,051               100,000
     40..............     88,915                  *                  *                     *
     45..............    117,547                  *                  *                     *
     50..............          *                  *                  *                     *
     55..............          *                  *                  *                     *
     60..............          *                  *                  *                     *
 Age 65..............     48,902              5,972              5,972               100,000
 Age 70..............     66,480              1,051              1,051               100,000
Age 115..............          *                  *                  *                     *

                                            ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   396              $     0            $100,000
      2..............        918                  430             100,000
      3..............      1,445                1,055             100,000
      4..............      1,978                1,685             100,000
      5..............      2,515                2,320             100,000
      6..............      3,055                2,971             100,000
      7..............      3,599                3,599             100,000
      8..............      4,145                4,145             100,000
      9..............      4,695                4,695             100,000
     10..............      5,249                5,249             100,000
     15..............      8,013                8,013             100,000
     20..............     10,644               10,644             100,000
     25..............     12,999               12,999             100,000
     30..............     14,823               14,823             100,000
     35..............     15,467               15,467             100,000
     40..............     13,947               13,947             100,000
     45..............      7,525                7,525             100,000
     50..............          *                    *                   *
     55..............          *                    *                   *
     60..............          *                    *                   *
 Age 65..............     14,823               14,823             100,000
 Age 70..............     15,467               15,467             100,000
Age 115..............          *                    *                   *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     8% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    736            $   278              $     0            $100,000
      2..............      1,509                737                  249             100,000
      3..............      2,320              1,213                  823             100,000
      4..............      3,172              1,708                1,415             100,000
      5..............      4,067              2,220                2,025             100,000
      6..............      5,007              2,749                2,665             100,000
      7..............      5,993              3,294                3,294             100,000
      8..............      7,029              3,857                3,857             100,000
      9..............      8,116              4,440                4,440             100,000
     10..............      9,258              5,043                5,043             100,000
     15..............     15,883              8,371                8,371             100,000
     20..............     24,338             12,166               12,166             100,000
     25..............     35,130             16,343               16,343             100,000
     30..............     48,902             20,615               20,615             100,000
     35..............     66,480             23,724               23,724             100,000
     40..............     88,915             23,362               23,362             100,000
     45..............    117,547             11,677               11,677             100,000
     50..............    154,091                  *                    *                   *
     55..............    200,730                  *                    *                   *
     60..............    260,255                  *                    *                   *
     65..............    336,226                  *                    *                   *
     70..............    433,186                  *                    *                   *
     75..............    556,935                  *                    *                   *
     80..............    714,873                  *                    *                   *
 Age 65..............     48,902             20,615               20,615             100,000
 Age 70..............     66,480             23,724               23,724             100,000
Age 115..............    714,873                  *                    *                   *

                                            ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $    417            $      0            $100,000
      2..............         978                 490             100,000
      3..............       1,569               1,179             100,000
      4..............       2,190               1,897             100,000
      5..............       2,842               2,647             100,000
      6..............       3,526               3,442             100,000
      7..............       4,244               4,244             100,000
      8..............       4,999               4,999             100,000
      9..............       5,761               5,761             100,000
     10..............       6,625               6,625             100,000
     15..............      11,454              11,454             100,000
     20..............      17,559              17,559             100,000
     25..............      25,346              25,346             100,000
     30..............      35,381              35,381             100,000
     35..............      48,336              48,336             100,000
     40..............      65,542              65,542             100,000
     45..............      89,375              89,375             100,000
     50..............     123,654             123,654             129,836
     55..............     169,032             169,032             177,484
     60..............     230,383             230,383             232,687
     65..............     313,944             313,944             317,083
     70..............     424,820             424,820             429,068
     75..............     572,813             572,813             578,541
     80..............     770,441             770,441             778,145
 Age 65..............      35,381              35,381             100,000
 Age 70..............      48,336              48,336             100,000
Age 115..............     770,441             770,441             778,145

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $701
                           NON-TOBACCO PREMIUM CLASS

                                                            ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                               GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED       END OF YEAR        END OF YEAR        END OF YEAR
       POLICY            AT 5%          ACCUMULATED         SURRENDER            DEATH
        YEAR           PER YEAR            VALUE              VALUE             BENEFIT
--------------------- -----------      -------------      -------------      -------------
      1..............   $    736        $      295         $        0         $  100,000
      2..............      1,509               788                300            100,000
      3..............      2,320             1,320                930            100,000
      4..............      3,172             1,895              1,602            100,000
      5..............      4,067             2,516              2,321            100,000
      6..............      5,007             3,185              3,101            100,000
      7..............      5,993             3,905              3,905            100,000
      8..............      7,029             4,684              4,684            100,000
      9..............      8,116             5,528              5,528            100,000
     10..............      9,258             6,443              6,443            100,000
     15..............     15,883            12,343             12,343            100,000
     20..............     24,338            21,330             21,330            100,000
     25..............     35,130            35,347             35,347            100,000
     30..............     48,902            57,919             57,919            100,000
     35..............     66,480            95,600             95,600            110,896
     40..............     88,915           157,696            157,696            168,734
     45..............    117,547           258,298            258,298            271,213
     50..............    154,091           416,954            416,954            437,802
     55..............    200,730           660,826            660,826            693,867
     60..............    260,255         1,050,345          1,050,345          1,060,848
     65..............    336,226         1,682,013          1,682,013          1,698,833
     70..............    433,186         2,651,502          2,651,502          2,678,017
     75..............    556,935         4,177,612          4,177,612          4,219,389
     80..............    714,873         6,579,921          6,579,921          6,645,720
 Age 65..............     48,902            57,919             57,919            100,000
 Age 70..............     66,480            95,600             95,600            110,896
Age 115..............    714,873         6,579,921          6,579,921          6,645,720

                                                 ASSUMING
                                      12% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND NON-
                                    GUARANTEED CURRENT EXPENSE CHARGES
                       ------------------------------------------------------------
       END OF            END OF YEAR           END OF YEAR           END OF YEAR
       POLICY            ACCUMULATED            SURRENDER               DEATH
        YEAR                VALUE                 VALUE                BENEFIT
---------------------  ----------------      ----------------      ----------------
      1..............    $       437           $         0           $   100,000
      2..............          1,041                   553               100,000
      3..............          1,700                 1,310               100,000
      4..............          2,419                 2,126               100,000
      5..............          3,206                 3,011               100,000
      6..............          4,064                 3,980               100,000
      7..............          5,001                 5,001               100,000
      8..............          6,027                 6,027               100,000
      9..............          7,149                 7,149               100,000
     10..............          8,378                 8,378               100,000
     15..............         16,521                16,521               100,000
     20..............         29,438                29,438               100,000
     25..............         50,322                50,322               100,000
     30..............         84,785                84,785               103,437
     35..............        141,258               141,258               163,860
     40..............        232,899               232,899               249,202
     45..............        382,109               382,109               401,214
     50..............        622,243               622,243               653,355
     55..............      1,005,670             1,005,670             1,055,954
     60..............      1,627,272             1,627,272             1,643,545
     65..............      2,641,070             2,641,070             2,667,481
     70..............      4,266,822             4,266,822             4,309,490
     75..............      6,881,402             6,881,402             6,950,216
     80..............     11,085,798            11,085,798            11,196,656
 Age 65..............         84,785                84,785               103,437
 Age 70..............        141,258               141,258               163,860
Age 115..............     11,085,798            11,085,798            11,196,656

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     0% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $   843              $  314             $   --              $100,314
      2..............     1,728                 779                135               100,779
      3..............     2,658               1,225                710               101,225
      4..............     3,634               1,651              1,265               101,651
      5..............     4,659               2,055              1,829               102,055
      6..............     5,735               2,436              2,344               102,436
      7..............     6,865               2,793              2,793               102,793
      8..............     8,051               3,125              3,125               103,125
      9..............     9,297               3,430              3,430               103,430
     10..............    10,605               3,708              3,708               103,708
     15..............    18,194               4,606              4,606               104,606
     20..............    27,880               4,396              4,396               104,396
     25..............    40,241               2,368              2,368               102,368
     30..............    56,018                   *                  *                     *
     35..............    76,154                   *                  *                     *
     40..............         *                   *                  *                     *
     45..............         *                   *                  *                     *
     50..............         *                   *                  *                     *
     55..............         *                   *                  *                     *
     60..............         *                   *                  *                     *
     65..............         *                   *                  *                     *
     70..............         *                   *                  *                     *
     75..............         *                   *                  *                     *
     80..............         *                   *                  *                     *
 Age 65..............    56,018                   *                  *                     *
 Age 70..............    76,154                   *                  *                     *
Age 115..............         *                   *                  *                     *

                                            ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............     $  456             $   --              $100,456
      2..............      1,019                375               101,019
      3..............      1,564              1,049               101,564
      4..............      2,093              1,707               102,093
      5..............      2,605              2,379               102,605
      6..............      3,099              3,007               103,099
      7..............      3,574              3,574               103,574
      8..............      4,029              4,029               104,029
      9..............      4,465              4,465               104,465
     10..............      4,881              4,881               104,881
     15..............      6,574              6,574               106,574
     20..............      7,438              7,438               107,438
     25..............      7,086              7,086               107,086
     30..............      4,986              4,986               104,986
     35..............        430                430               100,430
     40..............          *                  *                     *
     45..............          *                  *                     *
     50..............          *                  *                     *
     55..............          *                  *                     *
     60..............          *                  *                     *
     65..............          *                  *                     *
     70..............          *                  *                     *
     75..............          *                  *                     *
     80..............          *                  *                     *
 Age 65..............      4,986              4,986               104,986
 Age 70..............        430                430               100,430
Age 115..............          *                  *                     *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     4% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    843             $  334             $   --              $100,334
      2..............      1,728                837                193               100,837
      3..............      2,658              1,340                825               101,340
      4..............      3,634              1,840              1,454               101,840
      5..............      4,659              2,338              2,112               102,338
      6..............      5,735              2,831              2,739               102,831
      7..............      6,865              3,317              3,317               103,317
      8..............      8,051              3,794              3,794               103,794
      9..............      9,297              4,262              4,262               104,262
     10..............     10,605              4,717              4,717               104,717
     15..............     18,194              6,703              6,703               106,703
     20..............     27,880              7,793              7,793               107,793
     25..............     40,241              7,000              7,000               107,000
     30..............     56,018              2,727              2,727               102,727
     35..............     76,154                  *                  *                     *
     40..............    101,852                  *                  *                     *
     45..............          *                  *                  *                     *
     50..............          *                  *                  *                     *
     55..............          *                  *                  *                     *
     60..............          *                  *                  *                     *
     65..............          *                  *                  *                     *
     70..............          *                  *                  *                     *
     75..............          *                  *                  *                     *
     80..............          *                  *                  *                     *
 Age 65..............     56,018              2,727              2,727               102,727
 Age 70..............     76,154                  *                  *                     *
Age 115..............          *                  *                  *                     *

                                            ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   480              $    --            $100,480
      2..............      1,087                  443             101,087
      3..............      1,702                1,187             101,702
      4..............      2,322                1,936             102,322
      5..............      2,949                2,723             102,949
      6..............      3,580                3,488             103,580
      7..............      4,216                4,216             104,216
      8..............      4,854                4,854             104,854
      9..............      5,495                5,495             105,495
     10..............      6,137                6,137             106,137
     15..............      9,277                9,277             109,277
     20..............     12,036               12,036             112,036
     25..............     13,870               13,870             113,870
     30..............     13,972               13,972             113,972
     35..............     11,193               11,193             111,193
     40..............      3,669                3,669             103,669
     45..............          *                    *                   *
     50..............          *                    *                   *
     55..............          *                    *                   *
     60..............          *                    *                   *
     65..............          *                    *                   *
     70..............          *                    *                   *
     75..............          *                    *                   *
     80..............          *                    *                   *
 Age 65..............     13,972               13,972             113,972
 Age 70..............     11,193               11,193             111,193
Age 115..............          *                    *                   *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     8% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    843            $   355              $    --            $100,355
      2..............      1,728                897                  253             100,897
      3..............      2,658              1,460                  945             101,460
      4..............      3,634              2,046                1,660             102,046
      5..............      4,659              2,654                2,428             102,654
      6..............      5,735              3,283                3,191             103,283
      7..............      6,865              3,933                3,933             103,933
      8..............      8,051              4,604                4,604             104,604
      9..............      9,297              5,296                5,296             105,296
     10..............     10,605              6,008                6,008             106,008
     15..............     18,194              9,815                9,815             109,815
     20..............     27,880             13,740               13,740             113,740
     25..............     40,241             16,855               16,855             116,855
     30..............     56,018             17,376               17,376             117,376
     35..............     76,154             11,752               11,752             111,752
     40..............    101,852                  *                    *                   *
     45..............    134,651                  *                    *                   *
     50..............    176,512                  *                    *                   *
     55..............    229,938                  *                    *                   *
     60..............          *                  *                    *                   *
     65..............          *                  *                    *                   *
     70..............          *                  *                    *                   *
     75..............          *                  *                    *                   *
     80..............          *                  *                    *                   *
 Age 65..............     56,018             17,376               17,376             117,376
 Age 70..............     76,154             11,752               11,752             111,752
Age 115..............          *                  *                    *                   *

                                            ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   504              $   397            $100,504
      2..............      1,158                1,056             101,158
      3..............      1,847                1,822             101,847
      4..............      2,571                2,546             102,571
      5..............      3,332                3,307             103,332
      6..............      4,131                4,106             104,131
      7..............      4,969                4,969             104,969
      8..............      5,849                5,849             105,849
      9..............      6,772                6,772             106,772
     10..............      7,739                7,739             107,739
     15..............     13,247               13,247             113,247
     20..............     19,890               19,890             119,890
     25..............     27,528               27,528             127,528
     30..............     35,749               35,749             135,749
     35..............     43,730               43,730             143,730
     40..............     49,733               49,733             149,733
     45..............     50,591               50,591             150,591
     50..............     42,313               42,313             142,313
     55..............     18,619               18,619             118,619
     60..............          *                    *                   *
     65..............          *                    *                   *
     70..............          *                    *                   *
     75..............          *                    *                   *
     80..............          *                    *                   *
 Age 65..............     35,749               35,749             135,749
 Age 70..............     43,730               43,730             143,730
Age 115..............          *                    *                   *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                        INCREASING DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                    12% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    843            $    376            $     --            $100,376
      2..............      1,728                 958                 314             100,958
      3..............      2,658               1,588               1,073             101,588
      4..............      3,634               2,269               1,883             102,269
      5..............      4,659               3,005               2,779             103,005
      6..............      5,735               3,800               3,708             103,800
      7..............      6,865               4,657               4,657             104,657
      8..............      8,051               5,583               5,583             105,583
      9..............      9,297               6,581               6,581             106,581
     10..............     10,605               7,659               7,659             107,659
     15..............     18,194              14,438              14,438             114,438
     20..............     27,880              24,145              24,145             124,145
     25..............     40,241              37,568              37,568             137,568
     30..............     56,018              55,426              55,426             155,426
     35..............     76,154              77,652              77,652             177,652
     40..............    101,852             102,466             102,466             202,466
     45..............    134,651             123,920             123,920             223,920
     50..............    176,512             130,980             130,980             230,980
     55..............    229,938             100,350             100,350             200,350
     60..............    298,124                   *                   *                   *
     65..............    385,149                   *                   *                   *
     70..............    496,218                   *                   *                   *
     75..............    637,973                   *                   *                   *
     80..............    818,892                   *                   *                   *
 Age 65..............     56,018              55,426              55,426             155,426
 Age 70..............     76,154              77,652              77,652             177,652
Age 115..............    818,892                   *                   *                   *

                                                 ASSUMING
                                      12% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND NON-
                                    GUARANTEED CURRENT EXPENSE CHARGES
                       ------------------------------------------------------------
       END OF           END OF YEAR            END OF YEAR            END OF YEAR
       POLICY           ACCUMULATED             SURRENDER                DEATH
        YEAR               VALUE                  VALUE                 BENEFIT
---------------------  --------------         --------------         --------------
      1..............    $      528             $       --             $  100,528
      2..............         1,231                    587                101,231
      3..............         2,000                  1,485                102,000
      4..............         2,839                  2,453                102,839
      5..............         3,757                  3,531                103,757
      6..............         4,759                  4,667                104,759
      7..............         5,852                  5,852                105,852
      8..............         7,047                  7,047                107,047
      9..............         8,352                  8,352                108,352
     10..............         9,778                  9,778                109,778
     15..............        19,089                 19,089                119,089
     20..............        33,378                 33,378                133,378
     25..............        55,194                 55,194                155,194
     30..............        88,459                 88,459                188,459
     35..............       139,290                139,290                239,290
     40..............       217,020                217,020                317,020
     45..............       335,997                335,997                435,997
     50..............       520,100                520,100                620,100
     55..............       807,455                807,455                907,455
     60..............     1,260,656              1,260,656              1,360,656
     65..............     1,931,731              1,931,731              2,031,731
     70..............     2,955,578              2,955,578              3,055,578
     75..............     4,612,522              4,612,522              4,712,522
     80..............     7,320,242              7,320,242              7,420,242
 Age 65..............        88,459                 88,459                188,459
 Age 70..............       139,290                139,290                239,290
Age 115..............     7,320,242              7,320,242              7,420,242

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     0% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $   843              $  314             $   --              $100,000
      2..............     1,728                 782                138               100,000
      3..............     2,658               1,231                716               100,000
      4..............     3,634               1,660              1,274               100,000
      5..............     4,659               2,069              1,843               100,000
      6..............     5,735               2,456              2,364               100,000
      7..............     6,865               2,820              2,820               100,000
      8..............     8,051               3,160              3,160               100,000
      9..............     9,297               3,476              3,476               100,000
     10..............    10,605               3,765              3,765               100,000
     15..............    18,194               4,752              4,752               100,000
     20..............    27,880               4,685              4,685               100,000
     25..............    40,241               2,839              2,839               100,000
     30..............    56,018                   *                  *                     *
     35..............    76,154                   *                  *                     *
     40..............         *                   *                  *                     *
     45..............         *                   *                  *                     *
     50..............         *                   *                  *                     *
     55..............         *                   *                  *                     *
     60..............         *                   *                  *                     *
     65..............         *                   *                  *                     *
     70..............         *                   *                  *                     *
     75..............         *                   *                  *                     *
     80..............         *                   *                  *                     *
 Age 65..............    56,018                   *                  *                     *
 Age 70..............    76,154                   *                  *                     *
Age 115..............         *                   *                  *                     *

                                            ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............     $  457             $   --              $100,000
      2..............      1,020                376               100,000
      3..............      1,568              1,053               100,000
      4..............      2,100              1,714               100,000
      5..............      2,615              2,389               100,000
      6..............      3,113              3,021               100,000
      7..............      3,593              3,593               100,000
      8..............      4,055              4,055               100,000
      9..............      4,498              4,498               100,000
     10..............      4,923              4,923               100,000
     15..............      6,686              6,686               100,000
     20..............      7,684              7,684               100,000
     25..............      7,556              7,556               100,000
     30..............      5,759              5,759               100,000
     35..............      1,444              1,444               100,000
     40..............          *                  *                     *
     45..............          *                  *                     *
     50..............          *                  *                     *
     55..............          *                  *                     *
     60..............          *                  *                     *
     65..............          *                  *                     *
     70..............          *                  *                     *
     75..............          *                  *                     *
     80..............          *                  *                     *
 Age 65..............      5,759              5,759               100,000
 Age 70..............      1,444              1,444               100,000
Age 115..............          *                  *                     *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     4% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    843             $  335             $   --              $100,000
      2..............      1,728                840                196               100,000
      3..............      2,658              1,345                830               100,000
      4..............      3,634              1,850              1,464               100,000
      5..............      4,659              2,354              2,128               100,000
      6..............      5,735              2,854              2,762               100,000
      7..............      6,865              3,350              3,350               100,000
      8..............      8,051              3,839              3,839               100,000
      9..............      9,297              4,321              4,321               100,000
     10..............     10,605              4,793              4,793               100,000
     15..............     18,194              6,924              6,924               100,000
     20..............     27,880              8,307              8,307               100,000
     25..............     40,241              8,038              8,038               100,000
     30..............     56,018              4,495              4,495               100,000
     35..............     76,154                  *                  *                     *
     40..............    101,852                  *                  *                     *
     45..............          *                  *                  *                     *
     50..............          *                  *                  *                     *
     55..............          *                  *                  *                     *
     60..............          *                  *                  *                     *
     65..............          *                  *                  *                     *
     70..............          *                  *                  *                     *
     75..............          *                  *                  *                     *
     80..............          *                  *                  *                     *
 Age 65..............     56,018              4,495              4,495               100,000
 Age 70..............     76,154                  *                  *                     *
Age 115..............          *                  *                  *                     *

                                            ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $   481              $    --            $100,000
      2..............      1,089                  445             100,000
      3..............      1,706                1,191             100,000
      4..............      2,329                1,943             100,000
      5..............      2,960                2,734             100,000
      6..............      3,597                3,505             100,000
      7..............      4,239                4,239             100,000
      8..............      4,886                4,886             100,000
      9..............      5,537                5,537             100,000
     10..............      6,192                6,192             100,000
     15..............      9,445                9,445             100,000
     20..............     12,457               12,457             100,000
     25..............     14,810               14,810             100,000
     30..............     15,860               15,860             100,000
     35..............     14,601               14,601             100,000
     40..............      9,075                9,075             100,000
     45..............          *                    *                   *
     50..............          *                    *                   *
     55..............          *                    *                   *
     60..............          *                    *                   *
     65..............          *                    *                   *
     70..............          *                    *                   *
     75..............          *                    *                   *
     80..............          *                    *                   *
 Age 65..............     15,860               15,860             100,000
 Age 70..............     14,601               14,601             100,000
Age 115..............          *                    *                   *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                               ASSUMING
                                                     8% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                  GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS           ---------------------------------------------------
       END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
       POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
        YEAR           PER YEAR              VALUE               VALUE              BENEFIT
--------------------- -----------         -----------         -----------         -----------
      1..............   $    843            $   356              $    --            $100,000
      2..............      1,728                900                  256             100,000
      3..............      2,658              1,467                  952             100,000
      4..............      3,634              2,057                1,671             100,000
      5..............      4,659              2,673                2,447             100,000
      6..............      5,735              3,311                3,219             100,000
      7..............      6,865              3,973                3,973             100,000
      8..............      8,051              4,660                4,660             100,000
      9..............      9,297              5,372                5,372             100,000
     10..............     10,605              6,109                6,109             100,000
     15..............     18,194             10,152               10,152             100,000
     20..............     27,880             14,657               14,657             100,000
     25..............     40,241             19,106               19,106             100,000
     30..............     56,018             22,467               22,467             100,000
     35..............     76,154             22,349               22,349             100,000
     40..............    101,852             13,066               13,066             100,000
     45..............    134,651                  *                    *                   *
     50..............    176,512                  *                    *                   *
     55..............    229,938                  *                    *                   *
     60..............    298,124                  *                    *                   *
     65..............    385,149                  *                    *                   *
     70..............    496,218                  *                    *                   *
     75..............    637,973                  *                    *                   *
     80..............    818,892                  *                    *                   *
 Age 65..............     56,018             22,467               22,467             100,000
 Age 70..............     76,154             22,349               22,349             100,000
Age 115..............    818,892                  *                    *                   *

                                            ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       ---------------------------------------------------
       END OF          END OF YEAR         END OF YEAR         END OF YEAR
       POLICY          ACCUMULATED          SURRENDER             DEATH
        YEAR              VALUE               VALUE              BENEFIT
---------------------  -----------         -----------         -----------
      1..............    $    505            $     --            $100,000
      2..............       1,160                 516             100,000
      3..............       1,851               1,336             100,000
      4..............       2,579               2,193             100,000
      5..............       3,345               3,119             100,000
      6..............       4,150               4,058             100,000
      7..............       4,998               4,998             100,000
      8..............       5,889               5,889             100,000
      9..............       6,826               6,826             100,000
     10..............       7,811               7,811             100,000
     15..............      13,499              13,499             100,000
     20..............      20,622              20,622             100,000
     25..............      29,438              29,438             100,000
     30..............      40,369              40,369             100,000
     35..............      54,248              54,248             100,000
     40..............      72,770              72,770             100,000
     45..............      99,876              99,876             104,870
     50..............     138,025             138,025             144,926
     55..............     188,245             188,245             197,657
     60..............     256,411             256,411             258,975
     65..............     349,556             349,556             353,051
     70..............     473,164             473,164             477,896
     75..............     638,148             638,148             644,530
     80..............     858,460             858,460             867,044
 Age 65..............      40,369              40,369             100,000
 Age 70..............      54,248              54,248             100,000
Age 115..............     858,460             858,460             867,044

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                           LEVEL DEATH BENEFIT OPTION
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                           NON-TOBACCO PREMIUM CLASS

                                                            ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                               GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS        ---------------------------------------------------
       END OF         ACCUMULATED       END OF YEAR        END OF YEAR        END OF YEAR
       POLICY            AT 5%          ACCUMULATED         SURRENDER            DEATH
        YEAR           PER YEAR            VALUE              VALUE             BENEFIT
--------------------- -----------      -------------      -------------      -------------
      1..............   $    843        $      377         $       --         $  100,000
      2..............      1,728               962                318            100,000
      3..............      2,658             1,595              1,080            100,000
      4..............      3,634             2,282              1,896            100,000
      5..............      4,659             3,027              2,801            100,000
      6..............      5,735             3,833              3,741            100,000
      7..............      6,865             4,706              4,706            100,000
      8..............      8,051             5,653              5,653            100,000
      9..............      9,297             6,679              6,679            100,000
     10..............     10,605             7,792              7,792            100,000
     15..............     18,194            14,950             14,950            100,000
     20..............     27,880            25,780             25,780            100,000
     25..............     40,241            42,385             42,385            100,000
     30..............     56,018            69,013             69,013            100,000
     35..............     76,154           113,864            113,864            132,082
     40..............    101,852           186,068            186,068            199,093
     45..............    134,651           302,936            302,936            318,083
     50..............    176,512           485,396            485,396            509,666
     55..............    229,938           763,291            763,291            801,456
     60..............    298,124         1,209,150          1,209,150          1,221,241
     65..............    385,149         1,936,061          1,936,061          1,955,422
     70..............    496,218         3,052,037          3,052,037          3,082,557
     75..............    637,973         4,808,737          4,808,737          4,856,824
     80..............    818,892         7,574,025          7,574,025          7,649,765
 Age 65..............     56,018            69,013             69,013            100,000
 Age 70..............     76,154           113,864            113,864            132,082
Age 115..............    818,892         7,574,025          7,574,025          7,649,765

                                                 ASSUMING
                                      12% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND NON-
                                    GUARANTEED CURRENT EXPENSE CHARGES
                       ------------------------------------------------------------
       END OF            END OF YEAR           END OF YEAR           END OF YEAR
       POLICY            ACCUMULATED            SURRENDER               DEATH
        YEAR                VALUE                 VALUE                BENEFIT
---------------------  ----------------      ----------------      ----------------
      1..............    $       529           $        --           $   100,000
      2..............          1,233                   589               100,000
      3..............          2,005                 1,490               100,000
      4..............          2,848                 2,462               100,000
      5..............          3,772                 3,546               100,000
      6..............          4,782                 4,690               100,000
      7..............          5,887                 5,887               100,000
      8..............          7,097                 7,097               100,000
      9..............          8,422                 8,422               100,000
     10..............          9,873                 9,873               100,000
     15..............         19,470                19,470               100,000
     20..............         34,656                34,656               100,000
     25..............         59,111                59,111               100,000
     30..............         99,503                99,503               121,394
     35..............        164,905               164,905               191,290
     40..............        270,587               270,587               289,528
     45..............        442,682               442,682               464,816
     50..............        718,552               718,552               754,479
     55..............      1,157,707             1,157,707             1,215,592
     60..............      1,870,944             1,870,944             1,889,653
     65..............      3,036,392             3,036,392             3,066,756
     70..............      4,905,435             4,905,435             4,954,489
     75..............      7,911,204             7,911,204             7,990,316
     80..............     12,744,526            12,744,526            12,871,971
 Age 65..............         99,503                99,503               121,394
 Age 70..............        164,905               164,905               191,290
Age 115..............     12,744,526            12,744,526            12,871,971

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        INCREASING DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least
    2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        LEVEL DEATH BENEFIT OPTION EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

                        Male, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.30   2.75   2.20   1.65   1.10   0.55   0.00
                        20          4.48   3.73   2.98   2.24   1.49   0.65   0.00
                        30          6.29   5.24   4.19   3.14   1.97   0.80   0.00
                        40          9.65   8.04   6.43   4.74   2.64   1.08   0.00
                        50         15.44  12.87  10.30   6.86   3.81   1.55   0.00
                        60         33.71  24.44  16.79  10.64   5.87   2.36   0.00
                        70         34.49  24.52  16.50  10.23   5.51   2.16   0.00
                        80         34.49  23.18  14.70   8.56   4.32   1.58   0.00

                        Male, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          7.20   6.00   4.80   3.27   1.82   0.74   0.00
                        30         10.49   8.74   6.54   4.19   2.33   0.95   0.00
                        40         16.64  13.17   9.12   5.83   3.24   1.32   0.00
                        50         26.80  19.59  13.50   8.59   4.75   1.92   0.00
                        60         34.49  24.80  16.90  10.62   5.80   2.31   0.00
                        70         34.49  24.14  15.99   9.75   5.17   1.99   0.00
                        80         34.49  22.65  14.05   8.00   3.96   1.42   0.00

                        Female, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.18   2.65   2.12   1.59   1.06   0.52   0.00
                        20          3.40   2.83   2.26   1.70   1.13   0.57   0.00
                        30          4.82   4.02   3.22   2.41   1.61   0.74   0.00
                        40          7.19   5.99   4.79   3.59   2.37   0.96   0.00
                        50         10.78   8.98   7.18   5.39   3.29   1.33   0.00
                        60         26.16  20.13  13.89   8.84   4.90   1.98   0.00
                        70         34.49  24.81  16.90  10.61   5.80   2.31   0.00
                        80         34.49  23.76  15.45   9.23   4.78   1.80   0.00

                        Female, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          4.66   3.88   3.10   2.33   1.55   0.65   0.00
                        30          6.84   5.70   4.56   3.42   1.99   0.81   0.00
                        40         10.40   8.67   6.94   4.77   2.66   1.08   0.00
                        50         15.49  12.91  10.33   6.66   3.70   1.50   0.00
                        60         31.03  22.52  15.49   9.83   5.43   2.19   0.00
                        70         34.49  24.68  16.72  10.45   5.67   2.24   0.00
                        80         34.49  23.55  15.19   9.00   4.62   1.72   0.00

                        Unisex, Non-Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10          3.30   2.75   2.20   1.65   1.10   0.54   0.00
                        20          4.26   3.55   2.84   2.13   1.42   0.64   0.00
                        30          5.99   4.99   3.99   2.99   1.94   0.79   0.00
                        40          9.14   7.62   6.10   4.57   2.59   1.05   0.00
                        50         14.50  12.08   9.66   6.66   3.70   1.50   0.00
                        60         32.38  23.49  16.15  10.25   5.66   2.28   0.00
                        70         34.49  24.59  16.59  10.32   5.58   2.20   0.00
                        80         34.49  23.34  14.90   8.75   4.45   1.64   0.00

                        Unisex, Tobacco
                                                     POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7+
                        ---------  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          6.68   5.57   4.46   3.18   1.78   0.72   0.00
                        30          9.76   8.13   6.34   4.06   2.26   0.92   0.00
                        40         15.36  12.66   8.77   5.60   3.12   1.27   0.00
                        50         24.41  18.59  12.82   8.16   4.52   1.83   0.00
                        60         34.49  24.85  16.97  10.69   5.86   2.34   0.00
                        70         34.49  24.28  16.18   9.94   5.30   2.06   0.00
                        80         34.49  22.98  14.46   8.36   4.20   1.53   0.00

                                      C-2